                        Registration No. 333-06383
                                811-7663

                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
            SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                 N-8B-2

                       Post-Effective Amendment No. 2

               Group VEL  ACCOUNT OF FIRST ALLMERICA FINANCIAL
                          LIFE  INSURANCE COMPANY
                        (Exact Name of Registrant)

             FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                           440 Lincoln Street
                           Worcester MA 01653
               (Address of Principal Executive Office)

                       Abigail M. Armstrong, Esq.
                           440 Lincoln Street
                           Worcester MA 01653
            (Name and Address of Agent for Service of Process)

          It is proposed that this filing will become effective:


            ___ Immediately upon filing pursuant to paragraph (b)
            ___ On (date) pursuant to paragraph (b)
            ___ 60 days after filing pursuant to paragraph (a) (1)
            _X_ On February 2, 1998 pursuant to paragraph (a) (1)
            ___ On (date) Pursuant to paragraph (a) (2) of Rule 485
            ___ This post-effective Amendment designates a new effective date for a previously filed post-effective amendment


                   FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("the 1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("the 1933 Act"). The 24f-2 Notice for the issuer's fiscal year ended December 31, 1996 was filed on February 27, 1997.

                      RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8b-2 AND THE PROSPECTUS

Item No. of
Form N-8B-2                        Caption in Prospectus
-----------                ---------------------
1..........................Cover Page
2..........................Cover Page
3..........................Not Applicable
4..........................Distribution
5..........................The Company, The Group VEL Account
6..........................The Group VEL Account
7..........................Not Applicable
8..........................Not Applicable
9..........................Legal Proceedings
10.........................Summary; Description of the Company, The
                           Group VEL Account, the Trust, VIPF,
                           VIPF II, T. Rowe Price, DGPF and INVESCO VIF; The
                           Certificate; Certificate Termination and
                           Reinstatement; Other Certificate Provisions
11.........................Summary; The Trust, Investment Objectives and
                           Policies
12.........................Summary; The Trust;

13.........................Summary; The Trust; VIPF; VIPF II; T. Rowe Price;
                           DGPF;INVESCO VIF; Investment Advisory
                           Services to the Trust; Investment Advisory
                           Services to VIPF; Investment Advisory Services to VIPF II; Investment Advisory Services to T. Rowe Price; Investment Advisory Services to DGPF; Investment Advisory Services to INVESCO VIF:
                           Charges and Deductions; Prospectus Supplement dated February 2, 1998

14.........................Summary; Enrollment Form for a Certificate
15.........................Summary; Enrollment Form for a Certificate;
                           Premium Payments; Allocation of Net Premiums
16.........................The Group VEL Account; The Trust; VIPF;
                           VIPF II; T. Rowe; DGPF; Premium Payments;
                           Allocation of Net Premiums
17.........................Summary; Surrender; Partial Withdrawal;
                           Charges and Deductions; Certificate
                           Termination and Reinstatement
18.........................The Group VEL Account; The Trust; VIPF;
                           VIPF II; T. Rowe; DGPF; INVESCO VIF;
                           Premium Payments
19.........................Reports; Voting Rights
20.........................Not Applicable
21.........................Summary; Certificate Loans; Other Certificate
                           Provisions
22.........................Other Certificate Provisions
23.........................Not Required
24.........................Other Certificate Provisions
25.........................The Company

Item No. of
Form N-8B-2                        Caption in Prospectus
-----------                ---------------------
26.........................Not Applicable
27.........................The Company
28.........................Directors and Principal Officers of the
                           Company
29.........................The Company
30.........................Not Applicable
31.........................Not Applicable
32.........................Not Applicable
33.........................Not Applicable
34.........................Not Applicable
35.........................Distribution
36.........................Not Applicable
37.........................Not Applicable

38.........................Summary; Distribution; Prospectus Supplement dated
                           February 4, 1998

39.........................Summary; Distribution
40.........................Not Applicable
41.........................The Company, Distribution
42.........................Not Applicable
43.........................Not Applicable
44.........................Premium Payments; Certificate Value and
                           Surrender Value
45.........................Not Applicable
46.........................Certificate Value and Surrender Value;
                           Federal Tax Considerations
47.........................The Company
48.........................Not Applicable
49.........................Not Applicable
50.........................The Group VEL Account
51.........................Cover Page; Summary; Charges and
                           Deductions; The Certificate; Certificate
                           Termination and Reinstatement; Other
                           Certificate Provisions
52.........................Addition, Deletion or Substitution of
                           Investments
53.........................Federal Tax Considerations
54.........................Not Applicable
55.........................Not Applicable
56.........................Not Applicable
57.........................Not Applicable
58.........................Not Applicable
59.........................Not Applicable

                                  GROUP  VEL ACCOUNT
                                          of
                   FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                      SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997

The first two paragraphs under the caption CHARGES AND DEDUCTIONS on page 40 of the prospectus are amended in their entirety to read as follows:

    Charges will be deducted to compensate the Company for providing the insurance benefits set forth in the Certificate and any additional benefits added by rider, providing servicing, incurring distribution expenses, and assuming certain risks in connection with the Certificates. Certain of the charges described below may be reduced for Certificates issued in connection with a specific group under a non-qualified benefit plan. Charges and deductions may vary based on criteria, for example, such as the purposes for which the Certificates are purchased, the size of the benefit plan and the expected number of participants, the underwriting characteristics of the group, the levels and types of administrative services provided to the benefit plan and participants, and anticipated aggregate premium payments. From time to time the Company may modify both the amounts and criteria for reductions, which will not be unfairly discriminatory against any person.

                                     * * *

The second paragraph under "DISTRIBUTION" on page 53 of the prospectus is amended by inserting the following as the fourth sentence of the paragraph:

    Alternative compensation schedules, which may include ongoing annual compensation of up to 0.50% of Certificate Value, are available based on premium payments and the level of enrollment and ongoing administrative services provided to participants and benefit plans by the broker-dealer or registered representative.

                                     * * *

Footnote 23. SUBSEQUENT EVENT (UNAUDITED) under "Notes to Financial Statements on page F-36 is deleted and replaced in its entirety with the following:

    23. SUBSEQUENT EVENTS (UNAUDITED)

    On April 14, 1997, the Company entered into an agreement in principle to transfer the Company's individual disability income business under a 100% coinsurance agreement to Metropolitan Life Insurance Company. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

    On July 16, 1997, Allmerica Financial Corporation ("AFC") announced the closing of the merger ("Merger") of Allmerica P&C and AFC. Through the transaction, AFC acquired the approximately 24.2 million shares of Allmerica P&C that it did not already own, indirectly through FAFLIC, for approximately $426 million in cash and 9.7 million shares of AFC common stocks. On July 15, 1997, The Certificate of Incorporation of Allmerica P&C was amended and restated to authorize a Class B Common Stock of Allmerica P&C, $5.00 par value. Immediately prior to consummation of the Merger, each share of Allmerica P&C Common Stock owned by AFC and its subsidiaries was exchanged for one share of Class B Common Stock.

    In late July 1997, a lawsuit was instituted in Louisiana against Allmerica Financial Corporation and certain of its subsidiaries, including the Company, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contracts, misrepresentations and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and refiled the action in Federal District Court in Worcester, Massachusetts. The plaintiffs seek to be certified as a class. The case is in the early stages of discovery and the Company is evaluating the claims. Although the Company believes it has meritorious defenses to plaintiff's claims, there can be no assurance that the claim will be resolved on a basis which is satisfactory to the Company.

                                     * * *

Following are unaudited financial statements for the Group VEL Account and the Company for the nine month period ended September 30, 1997.





                                            SUPPLEMENT DATED FEBRUARY 4, 1998

                          PROSPECTUS SUPPLEMENT

         ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
             VEL ACCOUNT (VEL PLUS) AND GROUP VEL ACCOUNT

           FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            GROUP VEL ACCOUNT

                       ALLMERICA INVESTMENT TRUST

 (SUPPLEMENT EFFECTIVE AUGUST 15, 1997 TO PROSPECTUSES DATED MAY 1, 1997)

 At the Special Meeting of Shareholders of Allmerica Investment Trust ("Trust") shareholders approved all proposals, including (1) amendments to the Trust's Management Agreement and certain Sub-adviser Agreements and (2) amendments to the investment objectives, policies and restrictions of certain Funds of the Trust. The attached variable insurance product prospectus and Trust prospectus are hereby amended as follows (all references are to the Trust prospectus unless otherwise noted):

The second paragraph under "What are the Investment Objectives and Policies?" is amended to read:

     A Fund's investment objective and investment policies are not fundamental and may be changed without shareholder approval.

                            _______________

The fifth paragraph under "Growth Fund - Investment Policies" in the section entitled "What are the Investment Objective and Policies?" is deleted.

                            _______________

The following is included under "Investment Policies" in the section entitled "What are the Investment Objectives and Policies?" for the Growth Fund, Equity Index Fund, Investment Grade Income Fund and
Government Bond Fund:

     The Fund may invest up to 15% of its net assets in securities which are illiquid because they are not readily marketable.

                            _______________

The following is included under "Investment Policies" in the section entitled "What are the Investment Objectives and Policies?" for the Investment Grade Income Fund and Government Bond Fund:

     Obligations in which the Fund may invest include debt obligations of supranational entities. Supranational entities include international organizations designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future. The Fund may not invest more than 25% of its assets in debt obligations of supranational entities.

The following replaces the third from last paragraph under "Investment Policies" in the section entitled "What are the Investment Objectives and Policies?" for the Investment Grade Income Fund:

     The Fund may invest up to 25% of its assets in foreign securities (not including its investments in American
     Depositary Receipts).

                            _______________

The following is included under "Investment Policies" in the section entitled "What are the Investment Objectives and Policies?" for the Money Market Fund:

     The Fund may invest up to 25% of its assets in U.S. dollar denominated foreign securities (not including its investments in American Depositary Receipts).

                            _______________

The following is included under "Investment Policies" in the section entitled "What are the Investment Objectives and Policies?" for the Money Market Fund:

     The Fund may invest up to 10% of its net assets in securities which are illiquid because they are not readily marketable.

                            _______________

The management and sub-advisory fee tables under "Management Fees and Expenses" of the Trust prospectus and the management and sub-advisory fee sections in the variable product prospectus are amended to read as follows:

     For the services to the Funds, the Manager receives fees computed daily at an annual rate based on the average daily net asset value of each Fund as set forth below.

                       Select     Select Capital  Small-Mid          Select       Select
                     Aggressive    Appreciation      Cap         International    Growth    Growth
                     Growth Fund       Fund       Value Fund     Equity Fund       Fund      Fund
                     -----------   ------------   ----------     -------------    ------    -------
Manager Fee              (1)            (1)           (2)              (1)         0.85%      (1)


                     Equity    Select Growth   Investment    Government     Money
                      Index      and Income   Grade Income      Bond        Market
                      Fund          Fund          Fund         Fund         Fund
                     ------    -------------  -------------   ---------    --------
Manager Fee            (3)            (1)           (4)         0.50%         (3)


(1) The Manager's fees for the Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select International Equity Fund, Growth Fund and Select Growth and Income Fund, computed daily at an annual rate based on the average daily net assets of each Fund, are based on the following schedule:

                                                                               Select                     Select Growth
                                    Select Aggressive    Select Capital     International                   and Income
               Assets                  Growth Fund      Appreciation Fund    Equity Fund    Growth Fund        Fund
               ------                -----------------  -----------------   -------------   -----------   --------------

First $100 Million.................          1.00%            1.00%               1.00%          0.60%          0.75%
$100 to $250 Million...............          0.90%            0.90%               0.90%          0.60%          0.70%
$250 to $500 Million...............          0.85%            0.85%               0.85%          0.40%          0.65%
Over $500 Million..................          0.85%            0.85%               0.85%          0.35%          0.65%


(2) The Manager's fee for the Small-Mid Cap Value Fund, computed daily at an annual rate based on the average daily net assets of the Fund, is based on the following schedule:


            Assets                                  Fee Rate
            ------                                  --------
            First $100 Million......................   1.00%
            Next $150 Million.......................   0.85%
            Next $250 Million.......................   0.80%
            Next $250 Million.......................   0.75%
            Over $750 Million.......................   0.70%

     The Manager voluntarily has agreed to limit its fees to an annual rate of 0.90% of average daily net assets until further notice.

(3) The Manager's fees for the Equity Index Fund and Money Market Fund, computed daily at an annual rate based on the average daily net assets of each Fund, are based on the following schedule:


                                              Equity    Money
                                              Index     Market
            Assets                             Fund      Fund
            ------                            ------    ------
            First $50 Million................  0.35%     0.35%
            Next $200 Million................  0.30%     0.25%
            Over $250 Million................  0.25%     0.20%

(4) The Manager's fees for the Investment Grade Income Fund, computed daily at an annual rate based on the average daily net assets of the Fund, are based on the following schedule:


                                               Investment
                                                  Grade
            Assets                             Income Fund
            ------                             ------------
            First $50 Million.................     0.50%
            $50 to $100 Million...............     0.45%
            Over $100 Million.................     0.40%

     The Manager is responsible for the payment of all fees to the Sub-Advisers. The Manager pays each Sub-Adviser fees computed daily at an annual rate based on the average daily net asset value of each Fund as set forth below. In certain Funds, Sub-Adviser fees vary according to the level of assets in such Funds, which will reduce the fees paid by the Manager as Fund assets grow but will not reduce the operating expenses of such Funds.

                       Select     Select Capital  Small-Mid          Select       Select
                     Aggressive    Appreciation      Cap         International    Growth    Growth
                     Growth Fund       Fund       Value Fund     Equity Fund       Fund      Fund
                     -----------   ------------   ----------     -------------    ------    -------
Sub-Adviser Fee            (5)            (5)          (6)              (7)         (8)        (9)


                    Equity    Select Growth   Investment    Government     Money
                     Index      and Income   Grade Income      Bond        Market
                     Fund          Fund          Fund         Fund         Fund
                    ------    -------------  -------------   ---------    --------

Sub-Adviser Fee      0.10%          (10)          0.20%         0.20%       0.10%



(5) For their services, NACM and JCC will receive a fee computed daily at an annual rate based on the average daily net assets of the Select Aggressive Growth Fund and Select Capital Appreciation Fund, respectively, under the following schedule:

             Assets                                    Rate
             ------                                    ----
             First $100 Million.....................   0.60%
             Next $150 Million......................   0.55%
             Next $250 Million......................   0.50%
             Over $500 Million......................   0.45%

(6) For its services, CRM will receive a fee computed daily at an annual rate based on the average daily net assets of the Small-Mid Cap Value Fund, under the following schedule:

             Assets                                    Rate
             ------                                    ----
             First $100 Million.....................   0.60%
             Next $150 Million......................   0.50%
             Next $250 Million......................   0.40%
             Next $250 Million......................   0.375%
             Over $750 Million......................   0.35%

(7) For its services, BIAM will receive a fee computed daily at an annual rate based on the average daily net assets of the Select International Equity Fund, under the following schedule:

             Assets                                    Rate
             ------                                    ----
             First $50 Million.......................  0.45%
             Next $50 Million........................  0.40%
             Over $100 Million.......................  0.30%

(8) For its services, Putnam will receive a fee computed daily at an annual rate based on the average daily net assets of the Select Growth Fund, under the following schedule:

             Assets                                    Rate
             ------                                    ----
             First $50 Million.......................  0.50%
             Next $100 Million.......................  0.45%
             Next $100 Million.......................  0.35%
             Next $100 Million.......................  0.30%
             Over $350 Million.......................  0.25%

(9) For its services, MAS will receive a fee based on the aggregate assets of the Growth Fund and certain other accounts of the Manager and its affiliates which are managed by MAS, under the following schedule:

             Assets                                    Rate
             ------                                    ----
             First $50 Million........................ 0.50%
             $50 Million to $100 Million.............. 0.375%
             $100 Million to $500 Million............. 0.25%
             $500 Million to $850 Million............. 0.20%
             Over $850 Million........................ 0.15%


(10) For its services, JAL will receive a fee computed daily at an annual rate based on the average daily net assets of the Select Growth and Income Fund, under the following schedule:

             Assets                                    Rate
             ------                                    ----
             First $100 Million....................    0.40%
             Next $200 Million.....................    0.25%
             Over $300 Million.....................    0.30%



The section on Foreign Securities under "Certain Investment Strategies and Policies" is amended to change the heading as follows and insert the following sentence after the fourth sentence of the first paragraph. (The last paragraph of the section is deleted).

          Foreign Securities (applicable to each Fund except the Government Bond Fund).

          The Money Market Fund may invest only in U.S. dollar denominated foreign securities.

The heading, first sentence of the first paragraph and the second paragraph of the section on Options and Futures Transactions under "Certain Investment Strategies and Policies" are amended to read:

          Options and Futures Transactions (applicable to each Fund except the Money Market Fund), Forward Contracts
          (applicable to Select Capital Appreciation Fund and
          Select International Equity Fund) and swaps (applicable to the Select Capital Appreciation Fund)

Through the writing and purchase of put and call options on its securities, financial indices and foreign currencies, and the purchase and sale of futures contracts and related options with respect to securities, financial indices and (in the case of the Select Capital Appreciation Fund and Select International Equity Fund) foreign currencies in which it may invest, each Fund except the Money Market Fund at times may seek to hedge against fluctuations in net asset value.

Additionally, the Select Capital Appreciation Fund and Select International Equity Fund may invest in forward contracts and the Select Capital Appreciation Fund in Swaps which may expose these Funds to additional risks and transaction costs.

                            _______________

The parenthetical phrase in the heading for the section on Restricted Securities under "Certain Investment Strategies and Policies" is deleted and the second sentence in the section is amended to read:

          However, each Fund will not invest more than 15% (10% for the Money Market Fund) of its net assets in restricted securities (and other securities deemed to be illiquid) unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid.

                            _______________

The heading and first two paragraphs of the section on High Yield Securities under "Certain Investment Strategies and Policies" are amended to read as follows.

          HIGH YIELD SECURITIES (APPLICABLE TO THE SELECT CAPITAL
          APPRECIATION FUND, SELECT GROWTH FUND AND SELECT GROWTH
          AND INCOME FUND)

          Corporate debt securities purchased by the Select Capital Appreciation Fund, Select Growth Fund and Select Growth and Income Fund will be rated at the time of purchase B or better by Moody's or S&P, or equivalently rated by another NRSRO, or unrated but believed by the Sub-adviser to be of comparable quality under the guidelines established for the Funds. The Select Growth Fund and the Select Growth and Income Fund may not invest more than 15% of their assets and the Select Capital Appreciation Fund may not invest more than 35% of its assets at the time of investment in securities rated below Baa by Moody's or BBB by S&P, or equivalently rated by another NRSRO, or unrated but believed by the Sub-Adviser to be of comparable quality. Securities rated B by Moody's or S&P (or equivalently by another NRSRO) are below investment grade and are considered, on balance, to be predominantly speculative with respect to capacity to pay interest and repay principal and will generally involve more credit risk than securities in the higher rating categories.


          Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities, commonly known as "high yield" securities or "junk bonds," and of the asset value of the Select Capital Appreciation Fund, Select Growth Fund and Select Growth and Income Fund. Many issuers of high yield corporate debt securities are leveraged substantially at times, which may impair their ability to meet debt service obligations. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress.

                            _______________

The heading and last sentence of the first paragraph of the section on Asset-Backed Securities and Mortgage-Backed Securities under "Certain Investment Strategies and Policies" are amended to read as follows:

     Asset-Backed Securities and Mortgage-Backed Securities
     (applicable to Investment Grade Income Fund, Government Bond
     Fund and Money Market Fund)

     A Fund will not invest more than 20% of its total assets in asset-backed securities.

                            _______________

The heading for the section on Stripped Mortgage-Backed Securities under "Certain Investment Strategies and Policies" is amended to read:

     Stripped Mortgage-Backed Securities (applicable to Investment Grade Income Fund, Government Bond Fund and Money Market Fund)

                            _______________

The following is inserted at the end of the section entitled "Certain Investment Strategies and Policies":

     STAND-BY COMMITMENTS (applicable to Investment Grade Income
     Fund, Government Bond Fund and Money Market Fund)

     Under a stand-by commitment, a dealer agrees to purchase from the Fund, at the Fund's option, specified securities at a specified price. Stand-by commitments are exercisable by the Fund at any time before the maturity of the underlying security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments.

     Although stand-by commitments are often available without the payment of any direct or indirect consideration, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for securities which are acquired subject to the commitment.

     Where the Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund.

     The Fund will enter into stand-by commitments only with banks and broker-dealers which present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Sub-Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

     The Fund will acquire stand-by commitments solely to facilitate liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining the Fund's net asset value.

                             FINANCIAL STATEMENTS

               FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
        (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                      CONSOLIDATED STATEMENTS OF INCOME

                                                                         (UNAUDITED)                          (UNAUDITED)
                                                                 QUARTER ENDED SEPTEMBER 30,         NINE MONTHS ENDED SEPTEMBER 30
(In millions)                                                     1997                 1996            1997                  1996
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
  Premiums                                                       $585.6               $557.1         $1,726.7              $1,658.4
  Universal life and investment product policy fees                61.4                 49.9            174.8                 144.9
  Net investment income                                           162.1                173.3            488.2                 499.6
  Net realized investment gains (losses)                           19.1                 (0.4)            60.8                  53.7
  Other income                                                     29.5                 26.9             86.4                  79.8
                                                                 ------               ------         --------              --------
    Total revenues                                                857.7                806.8          2,536.9               2,436.4
                                                                 ------               ------         --------              --------

BENEFITS, LOSSES AND EXPENSES
  Policy benefits, claims, losses and loss adjustment expenses    515.1                474.6          1,516.1               1,457.3
  Policy acquisition expenses                                     117.3                113.1            353.9                 348.8
  Loss from cession of disability income business                    --                   --             53.9                    --
  Other operating expenses                                        126.8                125.9            382.6                 363.9
                                                                 ------               ------         --------              --------
    Total benefits, losses and expenses                           759.2                713.6          2,306.5               2,170.0
                                                                 ------               ------         --------              --------

Income before federal income taxes                                 98.5                 93.2            230.4                 266.4
                                                                 ------               ------         --------              --------

FEDERAL INCOME TAX EXPENSE (BENEFIT)
  Current                                                          34.7                 37.2             67.7                  81.5
  Deferred                                                         (7.7)               (11.6)           (11.2)                (19.1)
                                                                 ------               ------         --------              --------
Total federal income tax expense                                   27.0                 25.6             56.5                  62.4
                                                                 ------               ------         --------              --------

Income before minority interest                                    71.5                 67.6            173.9                 204.0
Minority interest                                                 (14.4)               (21.2)           (55.6)                (59.6)
                                                                 ------               ------         --------              --------
Net income                                                       $ 57.1               $ 46.4         $  118.3              $  144.4
                                                                 ------               ------         --------              --------
                                                                 ------               ------         --------              --------

                 The accompanying notes are an integral part of these consolidated financial statements.

               FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
        (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

               CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                               (UNAUDITED)
                                                                     NINE MONTHS ENDED SEPTEMBER 30,
(In millions)                                                           1997                   1996
----------------------------------------------------------------------------------------------------
COMMON STOCK
  Balance at beginning and end of period                             $    5.0                $    5.0
                                                                     --------                --------
ADDITIONAL PAID IN CAPITAL
  Balance at beginning of period                                        392.4                   392.4
  Capital paid in                                                          .1                      --
                                                                     --------                --------
  Balance at end of period                                              392.5                   392.4
                                                                     --------                --------

RETAINED EARNINGS
  Balance at beginning of period                                      1,367.4                 1,173.9
  Net income                                                            118.3                   144.4
                                                                     --------                --------
  Balance at end of period                                            1,485.7                 1,318.3
                                                                     --------                --------

NET UNREALIZED APPRECIATION ON INVESTMENTS
  Balance at beginning of period                                        131.4                   153.0
  Net appreciation (depreciation) on available for sale securities      109.0                  (126.3)
  (Provision) benefit for deferred federal income taxes                 (28.9)                   36.5
  Minority interest                                                     (26.4)                   20.4
                                                                     --------                --------
  Balance at end of period                                              185.1                    83.6
                                                                     --------                --------

    Total shareholder's equity                                       $2,068.3                $1,799.3
                                                                     --------                --------
                                                                     --------                --------

The accompanying notes are an integral part of these consolidated financial statements.

               FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
        (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                         CONSOLIDATED BALANCE SHEETS

                                                                                 (UNAUDITED)
                                                                                SEPTEMBER 30,    DECEMBER 31,
(IN MILLIONS)                                                                       1997             1996
-------------------------------------------------------------------------------------------------------------
ASSETS
  Investments:
    Fixed maturities at fair value (amortized cost of $7,062.9 and $7,279.1)      $ 7,341.2        $ 7,461.5
    Equity securities at fair value (cost of $284.7 and $327.9)                       475.6            473.1
    Mortgage loans                                                                    564.7            650.1
    Real estate                                                                        72.5            120.7
    Policy loans                                                                      139.3            132.4
    Other long term investments                                                       125.6            128.8
                                                                                  ---------        ---------
      Total investments                                                             8,718.9          8,966.6
                                                                                  ---------        ---------
  Cash and cash equivalents                                                           159.5            175.9
  Accrued investment income                                                           140.7            148.6
  Deferred policy acquisition costs                                                   881.2            822.7
  Reinsurance receivables on paid and unpaid losses,
    benefits and unearned premiums                                                    828.9            875.6
  Deferred federal income taxes                                                        33.3             93.2
  Premiums, accounts and notes receivable                                             548.4            533.0
  Other assets                                                                        504.9            302.2
  Closed block assets                                                                 805.6            811.8
  Separate account assets                                                           9,233.6          6,233.0
                                                                                  ---------        ---------
      Total assets                                                                $21,855.0        $18,962.6
                                                                                  ---------        ---------
                                                                                  ---------        ---------
LIABILITIES
  Policy liabilities and accruals:
    Future policy benefits                                                        $ 2,591.3        $ 2,613.7
    Outstanding claims, losses and loss adjustment expenses                         2,852.0          2,944.1
    Unearned premiums                                                                 869.7            822.5
    Contractholder deposit funds and other policy liabilities                       1,724.7          2,060.4
                                                                                  ---------        ---------
      Total policy liabilities and accruals                                         8,037.7          8,440.7
                                                                                  ---------        ---------
  Expenses and taxes payable                                                          677.2            615.3
  Reinsurance premiums payable                                                         45.6             31.4
  Short-term debt                                                                      48.2             38.4
  Deferred federal income taxes                                                          --             34.6
  Long-term debt                                                                        2.7              2.7
  Closed block liabilities                                                            881.3            892.1
  Separate account liabilities                                                      9,228.0          6,227.2
                                                                                  ---------        ---------
      Total liabilities                                                            18,920.7         16,282.4
                                                                                  ---------        ---------

      Minority interest                                                               866.0            784.0

      Committments and contingencies

SHAREHOLDER'S EQUITY
  Common stock, $10 par value, 1 million shares authorized, 500,000
    shares issued and outstanding                                                       5.0              5.0
  Additional paid in capital                                                          392.5            392.4
  Unrealized appreciation on investments, net                                         185.1            131.4
  Retained earnings                                                                 1,485.7          1,367.4
                                                                                  ---------        ---------
      Total shareholder's equity                                                    2,068.3          1,896.2
                                                                                  ---------        ---------
      Total liabilities and shareholder s equity                                  $21,855.0        $18,962.6
                                                                                  ---------        ---------
                                                                                  ---------        ---------

The accompanying notes are an integral part of these consolidated financial statements.

               FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
        (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                    CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                               (UNAUDITED)
                                                                                      NINE MONTHS ENDED SEPTEMBER 30,
(In millions)                                                                           1997                   1996
---------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                                          $   118.3             $   144.4
  Adjustments to reconcile net income to net cash provided by operating activities:
    Minority interest                                                                      55.6                  59.6
    Net realized gains                                                                    (61.9)                (53.9)
    Net amortization and depreciation                                                      20.3                  34.3
    Deferred federal income taxes                                                         (11.2)                (18.9)
    Change in deferred acquisition costs                                                  (70.2)                (55.7)
    Change in premiums and notes receivable, net of reinsurance                            (0.9)                (20.4)
    Change in accrued investment income                                                     7.2                   6.6
    Change in policy liabilities and accruals, net                                        (86.1)                (31.3)
    Change in reinsurance receivable                                                       46.8                  30.2
    Change in expenses and taxes payable                                                   52.8                   0.4
    Separate account activity, net                                                          0.2                   5.6
    Other, net                                                                            (13.2)                 45.5
                                                                                      ---------             ---------
      Net cash provided by operating activities                                            57.7                 146.4
                                                                                      ---------             ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from disposals and maturities of available-for-sale fixed maturities         2,040.8               3,052.1
  Proceeds from disposals of equity securities                                            126.6                 218.3
  Proceeds from disposals of other investments                                             96.0                  60.3
  Proceeds from mortgages matured or collected                                            157.4                 122.9
  Purchase of available-for-sale fixed maturities                                      (2,033.4)             (3,223.9)
  Purchase of equity securities                                                           (45.8)                (80.4)
  Purchase of other investments                                                           (94.3)                (91.1)
  Capital expenditures                                                                     (5.4)                 (8.0)
  Other investing activities, net                                                           1.2                   2.7
                                                                                      ---------             ---------
    Net cash provided by investing activities                                             243.1                  52.9
                                                                                      ---------             ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Deposits and interest credited to contractholder deposit funds                          173.8                 241.6
  Withdrawals from contractholder deposit funds                                          (501.2)               (790.4)
  Change in short-term debt                                                                 9.8                 298.1
  Change in long-term debt                                                                 (0.1)                 (0.1)
  Dividends paid to minority shareholders                                                  (2.4)                 (2.9)
  Proceeds from capital paid in                                                             0.1                    --
  Subsidiary treasury stock purchased, at cost                                               --                 (42.0)
                                                                                      ---------             ---------
    Net cash used in financing activities                                                (320.0)               (295.7)
                                                                                      ---------             ---------
Net change in cash and cash equivalents                                                   (19.2)                (96.4)
Net change in cash held in the Closed Block                                                 2.8                  11.2
Cash and cash equivalents, beginning of period                                            175.9                 236.6
                                                                                      ---------             ---------
Cash and cash equivalents, end of period                                              $   159.5             $   151.4
                                                                                      ---------             ---------
                                                                                      ---------             ---------

The accompanying notes are an integral part of these consolidated financial statements.

               FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
        (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

              NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

1. Basis of Presentation

First Allmerica Financial Life Insurance Company ("FAFLIC" or "the Company") is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The accompanying unaudited consolidated financial statements of FAFLIC have been prepared in accordance with generally accepted accounting principles for stock life insurance companies for interim financial information.

The interim consolidated financial statements of FAFLIC include the accounts of FAFLIC, its wholly-owned life insurance subsidiary, Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries), and Allmerica Property & Casualty Companies, Inc. ("Allmerica P&C", a 59.5%-owned non-insurance holding company). The Closed Block assets and liabilities at September 30, 1997 and December 31, 1996 are presented in the consolidated financial statements as single line items. Results of operations for the Closed Block for the nine month and three month periods ended September 30, 1997 and 1996 are included in other income in the consolidated financial statements. All significant intercompany accounts and transactions have been eliminated.

Minority interest relates to the Company's investment in Allmerica P&C and its subsidiary, The Hanover Insurance Company ("Hanover"). Hanover's 82.5%-owned subsidiary is Citizens Corporation, the holding company for Citizens Insurance Company of America ("Citizens"). Minority interest also includes an amount related to the minority interest in Citizens Corporation.

The accompanying interim consolidated financial statements reflect, in the opinion of the Company's management, all adjustments, consisting of only normal and recurring adjustments, necessary for a fair presentation of the financial position and results of operations. Certain reclassifications have been made to the 1996 consolidated statements of income in order to conform to the 1997 presentation. The results of operations for the nine months ended and quarter ended September 30, 1997 are not necessarily indicative of the results to be expected for the full year. These financial statements should be read in conjunction with the annual audited financial statements.

In June 1997, the FASB issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (FAS No. 130). FAS No. 130 established standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. Comprehensive income will thus represent the sum of net income and other comprehensive income, although FAS No. 130 does not require the use of the terms comprehensive income or other comprehensive income. The accumulated balance of other comprehensive income shall be displayed separately from retained earnings and additional paid-in capital in the statement of financial position. This statement is effective for fiscal years beginning after December 15, 1997. The Company anticipates that the adoption of FAS No. 130 will result primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

In June 1997, the FASB also issued Statement of Financial Accounting Standards No. 131, "Disclosures About Segments of an Enterprise and Related Information" (FAS No. 131). FAS No. 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement of Financial Accounting Standards No. 14, "Financial Reporting for Segments of a Business Enterprise" (FAS No. 14).
FAS No. 131 requires that all public enterprises report financial and descriptive information about its reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. The Company is currently determining the impact of the adoption of FAS No. 131.

2. Significant Transactions

In July 1997, Hanover reached an agreement with Travelers Property Casualty to facilitate Travelers' writing of certain Hanover Insurance policies, as they expire, in Alabama, California, Kansas, Mississippi, Missouri, and Texas. In these six states, Hanover has approximately 250 agents generating approximately $90 million in premium annually. Hanover intends to cease writing personal and commercial policies in these states except for employer and association-sponsored group property and casualty business, surety bonds and specialty program commercial policies. The plan is conditioned upon the appropriate regulatory approval in each state.

On April 14, 1997, the Company entered into an agreement in principle to transfer the Company's individual disability income business under a 100% coinsurance agreement to Metropolitan Life Insurance Company. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

3. Parent Company Transactions

On July 16, 1997, AFC acquired all of the outstanding common stock of Allmerica P&C that it did not already own, through its ownership of FAFLIC, in exchange for cash of $425.6 million and approximately 9.7 million shares of AFC stock valued at $372.5 million. Pursuant to the merger, each outstanding share of Allmerica P&C Common Stock, other than those shares owned by the Company or its subsidiaries, became a right to receive $17.60 in cash, without interest, and 0.4 shares of AFC Common Stock, resulting in the issuance of approximately 9.7 million shares of AFC Common Stock. On July 15, 1997, the Certificate of Incorporation of Allmerica P&C was amended and restated to authorize a class B common stock of Allmerica P&C, $5.00 par value. Each share of Allmerica P&C Common Stock owned by the Company or its subsidiaries was exchanged for one share of Class B Common Stock immediately prior to the consummation of the merger.

In June 1997, AFC entered into a credit agreement with The Chase Manhattan Bank ("Chase") providing for a $225 million revolving line of credit that expires on December 15, 1997. Borrowings under the line of credit are unsecured and bear interest at a rate per annum equal to, at AFC's option, Chase's base rate or the eurodollar rate plus an applicable margin. The credit agreement requires AFC to comply with certain financial ratios. As of September 30, 1997, AFC had borrowed $140.0 million under the line of credit provided by this credit agreement.

On February 3, 1997, AFC Capital Trust (the "Trust"), a wholly-owned subsidiary business trust of AFC, issued $300.0 million Series A Capital Securities ("Capital Securities"), which pay cumulative dividends at a rate of 8.207% semiannually commencing August 15, 1997. The Trust exists for the sole purpose of issuing the Capital Securities and investing the proceeds thereof in an equivalent amount of 8.207% Junior Subordinated Deferrable Interest Debentures due 2027 of AFC (the "Subordinated Debentures"). Through certain guarantees, the Subordinated Debentures and the terms of related agreements, AFC has irrevocably and unconditionally guaranteed the obligations of the Trust under the Capital Securities. Net proceeds from the offering of approximately $296.3 million funded a portion of the acquisition of the 24.2 million publicly held shares of Allmerica P&C pursuant to the merger on July 16, 1997. On August 7, 1997, AFC and the Trust exchanged the Series A Capital Securities for a like amount of Series B Capital Securities and related guarantees which are registered under the Securities Act of 1933 as required under the terms of the initial transaction. During the nine months ended September 30, 1997, $12.3 million in distributions was paid on the Capital Securities.

Dividends from the Company are one of the sources of cash for repayment of the above-mentioned debt by AFC.

4. Federal Income Taxes

Federal income tax expense for the periods ended September 30, 1997 and 1996, has been computed using estimated effective tax rates. These rates are revised, if necessary, at the end of each successive interim period to reflect the current estimates of the annual effective tax rates.

5. Closed Block

Included in other income in the Consolidated Statements of Income in the third quarter and first nine months of 1997 and 1996 is a net pre-tax contribution from the Closed Block of $2.3 million and $8.3 million, and $1.9 million and $7.9 million, respectively. Summarized financial information of the Closed Block is as follows:

                                                                           (UNAUDITED)
                                                                           SEPTEMBER 30,    DECEMBER 31,
(In millions)                                                                   1997             1996
--------------------------------------------------------------------------------------------------------
ASSETS
  Fixed maturities-at fair value (amortized cost of $414.4 and $397.2)...     $421.0           $403.9
  Mortgage loans.........................................................      101.5            114.5
  Policy loans...........................................................      223.2            230.2
  Cash and cash equivalents..............................................       21.3             24.1
  Accrued investment income..............................................       15.0             14.3
  Deferred policy acquisition costs......................................       18.8             21.1
  Other assets...........................................................        4.8              3.7
                                                                              ------           ------
    Total assets.........................................................     $805.6           $811.8
                                                                              ------           ------
                                                                              ------           ------
LIABILITIES
  Policy liabilities and accruals........................................     $875.7           $883.4
  Other liabilities......................................................        5.6              8.7
                                                                              ------           ------
    Total liabilities....................................................     $881.3           $892.1
                                                                              ------           ------
                                                                              ------           ------

                                                                               (UNAUDITED)        (UNAUDITED)
                                                                              QUARTER ENDED    NINE MONTHS ENDED
                                                                              SEPTEMBER 30,       SEPTEMBER 30,
                                                                              --------------   -----------------
(In millions)                                                                 1997     1996      1997      1996
----------------------------------------------------------------------------------------------------------------
REVENUES
  Premiums...............................................................     $ 9.3    $10.4     $48.3     $50.9
  Net investment income..................................................      13.1     13.3      39.8      39.4
  Net realized investment gains (losses).................................       0.1     (0.2)      1.1       0.2
                                                                              -----    -----     -----     -----
    Total revenues.......................................................      22.5     23.5      89.2      90.5
                                                                              -----    -----     -----     -----

BENEFITS AND EXPENSES
  Policy benefits........................................................      19.3     20.7      78.4      79.8
  Policy acquisition expenses............................................       0.7      0.7       2.1       2.3
  Other operating expenses..............................................,       0.2      0.2       0.4       0.5
                                                                              -----    -----     -----     -----
    Total benefits and expenses..........................................      20.2     21.6      80.9      82.6
                                                                              -----    -----     -----     -----

      Contribution from the Closed Block.................................     $ 2.3    $ 1.9     $ 8.3     $ 7.9
                                                                              -----    -----     -----     -----
                                                                              -----    -----     -----     -----

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

6. Segment Information

The Company offers financial products and services in two major areas: Risk Management and Retirement and Asset Management. Within these broad areas, the Company conducts business principally in five operating segments.

The Risk Management group includes two segments: Regional Property and Casualty and Corporate Risk Management Services. The Regional Property and Casualty segment includes property and casualty insurance products, such as automobile insurance, homeowners insurance, commercial multiple-peril insurance, and workers' compensation insurance. These products are offered by Allmerica P&C through its operating subsidiaries, Hanover and Citizens. Substantially all of the Regional Property and Casualty segment's earnings are generated in Michigan and the Northeast (Connecticut, Massachusetts, New York, New Jersey, New Hampshire, Rhode Island, Vermont and Maine). The Corporate Risk Management Services segment includes group life and health insurance products and services which assist employers in administering employee benefit programs and in managing the related risks.

The Retirement and Asset Management group includes three segments: Retail Financial Services, Institutional Services and Allmerica Asset Management. The Retail Financial Services segment includes variable annuities, variable universal life, and traditional insurance products distributed via retail channels to individuals across the country. The Institutional Services segment primarily includes group retirement products such as 401(k) plans, tax-sheltered annuities and GIC contracts which are distributed to institutions across the country via worksite marketing and other arrangements. Allmerica Asset Management is a Registered Investment Advisor which provides investment advisory services, primarily to affiliates, and to other institutions, such as insurance companies and pension plans.

Summarized below is financial information with respect to business segments for the periods indicated.

                                                                            (UNAUDITED)                (UNAUDITED)
                                                                           QUARTER ENDED           NINE MONTHS ENDED
                                                                           SEPTEMBER 30,              SEPTEMBER 30,
                                                                      ----------------------      ---------------------
(In millions)                                                            1997        1996            1997         1996
-----------------------------------------------------------------------------------------------------------------------
Revenues:
  Risk Management
    Regional Property and Casualty..............................      $   577.3     $  540.2       $1,707.1     $1,638.1
    Corporate Risk Management Services..........................          100.1         90.7          294.2        267.1
                                                                      ----------    --------       --------     --------
      Subtotal..................................................          677.4        630.9        2,001.3      1,905.2
                                                                      ----------    --------       --------     --------
  Retirement and Asset Management
    Retail Financial Services...................................          119.9        112.2          353.5        332.7
    Institutional Services......................................           60.5         64.6          183.1        201.7
    Allmerica Asset Management..................................            2.1          1.7            6.4          6.2
                                                                      ----------    --------       --------     --------
      Subtotal..................................................          182.5        178.5          543.0        540.6
                                                                      ----------    --------       --------     --------
  Eliminations..................................................           (2.2)        (2.6)          (7.4)        (9.4)
                                                                      ----------    --------       --------     --------
    Total.......................................................      $   857.7     $  806.8       $2,536.9     $2,436.4
                                                                      ----------    --------       --------     --------
                                                                      ----------    --------       --------     --------

Income (loss) from continuing operations before income taxes:
  Risk Management
    Regional Property and Casualty..............................      $    47.3     $   57.8       $  157.1     $  162.4
    Corporate Risk Management Services..........................            6.7          3.7           12.9         11.2
                                                                      ----------    --------       --------     --------
      Subtotal..................................................           54.0         61.5          170.0        173.6
                                                                      ----------    --------       --------     --------
  Retirement and Asset Management
    Retail Financial Services...................................           27.2         18.9           15.2         54.0
    Institutional Services......................................           16.8         12.8           44.1         38.3
    Allmerica Asset Management..................................            0.5           --            1.1          0.5
                                                                      ----------    --------       --------     --------
      Subtotal..................................................           44.5         31.7           60.4         92.8
                                                                      ----------    --------       --------     --------
    Total.......................................................      $    98.5     $   93.2       $  230.4     $   266.4
                                                                      ----------    --------       --------     --------
                                                                      ----------    --------       --------     --------

                                                                       (UNAUDITED)
                                                                      SEPTEMBER 30,    DECEMBER 31,
(In millions)                                                              1997            1996
----------------------------------------------------------------------------------------------------
Identifiable assets:
  Risk Management
    Regional Property and Casualty..............................        $ 5,837.4       $ 5,703.9
    Corporate Risk Management Services..........................            560.5           506.0
                                                                        ---------       ---------
      Subtotal..................................................          6,397.9         6,209.9
                                                                        ---------       ---------
  Retirement and Asset Management
    Retail Financial Services...................................         11,454.0         8,871.3
    Institutional Services......................................          3,998.8         3,879.0
    Allmerica Asset Management..................................              4.3             2.4
                                                                        ---------       ---------
      Subtotal..................................................         15,457.1        12,752.7
                                                                        ---------       ---------
    Total.......................................................        $21,855.0       $18,962.6
                                                                        ---------       ---------
                                                                        ---------       ---------

6. Commitments and Contingencies

In late July 1997, a lawsuit was instituted in Louisiana against AFC and certain of its subsidiaries by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation and related claims
in the sale of life insurance policies.   In October 1997, plaintiffs
voluntarily dismissed the Louisiana suit and refiled the action in Federal District Court in Worcester, Massachusetts. The plaintiffs seek to be certified as a class. The case is in early stages of discovery and the Company is evaluating the claims. Although the Company believes it has meritorious defenses to plaintiffs' claims, there can be no assurance that the claims will be resolved on a basis which is satisfactory to the Company.

                                  GROUP VEL ACCOUNT

                            NOTES TO FINANCIAL STATEMENTS

                            SEPTEMBER 30, 1997 (UNAUDITED)



NOTE 1 -- ORGANIZATION

     The Group VEL Account (Group VEL) is a separate investment account of First Allmerica Financial Life Insurance Company (the Company) established on May 1, 1995 for the purpose of separating from the general assets of the Company, those assets used to fund the variable portion of certain flexible premium variable life policies issued by the Company. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Group VEL are clearly identified and distinguished from the other assets and liabilities of the Company. Group VEL cannot be charged with liabilities arising out of any other business of the Company.

     Group VEL is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Group VEL currently offers eighteen Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Investment Management Company, Inc., a wholly-owned subsidiary of First Allmerica, or of the Variable Insurance Products Fund (VIPF) or the Variable Insurance Products Fund II (VIPF II) managed by Fidelity Management & Research Company (FMR), or of the T. Rowe Price International Series, Inc. (T.
Rowe) managed by Rowe Price-Fleming International, Inc., or of the Delaware Group Premium Fund, Inc. (DGPF) managed by Delaware International Advisers, Ltd.,. The Trust, VIPF, VIPF II, T. Rowe Price,and DGPF, (the Funds) are open-end, diversified, management investment companies registered under the 1940 Act.

Effective April 1, 1997, the Sub-Account formerly known as Small Cap Value changed its name to Small-Mid Cap Value.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES



     INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Trust, VIPF, VIPF II, T. Rowe Price, or DGPF. Net realized gains and losses on securities sold are determined on the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Trust, VIPF, VIPF II, T. Rowe, or DGPF at net asset value.

     FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of Group VEL. Therefore, no provision for income taxes has been charged against Group VEL.

                                  GROUP VEL ACCOUNT

                         STATEMENTS OF ASSETS AND LIABILITIES

                                      30-SEP-97

                                             AIT            AIT                                         AIT         SELECT
                                           GROWTH       INVESTMENT         AIT           AIT        GOVERNMENT    AGGRESSIVE
                                         SUB-ACCOUNT   GRADE INCOME   MONEY MARKET   EQUITY INDEX      BOND         GROWTH
                                              1             2              3              4              5             6
                                         ------------  ------------   ------------   ------------   ------------  ------------
ASSETS (NOTES 3 AND 6):
 Investments in shares of
   Allmerica Investment Trust. . . . .   $       364   $       246    $       226    $       382    $       235   $       387
 Investments in shares of Fidelity
   Variable Insurance Products Funds .             -             -              -              -              -             -
 Investment in shares of T. Rowe Price
   International Series, Inc.. . . . .             -             -              -              -              -             -
 Investment in shares of Delaware
   Group Premium Fund, Inc.. . . . . .             -             -              -              -              -             -
                                         ------------  ------------   ------------   ------------   ------------  ------------
   Total  assets . . . . . . . . . . .           364           246            226            382            235           387

LIABILITIES:                                       -             -              -              -              -             -
                                         ------------  ------------   ------------   ------------   ------------  ------------
   Net assets. . . . . . . . . . . . .   $       364   $       246    $       226    $       382    $       235   $       387
                                         ------------  ------------   ------------   ------------   ------------  ------------
                                         ------------  ------------   ------------   ------------   ------------  ------------

Net asset distribution by category:
 Variable life policies. . . . . . . .   $       364   $        16    $       226    $       382    $       235   $       387
 Value of investment by First
   Allmerica Financial Life
   Insurance Company (Sponsor) . . . .             -           230              -              -              -             -
                                         ------------  ------------   ------------   ------------   ------------  ------------
                                         $       364   $       246    $       226    $       382    $       235   $       387
                                         ------------  ------------   ------------   ------------   ------------  ------------
                                         ------------  ------------   ------------   ------------   ------------  ------------

 Units outstanding,
   September 30, 1997. . . . . . . . .           200           200            200            200            200           200
 Net asset value per unit,
   September 30, 1997. . . . . . . . .     $1.821062     $1.223494      $1.134476      $1.909420      $1.173050     $1.938592

                                                          SELECT        SELECT          SELECT
                                           SELECT         GROWTH         VALUE      INTERNATIONAL
                                           GROWTH       AND INCOME    OPPORTUNITY*      EQUITY
                                              7             8              9              11
                                         ------------  ------------   ------------   ------------
ASSETS (NOTES 3 AND 6):
 Investments in shares of
   Allmerica Investment Trust. . . . .   $       374   $       354    $       349    $       302
 Investments in shares of
   Fidelity Variable Insurance
   Products Funds. . . . . . . . . . .             -             -              -              -
 Investment in shares of T. Rowe Price
   International Series, Inc.. . . . .             -             -              -              -
 Investment in shares of Delaware
   Group Premium Fund, Inc.. . . . . .             -             -              -              -
                                         ------------  ------------   ------------   ------------
   Total  assets . . . . . . . . . . .           374           354            349            302

LIABILITIES:                                       -             -              -              -
                                         ------------  ------------   ------------   ------------
 Net assets. . . . . . . . . . . . . .   $       374   $       354    $       349    $       302
                                         ------------  ------------   ------------   ------------
                                         ------------  ------------   ------------   ------------

Net asset distribution by category:
 Variable life policies. . . . . . . .   $       374   $       354    $       349    $       302
 Value of investment by First
   Allmerica Financial Life
   Insurance Company (Sponsor) . . . .             -             -              -              -
                                         ------------  ------------   ------------   ------------
                                         $       374   $       354    $       349    $       302
                                         ------------  ------------   ------------   ------------
                                         ------------  ------------   ------------   ------------

 Units outstanding,
   September 30, 1997. . . . . . . . .           200           200            200            200
 Net asset value per unit,
   September 30, 1997. . . . . . . . .   $  1.867386   $  1.771319    $  1.744988    $  1.510176

*   Formerly Small Cap Value Fund. See Note 1.

(a) For the periods December 31, 1995 through September 30, 1997, there were no transactions for Sub-Account 150.

                                  GROUP VEL ACCOUNT

                                      30-SEP-97

                                          SELECT        FIDELITY       FIDELITY      FIDELITY       FIDELITY       FIDELITY
                                          CAPITAL         VIP             VIP           VIP            VIP          VIP II
                                        APPRECIATION  HIGH INCOME    EQUITY-INCOME    GROWTH        OVERSEAS     ASSET MANAGER
                                             12           102             103           104            105            106
                                        ------------  ------------    ------------  ------------   ------------   ------------
ASSETS (NOTES 3 AND 6):
 Investments in shares of
   Allmerica Investment Trust. . . . .  $       339             -               -             -              -              -
 Investments in shares of
   Fidelity Variable Insurance
   Products Funds. . . . . . . . . . .            -   $       294      $       345   $       356    $       290    $       305
 Investment in shares of T. Rowe Price
   International Series, Inc.. . . . .            -             -                -             -              -              -

 Investment in shares of Delaware
   Group Premium Fund, Inc.. . . . . .            -             -                -             -              -              -
                                        ------------  ------------     ------------  ------------   ------------   ------------
   Total  assets . . . . . . . . . . .          339           294             345           356            290            305

LIABILITIES:                                      -             -               -             -              -              -
                                        ------------  ------------    ------------  ------------   ------------   ------------
 Net assets. . . . . . . . . . . . . .  $       339   $       294     $       345   $       356    $       290    $       305
                                        ------------  ------------    ------------  ------------   ------------   ------------
                                        ------------  ------------    ------------  ------------   ------------   ------------

Net asset distribution by category:
 Variable life policies. . . . . . . .  $       339   $       294     $       345   $       356    $       290    $       305
 Value of investment by First
   Allmerica Financial Life
   Insurance Company (Sponsor) . . . .            -             -               -             -              -              -
                                        ------------  ------------    ------------  ------------   ------------   ------------
                                        $       339   $       294     $       345   $       356    $       290    $       305
                                        ------------  ------------    ------------  ------------   ------------   ------------
                                        ------------  ------------    ------------  ------------   ------------   ------------

 Units outstanding,
   September 30, 1997. . . . . . . . .          200           200             200       195,869            200            200
 Net asset value per unit,
   September 30, 1997. . . . . . . . .  $  1.695059   $  1.470506     $  1.721781   $  1.724915    $  1.454589    $  1.522356

                                       T. ROWE PRICE     DGPF
                                       INTERNATIONAL INTERNATIONAL
                                           STOCK        EQUITY
                                           150(a)         207
                                        ------------  ------------

ASSETS (NOTES 3 AND 6):
 Investments in shares of
   Allmerica Investment Trust. . . . .            -             -
 Investments in shares of
   Fidelity Variable Insurance
   Products Funds. . . . . . . . . . .            -             -
 Investment in shares of T. Rowe Price
   International Series, Inc.. . . . .  $         -             -

 Investment in shares of Delaware
   Group Premium Fund, Inc.. . . . . .            -   $       299
                                        ------------  ------------

   Total  assets . . . . . . . . . . .            -           299

LIABILITIES:                                      -             -
                                        ------------  ------------
 Net assets. . . . . . . . . . . . . .  $         -   $       299
                                        ------------  ------------
                                        ------------  ------------

Net asset distribution by category:
 Variable life policies. . . . . . . .  $         0   $       299
 Value of investment by First
   Allmerica Financial Life
   Insurance Company (Sponsor) . . . .            -             -
                                        ------------  ------------
                                        $         0   $       299
                                        ------------  ------------
                                        ------------  ------------

 Units outstanding,
   September 30, 1997. . . . . . . . .            0           200
 Net asset value per unit,
   September 30, 1997. . . . . . . . .  $  1.000000   $  1.496187


(a) For the periods December 31, 1995 through September 30, 1997, there were no transactions for Sub-Account 150.

                               GROUP VEL ACCOUNT

                           STATEMENTS OF OPERATIONS

                                                                                               AIT GROWTH
                                                                                             SUB-ACCOUNT 1
                                                                       -----------------------------------------------------------
                                                                          FOR THE NINE
                                                                          MONTHS ENDED     FOR THE YEAR ENDED     FOR THE PERIOD
                                                                       9/30/97 (UNAUDITED)      12/31/96      5/1/95** TO 12/31/95
                                                                       ------------------- ------------------ --------------------
INVESTMENT INCOME:
 Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $            12      $           31      $             22

EXPENSES (NOTE 4):
 Mortality and expense risk fees . . . . . . . . . . . . . . . . . . .                -                   -                     -

                                                                        ---------------      --------------      ----------------
 Net investment income . . . . . . . . . . . . . . . . . . . . . . . .               12                  31                    22
                                                                        ---------------      --------------      ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors . . . . . . . . .                -                   -                     -
 Net realized gain from sales of investments . . . . . . . . . . . . .                -                   -                     -
                                                                        ---------------      --------------      ----------------
  Net realized gain from gain distributions and sales of investments .                -                   -                     -
 Net unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . .               65                  17                    17
                                                                        ---------------      --------------      ----------------

  Net realized and unrealized  gain (loss) on investments. . . . . . .               65                  17                    17
                                                                        ---------------      --------------      ----------------
  Net increase in net assets from operations . . . . . . . . . . . . .  $            77      $           48      $             39
                                                                        ---------------      --------------      ----------------
                                                                        ---------------      --------------      ----------------
                                                                                     AIT INVESTMENT GRADE INCOME
                                                                                              SUB-ACCOUNT 2
                                                                       -----------------------------------------------------------
                                                                          FOR THE NINE
                                                                          MONTHS ENDED     FOR THE YEAR ENDED     FOR THE PERIOD
                                                                       9/30/97 (UNAUDITED)      12/31/96      5/1/95** TO 12/31/95
                                                                       ------------------- ------------------ --------------------
INVESTMENT INCOME:
 Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $            12      $           14      $             11

EXPENSES (NOTE 4):
 Mortality and expense risk fees . . . . . . . . . . . . . . . . . . .                -                   -                     -

                                                                        ---------------      --------------      ----------------
 Net investment income . . . . . . . . . . . . . . . . . . . . . . . .               12                  14                    11
                                                                        ---------------      --------------      ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors . . . . . . . . .                -                   -                     -
 Net realized gain from sales of investments . . . . . . . . . . . . .                -                   -                     -
                                                                        ---------------      --------------      ----------------
  Net realized gain from gain distributions and sales of investments .                -                   -                     -
 Net unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . .                4                  (6)                   11
                                                                        ---------------      --------------      ----------------

  Net realized and unrealized  gain (loss) on investments. . . . . . .                4                  (6)                   11
                                                                        ---------------      --------------      ----------------
  Net increase in net assets from operations . . . . . . . . . . . . .  $            16      $            8      $             22
                                                                        ---------------      --------------      ----------------
                                                                        ---------------      --------------      ----------------
                                                                                            AIT MONEY MARKET
                                                                                              SUB-ACCOUNT 3
                                                                       -----------------------------------------------------------
                                                                          FOR THE NINE
                                                                          MONTHS ENDED     FOR THE YEAR ENDED     FOR THE PERIOD
                                                                       9/30/97 (UNAUDITED)      12/31/96      5/1/95** TO 12/31/95
                                                                       ------------------- ------------------ --------------------
INVESTMENT INCOME:
 Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $             8      $           11      $              7

EXPENSES (NOTE 4):
 Mortality and expense risk fees . . . . . . . . . . . . . . . . . . .                -                   -                     -

                                                                        ---------------      --------------      ----------------
 Net investment income . . . . . . . . . . . . . . . . . . . . . . . .                8                  11                     7
                                                                        ---------------      --------------      ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors . . . . . . . . .                -                   -                     -
 Net realized gain from sales of investments . . . . . . . . . . . . .                -                   -                     -
                                                                        ---------------      --------------      ----------------
  Net realized gain from gain distributions and sales of investments .                -                   -                     -
 Net unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . .                -                   -                     -
                                                                        ---------------      --------------      ----------------

  Net realized and unrealized  gain (loss) on investments. . . . . . .                -                   -                     -
                                                                        ---------------      --------------      ----------------
  Net increase in net assets from operations . . . . . . . . . . . . .  $             8      $           11      $              7
                                                                        ---------------      --------------      ----------------
                                                                        ---------------      --------------      ----------------

**Date of initial investment.


  The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT

                                                                                           AIT EQUITY INCOME
                                                                                              SUB-ACCOUNT 4
                                                                       -----------------------------------------------------------
                                                                          FOR THE NINE
                                                                          MONTHS ENDED     FOR THE YEAR ENDED    FOR THE PERIOD
                                                                       9/30/97 (UNAUDITED)      12/31/96      5/1/95** TO 12/31/95
                                                                       ------------------- ------------------ --------------------
INVESTMENT INCOME:
 Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $             4      $            9      $             17

EXPENSES (NOTE 4):
 Mortality and expense risk fees . . . . . . . . . . . . . . . . . . .                -                   -                     -

                                                                        ---------------      --------------      ----------------
 Net investment income . . . . . . . . . . . . . . . . . . . . . . . .                4                   9                    17
                                                                        ---------------      --------------      ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors . . . . . . . . .                -                   -                     -
 Net realized gain from sales of investments . . . . . . . . . . . . .                -                   -                     -
                                                                        ---------------      --------------      ----------------
  Net realized gain from gain distributions and sales of investments .                -                   -                     -
 Net unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . .               82                  45                    25
                                                                        ---------------      --------------      ----------------

  Net realized and unrealized  gain (loss) on investments. . . . . . .               82                  45                    25
                                                                        ---------------      --------------      ----------------
  Net increase in net assets from operations . . . . . . . . . . . . .  $            86      $           54      $             42
                                                                        ---------------      --------------      ----------------
                                                                        ---------------      --------------      ----------------
                                                                                         AIT GOVERNMENT BOND
                                                                                             SUB-ACCOUNT 5
                                                                       -----------------------------------------------------------
                                                                          FOR THE NINE
                                                                          MONTHS ENDED     FOR THE YEAR ENDED    FOR THE PERIOD
                                                                       9/30/97 (UNAUDITED)      12/31/96      5/1/95** TO 12/31/95
                                                                       ------------------- ------------------ --------------------
INVESTMENT INCOME:
 Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $            10      $           13      $              9

EXPENSES (NOTE 4):
 Mortality and expense risk fees . . . . . . . . . . . . . . . . . . .                -                   -                     -

                                                                        ---------------      --------------      ----------------
 Net investment income . . . . . . . . . . . . . . . . . . . . . . . .               10                  13                     9
                                                                        ---------------      --------------      ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors . . . . . . . . .                -                   -                     -
 Net realized gain from sales of investments . . . . . . . . . . . . .                -                   -                     -
                                                                        ---------------      --------------      ----------------
  Net realized gain from gain distributions and sales of investments .                -                   -                     -
 Net unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . .                1                  (5)                    7
                                                                        ---------------      --------------      ----------------

  Net realized and unrealized  gain (loss) on investments. . . . . . .                1                  (5)                    7
                                                                        ---------------      --------------      ----------------
  Net increase in net assets from operations . . . . . . . . . . . . .  $            11      $            8      $             16
                                                                        ---------------      --------------      ----------------
                                                                        ---------------      --------------      ----------------
                                                                                         SELECT AGGRESSIVE GROWTH
                                                                                               SUB-ACCOUNT 6
                                                                       -----------------------------------------------------------
                                                                          FOR THE NINE
                                                                          MONTHS ENDED     FOR THE YEAR ENDED    FOR THE PERIOD
                                                                       9/30/97 (UNAUDITED)      12/31/96      5/1/95** TO 12/31/95
                                                                       ------------------- ------------------ --------------------
INVESTMENT INCOME:
 Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $             4      $           21      $              -

EXPENSES (NOTE 4):
 Mortality and expense risk fees . . . . . . . . . . . . . . . . . . .                -                   -                     -

                                                                        ---------------      --------------      ----------------
 Net investment income . . . . . . . . . . . . . . . . . . . . . . . .                4                  21                     -
                                                                        ---------------      --------------      ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors . . . . . . . . .                -                   -                     -
 Net realized gain from sales of investments . . . . . . . . . . . . .                -                   -                     -
                                                                        ---------------      --------------      ----------------
  Net realized gain from gain distributions and sales of investments .                -                   -                     -
 Net unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . .               88                  25                    49
                                                                        ---------------      --------------      ----------------

  Net realized and unrealized  gain (loss) on investments. . . . . . .               88                  25                    49
                                                                        ---------------      --------------      ----------------
  Net increase in net assets from operations . . . . . . . . . . . . .  $            92      $           46      $             49
                                                                        ---------------      --------------      ----------------
                                                                        ---------------      --------------      ----------------

**Date of initial investment.


  The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT

                                                                                             SELECT GROWTH
                                                                                             SUB-ACCOUNT 7
                                                                       -----------------------------------------------------------
                                                                          FOR THE NINE
                                                                          MONTHS ENDED     FOR THE YEAR ENDED    FOR THE PERIOD
                                                                       9/30/97 (UNAUDITED)      12/31/96      5/1/95** TO 12/31/95
                                                                       ------------------- ------------------ --------------------
INVESTMENT INCOME:
 Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $             2      $           41      $              -

EXPENSES (NOTE 4):
 Mortality and expense risk fees . . . . . . . . . . . . . . . . . . .                -                   -                     -

                                                                        ---------------      --------------      ----------------
 Net investment income . . . . . . . . . . . . . . . . . . . . . . . .                2                  41                     -
                                                                        ---------------      --------------      ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors . . . . . . . . .                -                   -                     -
 Net realized gain from sales of investments . . . . . . . . . . . . .                -                   -                     -
                                                                        ---------------      --------------      ----------------
  Net realized gain from gain distributions and sales of investments .                -                   -                     -
 Net unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . .               84                  11                    36
                                                                        ---------------      --------------      ----------------

  Net realized and unrealized  gain (loss) on investments. . . . . . .               84                  11                    36
                                                                        ---------------      --------------      ----------------
  Net increase in net assets from operations . . . . . . . . . . . . .  $            86      $           52      $             36
                                                                        ---------------      --------------      ----------------
                                                                        ---------------      --------------      ----------------
                                                                                        SELECT GROWTH AND INCOME
                                                                                              SUB-ACCOUNT 8
                                                                       -----------------------------------------------------------
                                                                          FOR THE NINE
                                                                          MONTHS ENDED     FOR THE YEAR ENDED    FOR THE PERIOD
                                                                       9/30/97 (UNAUDITED)      12/31/96      5/1/95** TO 12/31/95
                                                                       ------------------- ------------------ --------------------
INVESTMENT INCOME:
 Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $             7      $           25      $             12

EXPENSES (NOTE 4):
 Mortality and expense risk fees . . . . . . . . . . . . . . . . . . .                -                   -                     -

                                                                        ---------------      --------------      ----------------
 Net investment income . . . . . . . . . . . . . . . . . . . . . . . .                7                  25                    12
                                                                        ---------------      --------------      ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors . . . . . . . . .                -                   -                     -
 Net realized gain from sales of investments . . . . . . . . . . . . .                -                   -                     -
                                                                        ---------------      --------------      ----------------
  Net realized gain from gain distributions and sales of investments .                -                   -                     -
 Net unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . .               54                  26                    30
                                                                        ---------------      --------------      ----------------

  Net realized and unrealized  gain (loss) on investments. . . . . . .               54                  26                    30
                                                                        ---------------      --------------      ----------------
  Net increase in net assets from operations . . . . . . . . . . . . .  $            61      $           51      $             42
                                                                        ---------------      --------------      ----------------
                                                                        ---------------      --------------      ----------------
                                                                                        SELECT VALUE OPPORTUNITY*
                                                                                               SUB-ACCOUNT 9
                                                                       -----------------------------------------------------------
                                                                          FOR THE NINE
                                                                          MONTHS ENDED     FOR THE YEAR ENDED    FOR THE PERIOD
                                                                       9/30/97 (UNAUDITED)      12/31/96      5/1/95** TO 12/31/95
                                                                       ------------------- ------------------ --------------------
INVESTMENT INCOME:
 Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $             2      $           14      $              7

EXPENSES (NOTE 4):
 Mortality and expense risk fees . . . . . . . . . . . . . . . . . . .                -                   -                     -

                                                                        ---------------      --------------      ----------------
 Net investment income . . . . . . . . . . . . . . . . . . . . . . . .                2                  14                     7
                                                                        ---------------      --------------      ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors . . . . . . . . .                -                   -                     -
 Net realized gain from sales of investments . . . . . . . . . . . . .                -                   -                     -
                                                                        ---------------      --------------      ----------------
  Net realized gain from gain distributions and sales of investments .                -                   -                     -
 Net unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . .               63                  49                    14
                                                                        ---------------      --------------      ----------------

  Net realized and unrealized  gain (loss) on investments. . . . . . .               63                  49                    14
                                                                        ---------------      --------------      ----------------
  Net increase in net assets from operations . . . . . . . . . . . . .  $            65      $           63      $             21
                                                                        ---------------      --------------      ----------------
                                                                        ---------------      --------------      ----------------

* Formerly Small Cap Value Fund. See Note 1.
**Date of initial investment.


  The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT

                                                                                       SELECT INTERNATIONAL EQUITY
                                                                                              SUB-ACCOUNT 11
                                                                       -----------------------------------------------------------
                                                                          FOR THE NINE
                                                                          MONTHS ENDED     FOR THE YEAR ENDED    FOR THE PERIOD
                                                                       9/30/97 (UNAUDITED)      12/31/96      5/1/95** TO 12/31/95
                                                                       ------------------- ------------------ --------------------
INVESTMENT INCOME:
 Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $             2      $            6      $              3

EXPENSES (NOTE 4):
 Mortality and expense risk fees . . . . . . . . . . . . . . . . . . .                -                   -                     -

                                                                        ---------------      --------------      ----------------
 Net investment income . . . . . . . . . . . . . . . . . . . . . . . .                2                   6                     3
                                                                        ---------------      --------------      ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors . . . . . . . . .                -                   -                     -
 Net realized gain from sales of investments . . . . . . . . . . . . .                -                   -                     -
                                                                        ---------------      --------------      ----------------
  Net realized gain from gain distributions and sales of investments .                -                   -                     -
 Net unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . .               24                  44                    23
                                                                        ---------------      --------------      ----------------

  Net realized and unrealized  gain (loss) on investments. . . . . . .               24                  44                    23
                                                                        ---------------      --------------      ----------------
  Net increase in net assets from operations . . . . . . . . . . . . .  $            26      $           50      $             26
                                                                        ---------------      --------------      ----------------
                                                                        ---------------      --------------      ----------------
                                                                                      SELECT CAPITAL APPRECIATION
                                                                                             SUB-ACCOUNT 12
                                                                       -----------------------------------------------------------
                                                                          FOR THE NINE
                                                                          MONTHS ENDED     FOR THE YEAR ENDED    FOR THE PERIOD
                                                                       9/30/97 (UNAUDITED)      12/31/96      5/1/95** TO 12/31/95
                                                                       ------------------- ------------------ --------------------
INVESTMENT INCOME:
 Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $             -      $            1      $              5

EXPENSES (NOTE 4):
 Mortality and expense risk fees . . . . . . . . . . . . . . . . . . .                -                   -                     -

                                                                        ---------------      --------------      ----------------
 Net investment income . . . . . . . . . . . . . . . . . . . . . . . .                -                   1                     5
                                                                        ---------------      --------------      ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors . . . . . . . . .                -                   -                     -
 Net realized gain from sales of investments . . . . . . . . . . . . .                -                   -                     -
                                                                        ---------------      --------------      ----------------
  Net realized gain from gain distributions and sales of investments .                -                   -                     -
 Net unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . .               36                  23                    74
                                                                        ---------------      --------------      ----------------

  Net realized and unrealized  gain (loss) on investments. . . . . . .               36                  23                    74
                                                                        ---------------      --------------      ----------------
  Net increase in net assets from operations . . . . . . . . . . . . .  $            36      $           24      $             79
                                                                        ---------------      --------------      ----------------
                                                                        ---------------      --------------      ----------------
                                                                                         FIDELITY VIP HIGH INCOME
                                                                                             SUB-ACCOUNT 102
                                                                       -----------------------------------------------------------
                                                                          FOR THE NINE
                                                                          MONTHS ENDED     FOR THE YEAR ENDED    FOR THE PERIOD
                                                                       9/30/97 (UNAUDITED)      12/31/96      5/1/95** TO 12/31/95
                                                                       ------------------- ------------------ --------------------
INVESTMENT INCOME:
 Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $            20      $           20      $              -

EXPENSES (NOTE 4):
 Mortality and expense risk fees . . . . . . . . . . . . . . . . . . .                -                   -                     -

                                                                        ---------------      --------------      ----------------
 Net investment income . . . . . . . . . . . . . . . . . . . . . . . .               20                  20                     -
                                                                        ---------------      --------------      ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors . . . . . . . . .                -                   -                     -
 Net realized gain from sales of investments . . . . . . . . . . . . .                -                   -                     -
                                                                        ---------------      --------------      ----------------
  Net realized gain from gain distributions and sales of investments .                -                   -                     -
 Net unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . .               22                  11                    21
                                                                        ---------------      --------------      ----------------

  Net realized and unrealized  gain (loss) on investments. . . . . . .               22                  11                    21
                                                                        ---------------      --------------      ----------------
  Net increase in net assets from operations . . . . . . . . . . . . .  $            42      $           31      $             21
                                                                        ---------------      --------------      ----------------
                                                                        ---------------      --------------      ----------------

**Date of initial investment.


  The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT

                                                                                    FIDELITY VIP EQUITY-INCOME
                                                                                          SUB-ACCOUNT 103
                                                                       -----------------------------------------------------------
                                                                          FOR THE NINE
                                                                          MONTHS ENDED     FOR THE YEAR ENDED    FOR THE PERIOD
                                                                       9/30/97 (UNAUDITED)      12/31/96      5/1/95** TO 12/31/95
                                                                       ------------------- ------------------ --------------------
INVESTMENT INCOME:
 Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $            26     $            11      $              4

EXPENSES (NOTE 4):
 Mortality and expense risk fees . . . . . . . . . . . . . . . . . . .                -                   -                     -

                                                                        ---------------      --------------      ----------------
 Net investment income . . . . . . . . . . . . . . . . . . . . . . . .               26                  11                     4
                                                                        ---------------      --------------      ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors . . . . . . . . .                -                   -                     -
 Net realized gain from sales of investments . . . . . . . . . . . . .                -                   -                     -
                                                                        ---------------      --------------      ----------------
  Net realized gain from gain distributions and sales of investments .                -                   -                     -
 Net unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . .               42                  23                    37
                                                                        ---------------      --------------      ----------------

  Net realized and unrealized  gain (loss) on investments. . . . . . .               42                  23                    37
                                                                        ---------------      --------------      ----------------
  Net increase in net assets from operations . . . . . . . . . . . . .  $            70      $           34      $             41
                                                                        ---------------      --------------      ----------------
                                                                        ---------------      --------------      ----------------
                                                                                          FIDELITY VIP GROWTH
                                                                                            SUB-ACCOUNT 104
                                                                       -----------------------------------------------------------
                                                                          FOR THE NINE
                                                                          MONTHS ENDED     FOR THE YEAR ENDED    FOR THE PERIOD
                                                                       9/30/97 (UNAUDITED)      12/31/96      5/1/95** TO 12/31/95
                                                                       ------------------- ------------------ --------------------
INVESTMENT INCOME:
 Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $            11      $           18      $              -

EXPENSES (NOTE 4):
 Mortality and expense risk fees . . . . . . . . . . . . . . . . . . .                -                   -                     -

                                                                        ---------------      --------------      ----------------
 Net investment income . . . . . . . . . . . . . . . . . . . . . . . .               11                  18                     -
                                                                        ---------------      --------------      ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors . . . . . . . . .                -                   -                     -
 Net realized gain from sales of investments . . . . . . . . . . . . .                -                   -                     -
                                                                        ---------------      --------------      ----------------
  Net realized gain from gain distributions and sales of investments .                -                   -                     -
 Net unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . .               59                  19                    49
                                                                        ---------------      --------------      ----------------

  Net realized and unrealized  gain (loss) on investments. . . . . . .               59                  19                    49
                                                                        ---------------      --------------      ----------------
  Net increase in net assets from operations . . . . . . . . . . . . .  $            70      $           37      $             49
                                                                        ---------------      --------------      ----------------
                                                                        ---------------      --------------      ----------------
                                                                                          FIDELITY VIP OVERSEAS
                                                                                             SUB-ACCOUNT 105
                                                                       -----------------------------------------------------------
                                                                          FOR THE NINE
                                                                          MONTHS ENDED     FOR THE YEAR ENDED    FOR THE PERIOD
                                                                       9/30/97 (UNAUDITED)      12/31/96      5/1/95** TO 12/31/95
                                                                       ------------------- ------------------ --------------------
INVESTMENT INCOME:
 Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $            21      $            5      $              -

EXPENSES (NOTE 4):
 Mortality and expense risk fees . . . . . . . . . . . . . . . . . . .                -                   -                     -

                                                                        ---------------      --------------      ----------------
 Net investment income . . . . . . . . . . . . . . . . . . . . . . . .               21      $            5      $              -
                                                                        ---------------      --------------      ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors . . . . . . . . .                -                   -                     -
 Net realized gain from sales of investments . . . . . . . . . . . . .                -                   -                     -
                                                                        ---------------      --------------      ----------------
  Net realized gain from gain distributions and sales of investments .                -                   -                     -
 Net unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . .               26                  23                    15
                                                                        ---------------      --------------      ----------------

  Net realized and unrealized  gain (loss) on investments. . . . . . .               26                  23                    15
                                                                        ---------------      --------------      ----------------
  Net increase in net assets from operations . . . . . . . . . . . . .  $            47      $           28      $             15
                                                                        ---------------      --------------      ----------------
                                                                        ---------------      --------------      ----------------

**Date of initial investment.


  The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT

                                                                                    FIDELITY VIP II ASSET MANAGER
                                                                                           SUB-ACCOUNT 106
                                                                       -----------------------------------------------------------
                                                                          FOR THE NINE
                                                                          MONTHS ENDED     FOR THE YEAR ENDED    FOR THE PERIOD
                                                                       9/30/97 (UNAUDITED)      12/31/96      5/1/95** TO 12/31/95
                                                                       ------------------- ------------------ --------------------
INVESTMENT INCOME:
 Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $            32     $            15      $              -

EXPENSES (NOTE 4):
 Mortality and expense risk fees . . . . . . . . . . . . . . . . . . .                -                   -                     -

                                                                        ---------------      --------------      ----------------
 Net investment income . . . . . . . . . . . . . . . . . . . . . . . .               32                  15                     -
                                                                        ---------------      --------------      ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors . . . . . . . . .                -                   -                     -
 Net realized gain from sales of investments . . . . . . . . . . . . .                -                   -                     -
                                                                        ---------------      --------------      ----------------
  Net realized gain from gain distributions and sales of investments .                -                   -                     -
 Net unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . .               15                  18                    25
                                                                        ---------------      --------------      ----------------

  Net realized and unrealized  gain (loss) on investments. . . . . . .               15                  18                    25
                                                                        ---------------      --------------      ----------------
  Net increase in net assets from operations . . . . . . . . . . . . .  $            47      $           33      $             25
                                                                        ---------------      --------------      ----------------
                                                                        ---------------      --------------      ----------------
                                                                                        DGPF INTERNATIONAL EQUITY
                                                                                             SUB-ACCOUNT 207
                                                                       -----------------------------------------------------------
                                                                          FOR THE NINE
                                                                          MONTHS ENDED     FOR THE YEAR ENDED FOR THE PERIOD ENDED
                                                                       9/30/97 (UNAUDITED)      12/31/96            12/31/95(a)
                                                                       ------------------- ------------------ --------------------
INVESTMENT INCOME:
 Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $             9      $            9      $              -

EXPENSES (NOTE 4):
 Mortality and expense risk fees . . . . . . . . . . . . . . . . . . .                -                   -                     -

                                                                        ---------------      --------------      ----------------
 Net investment income . . . . . . . . . . . . . . . . . . . . . . . .                9                   9                     -
                                                                        ---------------      --------------      ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors . . . . . . . . .                -                   -                     -
 Net realized gain from sales of investments . . . . . . . . . . . . .                -                   -                     -
                                                                        ---------------      --------------      ----------------
  Net realized gain from gain distributions and sales of investments .                -                   -                     -
 Net unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . .               29                  35                    17
                                                                        ---------------      --------------      ----------------

  Net realized and unrealized  gain (loss) on investments. . . . . . .               29                  35                    17
                                                                        ---------------      --------------      ----------------
  Net increase in net assets from operations . . . . . . . . . . . . .  $            38      $           44      $             17
                                                                        ---------------      --------------      ----------------
                                                                        ---------------      --------------      ----------------

**Date of initial investment.

(a) For the period ended December 31,1995, there were no transactions for Sub-Accounts 150 and 207.

  The accompanying notes are an integral part of these financial statements.

                                GROUP VEL ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                        AIT GROWTH
                                                                       SUB-ACCOUNT 1                       SUB-ACCOUNT 2
                                                           -----------------------------------  -----------------------------------
                                                               NINE                                 NINE
                                                           MONTHS ENDED            PERIOD FROM  MONTHS ENDED            PERIOD FROM
                                                              9/30/97   YEAR ENDED  5/1/95**       9/30/97   YEAR ENDED  5/1/95**
                                                           (UNAUDITED)   12/31/96  TO 12/31/95  (UNAUDITED)   12/31/96  TO 12/31/95
                                                           ------------ ---------- -----------  ------------ ---------- -----------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) . . . . . . . . . . . . . .  $       12   $     31   $      22    $       12   $     14   $      11
  Net realized gain (loss) on investments  . . . . . . . .           -         --           -             -          -           -
  Net unrealized gain (loss) on investments  . . . . . . .          65         17          17             4         (6)         11
                                                           ------------ ---------- -----------  ------------ ---------- -----------
  Net increase (decrease)  in net assets from
   operations. . . . . . . . . . . . . . . . . . . . . . .          77         48          39            16          8          22
                                                           ------------ ---------- -----------  ------------ ---------- -----------
 FROM  CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . .           -          -           -             -          -           -
  Terminations . . . . . . . . . . . . . . . . . . . . . .           -          -           -             -          -           -
  Insurance charges  . . . . . . . . . . . . . . . . . . .           -          -           -             -          -           -
  Other transfers from (to) the General Account of First
   Allmerica Financial Life Insurance Company (Sponsor). .           -          -           -             -          -           -
  Net increase (decrease) in investment by First Allmerica
   Financial Life Insurance Company (Sponsor). . . . . . .           -          -         200             -          -         200
                                                            ------------ ---------- -----------  ------------ ---------- -----------
  Net increase (decrease) in net assets from capital
   transactions  . . . . . . . . . . . . . . . . . . . . .           -          -         200             -          -         200
                                                            ------------ ---------- -----------  ------------ ---------- -----------

  Net increase (decrease) in net assets  . . . . . . . . .          77         48         239            16          8         222

NET ASSETS:
 Beginning of period . . . . . . . . . . . . . . . . . . .         287        239           -           230        222           -
                                                           ------------ ---------- -----------  ------------ ---------- -----------
 End of period . . . . . . . . . . . . . . . . . . . . . .  $      364   $    287   $     239    $      246   $    230   $     222
                                                           ------------ ---------- -----------  ------------ ---------- -----------
                                                           ------------ ---------- -----------  ------------ ---------- -----------




                                                                     AIT MONEY MARKET
                                                                      SUB-ACCOUNT 3
                                                           -----------------------------------
                                                               NINE
                                                           MONTHS ENDED            PERIOD FROM
                                                              9/30/97   YEAR ENDED  5/1/95**
                                                           (UNAUDITED)   12/31/96  TO 12/31/95
                                                           ------------ ---------- -----------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) . . . . . . . . . . . . . .  $        8   $     11   $       7
  Net realized gain (loss) on investments  . . . . . . . .           -         --           -
  Net unrealized gain (loss) on investments  . . . . . . .           -         --           -
                                                           ------------ ---------- -----------
  Net increase (decrease)  in net assets from
   operations. . . . . . . . . . . . . . . . . . . . . . .           8         11           7
                                                           ------------ ---------- -----------
 FROM  CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . .           -          -           -
  Terminations . . . . . . . . . . . . . . . . . . . . . .           -          -           -
  Insurance charges  . . . . . . . . . . . . . . . . . . .           -          -           -
  Other transfers from (to) the General Account of First
   Allmerica Financial Life Insurance Company (Sponsor). .           -          -           -
  Net increase (decrease) in investment by First Allmerica
   Financial Life Insurance Company (Sponsor). . . . . . .           -          -         200
                                                           ------------ ---------- -----------
  Net increase (decrease) in net assets from capital
   transactions  . . . . . . . . . . . . . . . . . . . . .           -          -         200
                                                           ------------ ---------- -----------

  Net increase (decrease) in net assets  . . . . . . . . .           8         11         207

NET ASSETS:
 Beginning of period . . . . . . . . . . . . . . . . . . .         218        207           -
                                                           ------------ ---------- -----------
 End of period . . . . . . . . . . . . . . . . . . . . . .  $      226   $    218   $     207
                                                           ------------ ---------- -----------
                                                           ------------ ---------- -----------


 **Date of initial investment.

  The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                    AIT EQUITY INCOME                   AIT GOVERNMENT BOND
                                                                      SUB-ACCOUNT 4                        SUB-ACCOUNT 5
                                                           -----------------------------------  -----------------------------------
                                                               NINE                                 NINE
                                                           MONTHS ENDED            PERIOD FROM  MONTHS ENDED            PERIOD FROM
                                                              9/30/97   YEAR ENDED  5/1/95**       9/30/97   YEAR ENDED  5/1/95**
                                                           (UNAUDITED)   12/31/96  TO 12/31/95  (UNAUDITED)   12/31/96  TO 12/31/95
                                                           ------------ ---------- -----------  ------------ ---------- -----------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) . . . . . . . . . . . . . .  $        4   $      9   $      17    $       10   $     13   $       9
  Net realized gain (loss) on investments  . . . . . . . .           -         --           -             -         --           -
  Net unrealized gain (loss) on investments  . . . . . . .          82         45          25             1         (5)          7
                                                           ------------ ---------- -----------  ------------ ---------- -----------
  Net increase (decrease)  in net assets from
   operations. . . . . . . . . . . . . . . . . . . . . . .          86         54          42            11          8          16
                                                           ------------ ---------- -----------  ------------ ---------- -----------
 FROM  CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . .           -          -           -             -          -           -
  Terminations . . . . . . . . . . . . . . . . . . . . . .           -          -           -             -          -           -
  Insurance charges  . . . . . . . . . . . . . . . . . . .           -          -           -             -          -           -
  Other transfers from (to) the General Account of First
   Allmerica Financial Life Insurance Company (Sponsor). .           -          -           -             -          -           -
  Net increase (decrease) in investment by First Allmerica
   Financial Life Insurance Company (Sponsor). . . . . . .           -          -         200             -          -         200
                                                           ------------ ---------- -----------  ------------ ---------- -----------
  Net increase (decrease) in net assets from capital
   transactions  . . . . . . . . . . . . . . . . . . . . .           -          -         200             -          -         200
                                                           ------------ ---------- -----------  ------------ ---------- -----------

  Net increase (decrease) in net assets  . . . . . . . . .          86         54         242            11          8         216

NET ASSETS:
 Beginning of period . . . . . . . . . . . . . . . . . . .         296        242           -           224        216           -
                                                           ------------ ---------- -----------  ------------ ---------- -----------
 End of period . . . . . . . . . . . . . . . . . . . . . .  $      382   $    296   $     242    $      235   $    224   $     216
                                                           ------------ ---------- -----------  ------------ ---------- -----------
                                                           ------------ ---------- -----------  ------------ ---------- -----------



                                                                 SELECT AGGRESSIVE GROWTH
                                                                       SUB-ACCOUNT 6
                                                           -----------------------------------
                                                               NINE
                                                           MONTHS ENDED            PERIOD FROM
                                                              9/30/97   YEAR ENDED  5/1/95**
                                                           (UNAUDITED)   12/31/96  TO 12/31/95
                                                           ------------ ---------- -----------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) . . . . . . . . . . . . . .  $        4   $     21   $       -
  Net realized gain (loss) on investments  . . . . . . . .           -         --           -
  Net unrealized gain (loss) on investments  . . . . . . .          88         25          49
                                                           ------------ ---------- -----------
  Net increase (decrease)  in net assets from
   operations. . . . . . . . . . . . . . . . . . . . . . .          92         46          49
                                                           ------------ ---------- -----------
 FROM  CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . .           -          -           -
  Terminations . . . . . . . . . . . . . . . . . . . . . .           -          -           -
  Insurance charges  . . . . . . . . . . . . . . . . . . .           -          -           -
  Other transfers from (to) the General Account of First
   Allmerica Financial Life Insurance Company (Sponsor). .           -          -           -
  Net increase (decrease) in investment by First Allmerica
   Financial Life Insurance Company (Sponsor). . . . . . .           -          -         200
                                                           ------------ ---------- -----------
  Net increase (decrease) in net assets from capital
   transactions  . . . . . . . . . . . . . . . . . . . . .           -          -         200
                                                           ------------ ---------- -----------

  Net increase (decrease) in net assets  . . . . . . . . .          92         46         249

NET ASSETS:
 Beginning of period . . . . . . . . . . . . . . . . . . .         295        249           -
                                                           ------------ ---------- -----------
 End of period . . . . . . . . . . . . . . . . . . . . . .  $      387   $    295   $     249
                                                           ------------ ---------- -----------
                                                           ------------ ---------- -----------


 **Date of initial investment.

  The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                      SELECT GROWTH                  SELECT GROWTH AND INCOME
                                                                      SUB-ACCOUNT 7                        SUB-ACCOUNT 8
                                                           -----------------------------------  -----------------------------------
                                                               NINE                                 NINE
                                                           MONTHS ENDED            PERIOD FROM  MONTHS ENDED            PERIOD FROM
                                                              9/30/97   YEAR ENDED  5/1/95**       9/30/97   YEAR ENDED  5/1/95**
                                                           (UNAUDITED)   12/31/96  TO 12/31/95  (UNAUDITED)   12/31/96  TO 12/31/95
                                                           ------------ ---------- -----------  ------------ ---------- -----------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) . . . . . . . . . . . . . .  $        2   $     41   $      --    $        7   $     25   $      12
  Net realized gain (loss) on investments  . . . . . . . .           -         --          --             -         --          --
  Net unrealized gain (loss) on investments  . . . . . . .          84         11          36            54         26          30
                                                           ------------ ---------- -----------  ------------ ---------- -----------
  Net increase (decrease)  in net assets from
   operations. . . . . . . . . . . . . . . . . . . . . . .          86         52          36            61         51          42
                                                           ------------ ---------- -----------  ------------ ---------- -----------
 FROM  CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . .           -          -           -             -          -           -
  Terminations . . . . . . . . . . . . . . . . . . . . . .           -          -           -             -          -           -
  Insurance charges  . . . . . . . . . . . . . . . . . . .           -          -           -             -          -           -
  Other transfers from (to) the General Account of First
   Allmerica Financial Life Insurance Company (Sponsor). .           -          -           -             -          -           -
  Net increase (decrease) in investment by First Allmerica
   Financial Life Insurance Company (Sponsor). . . . . . .           -          -         200             -          -         200
                                                           ------------ ---------- -----------  ------------ ---------- -----------
  Net increase (decrease) in net assets from capital
   transactions  . . . . . . . . . . . . . . . . . . . . .           -          -         200             -          -         200
                                                           ------------ ---------- -----------  ------------ ---------- -----------

  Net increase (decrease) in net assets  . . . . . . . . .          86         52         236            61         51         242

NET ASSETS:
 Beginning of period . . . . . . . . . . . . . . . . . . .         288        236           -           293        242           -
                                                           ------------ ---------- -----------  ------------ ---------- -----------
 End of period . . . . . . . . . . . . . . . . . . . . . .  $      374   $    288   $     236    $      354   $    293   $     242
                                                           ------------ ---------- -----------  ------------ ---------- -----------
                                                           ------------ ---------- -----------  ------------ ---------- -----------




                                                                 SELECT VALUE OPPORTUNITY*
                                                                       SUB-ACCOUNT 9
                                                           -----------------------------------
                                                               NINE
                                                           MONTHS ENDED            PERIOD FROM
                                                              9/30/97   YEAR ENDED  5/1/95**
                                                           (UNAUDITED)   12/31/96  TO 12/31/95
                                                           ------------ ---------- -----------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) . . . . . . . . . . . . . .  $        2   $     14   $       7
  Net realized gain (loss) on investments  . . . . . . . .           -         --           -
  Net unrealized gain (loss) on investments  . . . . . . .          63         49          14
                                                           ------------ ---------- -----------
  Net increase (decrease)  in net assets from
   operations. . . . . . . . . . . . . . . . . . . . . . .          65         63          21
                                                           ------------ ---------- -----------
 FROM  CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . .           -          -           -
  Terminations . . . . . . . . . . . . . . . . . . . . . .           -          -           -
  Insurance charges  . . . . . . . . . . . . . . . . . . .           -          -           -
  Other transfers from (to) the General Account of First
   Allmerica Financial Life Insurance Company (Sponsor). .           -          -           -
  Net increase (decrease) in investment by First Allmerica
   Financial Life Insurance Company (Sponsor). . . . . . .           -          -         200
                                                           ------------ ---------- -----------
  Net increase (decrease) in net assets from capital
   transactions  . . . . . . . . . . . . . . . . . . . . .           -          -         200
                                                           ------------ ---------- -----------

  Net increase (decrease) in net assets  . . . . . . . . .          65         63         221

NET ASSETS:
 Beginning of period . . . . . . . . . . . . . . . . . . .         284        221           -
                                                           ------------ ---------- -----------
 End of period . . . . . . . . . . . . . . . . . . . . . .  $      349   $    284   $     221
                                                           ------------ ---------- -----------
                                                           ------------ ---------- -----------


 * Formerly Small Cap Value Fund. See Note 1.
 **Date of initial investment.

  The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                SELECT INTERNATIONAL EQUITY          SELECT CAPITAL APPRECIATION
                                                                       SUB-ACCOUNT 11                      SUB-ACCOUNT 12
                                                           -----------------------------------  -----------------------------------
                                                               NINE                                 NINE
                                                           MONTHS ENDED            PERIOD FROM  MONTHS ENDED            PERIOD FROM
                                                              9/30/97   YEAR ENDED  5/1/95**       9/30/97   YEAR ENDED  5/1/95**
                                                           (UNAUDITED)   12/31/96  TO 12/31/95  (UNAUDITED)   12/31/96  TO 12/31/95
                                                           ------------ ---------- -----------  ------------ ---------- -----------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) . . . . . . . . . . . . . .  $        2   $      6   $       3    $        -   $      1   $       5
  Net realized gain (loss) on investments  . . . . . . . .           -         --           -             -         --           -
  Net unrealized gain (loss) on investments  . . . . . . .          24         44          23            36         23          74
                                                           ------------ ---------- -----------  ------------ ---------- -----------
  Net increase (decrease)  in net assets from
   operations. . . . . . . . . . . . . . . . . . . . . . .          26         50          26            36         24          79
                                                           ------------ ---------- -----------  ------------ ---------- -----------
 FROM  CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . .           -          -           -             -          -           -
  Terminations . . . . . . . . . . . . . . . . . . . . . .           -          -           -             -          -           -
  Insurance charges  . . . . . . . . . . . . . . . . . . .           -          -           -             -          -           -
  Other transfers from (to) the General Account of First
   Allmerica Financial Life Insurance Company (Sponsor). .           -          -           -             -          -           -
  Net increase (decrease) in investment by First Allmerica
   Financial Life Insurance Company (Sponsor). . . . . . .           -          -         200             -          -         200
                                                           ------------ ---------- -----------  ------------ ---------- -----------
  Net increase (decrease) in net assets from capital
   transactions  . . . . . . . . . . . . . . . . . . . . .           -          -         200             -          -         200
                                                           ------------ ---------- -----------  ------------ ---------- -----------

  Net increase (decrease) in net assets  . . . . . . . . .          26         50         226            36         24         279

NET ASSETS:
 Beginning of period . . . . . . . . . . . . . . . . . . .         276        226           -           303        279           -
                                                           ------------ ---------- -----------  ------------ ---------- -----------
 End of period . . . . . . . . . . . . . . . . . . . . . .  $      302   $    276   $     226    $      339   $    303   $     279
                                                           ------------ ---------- -----------  ------------ ---------- -----------
                                                           ------------ ---------- -----------  ------------ ---------- -----------




                                                                 FIDELITY VIP HIGH INCOME
                                                                      SUB-ACCOUNT 102
                                                           -----------------------------------
                                                               NINE
                                                           MONTHS ENDED            PERIOD FROM
                                                              9/30/97   YEAR ENDED  5/1/95**
                                                           (UNAUDITED)   12/31/96  TO 12/31/95
                                                           ------------ ---------- -----------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) . . . . . . . . . . . . . .  $       20   $     20   $       -
  Net realized gain (loss) on investments  . . . . . . . .           -         --           -
  Net unrealized gain (loss) on investments  . . . . . . .          22         11          21
                                                           ------------ ---------- -----------
  Net increase (decrease)  in net assets from
   operations. . . . . . . . . . . . . . . . . . . . . . .          42         31          21
                                                           ------------ ---------- -----------
 FROM  CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . .           -          -           -
  Terminations . . . . . . . . . . . . . . . . . . . . . .           -          -           -
  Insurance charges  . . . . . . . . . . . . . . . . . . .           -          -           -
  Other transfers from (to) the General Account of First
   Allmerica Financial Life Insurance Company (Sponsor). .           -          -           -
  Net increase (decrease) in investment by First Allmerica
   Financial Life Insurance Company (Sponsor). . . . . . .           -          -         200
                                                           ------------ ---------- -----------
  Net increase (decrease) in net assets from capital
   transactions  . . . . . . . . . . . . . . . . . . . . .           -          -         200
                                                           ------------ ---------- -----------

  Net increase (decrease) in net assets  . . . . . . . . .          42         31         221

NET ASSETS:
 Beginning of period . . . . . . . . . . . . . . . . . . .         252        221           -
                                                           ------------ ---------- -----------
 End of period . . . . . . . . . . . . . . . . . . . . . .  $      294   $    252   $     221
                                                           ------------ ---------- -----------
                                                           ------------ ---------- -----------


 **Date of initial investment.

  The accompanying notes are an integral part of these financial statements.

                                  GROUP VEL ACCOUNT

                                                  FIDELITY VIP EQUITY-INCOME                     FIDELITY VIP GROWTH
                                                        SUB-ACCOUNT 103                            SUB-ACCOUNT 104
                                           -----------------------------------------  ------------------------------------------
                                              NINE                                        NINE
                                           MONTHS ENDED                 PERIOD FROM   MONTHS ENDED                  PERIOD FROM
                                             9/30/97       YEAR ENDED   5/1/95** TO      9/30/97      YEAR ENDED    5/1/95** TO
                                           (UNAUDITED)     12/31/96       12/31/95     (UNAUDITED)      12/31/96      12/31/95
                                           ------------  ------------   ------------  ------------   ------------   ------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) . . . .     $        28   $        11    $         4   $        11    $        18    $         -
  Net realized gain (loss)
   on investments  . . . . . . . . . .               -             -              -             -             --              -
  Net unrealized gain (loss)
   on investments. . . . . . . . . . .              42            23             37            59             19             48
                                           ------------  ------------   ------------  ------------   ------------   ------------
  Net increase (decrease) in net
   assets from operations. . . . . . .              70            34             41            70             37             48
                                           ------------  ------------   ------------  ------------   ------------   ------------

FROM CAPITAL TRANSACTIONS:
 Net premiums. . . . . . . . . . . . .               -             -              -             -              -              -
 Terminations. . . . . . . . . . . . .               -             -              -             -              -              -
 Insurance charges . . . . . . . . . .               -             -              -             -              -              -
 Other transfers from (to) the General
   Account of First Allmerica Financial
   Life Insurance Company (Sponsor). .               -             -              -             -              -              1
 Net increase (decrease) in investment
   by First Allmerica Financial
   Life Insurance Company (Sponsor). .               -             -            200             -              -            200
                                           ------------  ------------   ------------  ------------   ------------   ------------
 Net increase (decrease) in net assets
   from capital transactions . . . . .               -             -            200             -              -            201
                                           ------------  ------------   ------------  ------------   ------------   ------------

 Net increase (decrease) in
   net assets. . . . . . . . . . . . .              70            34            241            70             37            249

NET ASSETS:
 Beginning of period . . . . . . . . .             275           241              -           286            249              -
                                           ------------  ------------   ------------  ------------   ------------   ------------
 End of period . . . . . . . . . . . .     $       345   $       275    $       241   $       356    $       286    $       249
                                           ------------  ------------   ------------  ------------   ------------   ------------
                                           ------------  ------------   ------------  ------------   ------------   ------------

                                                    FIDELITY VIP OVERSEAS
                                                       SUB-ACCOUNT 105
                                           -----------------------------------------
                                               NINE
                                           MONTHS ENDED                 PERIOD FROM
                                             9/30/97     YEAR ENDED    5/1/95** TO
                                            (UNAUDITED)    12/31/96       12/31/95
                                           ------------  ------------   ------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
 Net investment income (loss). . . . .     $        21   $         5    $         -
 Net realized gain (loss)
   on investments. . . . . . . . . . .               -             -              -
 Net unrealized gain (loss)
   on investments. . . . . . . . . . .              26            23             15
                                           ------------  ------------   ------------
 Net increase (decrease) in net
   assets from operations. . . . . . .              47            28             15
                                           ------------  ------------   ------------

FROM CAPITAL TRANSACTIONS:
 Net premiums. . . . . . . . . . . . .               -             -              -
 Terminations. . . . . . . . . . . . .               -             -              -
 Insurance charges . . . . . . . . . .               -             -              -
 Other transfers from (to) the General
   Account of First Allmerica
 Financial Life Insurance
 Company (Sponsor) . . . . . . . . . .               -             -              -
 Net increase (decrease) in investment
   by First Allmerica Financial Life
   Insurance Company (Sponsor) . . . .               -             -            200
                                           ------------  ------------   ------------
 Net increase (decrease) in net assets
   from capital transactions . . . . .               -             -            200
                                           ------------  ------------   ------------
 Net increase (decrease) in
   net assets. . . . . . . . . . . . .              47            28            215
NET ASSETS:
 Beginning of period . . . . . . . . .             243           215              -
                                           ------------  ------------   ------------
 End of period . . . . . . . . . . . .     $       290   $       243    $       215
                                           ------------  ------------   ------------
                                           ------------  ------------   ------------

**Date of initial investment.

     The accompanying notes are an integral part of these financial statements.

                                  GROUP VEL ACCOUNT

                                              FIDELITY VIP II ASSET MANAGER                  DGPF INTERNATIONAL EQUITY
                                                      SUB-ACCOUNT 106                             SUB-ACCOUNT 207
                                         ------------------------------------------  -----------------------------------------
                                             NINE                                        NINE
                                         MONTHS ENDED                  PERIOD FROM   MONTHS ENDED
                                          9/30/97       YEAR ENDED    5/1/95** TO       9/30/97     YEAR ENDED    PERIOD ENDED
                                          (UNAUDITED)     12/31/96       12/31/95     (UNAUDITED)    12/31/96     12/31/95(a)
                                         ------------   ------------   ------------  ------------  ------------   ------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
 Net investment income (loss). . . . .   $        32    $        15    $         -   $         9   $         9    $         -
 Net realized gain (loss)
   on investments. . . . . . . . . . .             -              -              -             -             -              -
 Net unrealized gain (loss)
   on investments. . . . . . . . . . .            15             18             25            29            35             17
                                         ------------   ------------   ------------  ------------  ------------   ------------
 Net increase (decrease) in net
   assets from operations. . . . . . .            47             33             25            38            44             17
                                         ------------   ------------   ------------  ------------  ------------   ------------

FROM CAPITAL TRANSACTIONS:
 Net premiums. . . . . . . . . . . . .             -              -              -             -             -              -
 Terminations. . . . . . . . . . . . .             -              -              -             -             -              -
 Insurance charges . . . . . . . . . .             -              -              -             -             -              -
 Other transfers from (to) the General
   Account of First Allmerica Financial
   Life Insurance Company (Sponsor). .             -              -              -             -             -              -
 Net increase (decrease) in investment
   by First Allmerica Financial
   Life Insurance Company (Sponsor). .             -              -            200             -             -            200
                                         ------------   ------------   ------------  ------------  ------------   ------------
 Net increase (decrease) in net assets
   from capital transactions . . . . .             -              -            200             -             -            200
                                         ------------   ------------   ------------  ------------  ------------   ------------

 Net increase (decrease) in
   net assets. . . . . . . . . . . . .            47             33            225            38            44            217

NET ASSETS:
 Beginning of period . . . . . . . . .           258            225              -           261           217              -
                                         ------------   ------------   ------------  ------------  ------------   ------------
 End of period . . . . . . . . . . . .   $       305    $       258    $       225   $       299   $       261    $       217
                                         ------------   ------------   ------------  ------------  ------------   ------------
                                         ------------   ------------   ------------  ------------  ------------   ------------

**Date of initial investment.

     The accompanying notes are an integral part of these financial statements.

This prospectus describes certificates issued under group flexible premium variable life insurance policies ("Certificates") offered by First Allmerica Financial Life Insurance Company ("Company") to eligible applicants ("Certificate Owners") who are members of a non-qualified benefit plan having a minimum of five or more members, depending on the group, and are age 80 years old and under. Within limits, you may choose the amount of initial premium desired and the initial Death Benefit. You have the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions. You may withdraw a portion of the Certificate's surrender value, or the Certificate may be fully surrendered at any time, subject to certain limitations.

The Certificates permit you to allocate Net Premiums among up to seven of twenty sub-accounts ("Sub-Accounts") of the Group VEL Account, a separate account of the Company, and a fixed interest account ("General Account") of the Company (together "Accounts"). Each Sub-Account invests its assets in a corresponding investment portfolio of Allmerica Investment Trust ("Trust"), Variable Insurance Products Fund ("Fidelity VIP"), Variable Insurance Products Fund II ("Fidelity VIP II"), T. Rowe Price International Series, Inc. ("T. Rowe Price"), Delaware Group Premium Fund, Inc. ("DGPF") or INVESCO Variable Investment Funds, Inc. ("INVESCO VIF"). The following underlying funds are available under the
Certificates:

ALLMERICA INVESTMENT TRUST           FIDELITY VIP
----------------------------------   --------------
Select International Equity Fund     Overseas Portfolio
Select Aggressive Growth Fund        Equity-Income Portfolio
Select Capital Appreciation Fund     Growth Portfolio
Small-Mid Cap Value Fund             High Income Portfolio
Select Growth Fund                   FIDELITY VIP II
Growth Fund                          ----------------
Equity Index Fund                    Asset Manager Portfolio
Select Growth and Income Fund        T. ROWE PRICE
Investment Grade Income Fund         ---------------
Government Bond Fund                 T. Rowe Price
Money Market Fund                    International Stock
DGPF                                 Portfolio
-----                                INVESCO*
International Equity Series          ---------
                                     Total Return Fund*
                                     Industrial Income Fund*

*The Total Return Fund and the Industrial Income Fund of INVESCO VIF are available only to employees of INVESCO and its affiliates.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES OF THE ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE INTERNATIONAL SERIES, INC. AND DELAWARE GROUP PREMIUM FUND, INC., AND INVESCO VARIABLE INVESTMENT FUNDS INC. INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CERTIFICATES ARE OBLIGATIONS OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY AND ARE DISTRIBUTED BY ALLMERICA INVESTMENTS, INC. THE CERTIFICATES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT UNION. THE CERTIFICATES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY. INVESTMENTS IN THE CERTIFICATES ARE SUBJECT TO VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.

                               DATED MAY 1, 1997
               440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653
                                 (508) 855-1000

(Continued from cover page)

There is no guaranteed minimum Certificate value. The value of a Certificate will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Certificate value will also be adjusted for other factors, including the amount of charges imposed. The Certificate will remain in effect so long as the Certificate value less any outstanding debt is sufficient to pay certain monthly charges imposed in connection with the Certificate. The Certificate value may decrease to the point where the Certificate will lapse and provide no further death benefit without additional premium payments.

If the Certificate is in effect at the death of the Insured, the Company will pay a death benefit (the "Death Proceeds") to the beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Death Benefit, less any debt, partial withdrawals, and any due and unpaid charges. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate. If the Guideline Premium Test is in effect (See "ELECTION OF DEATH BENEFIT OPTIONS"), you may choose either Death Benefit Option 1 (the Death Benefit is fixed in amount) or Death Benefit Option 2 (the Death Benefit includes the Certificate value in addition to a fixed insurance amount) and may change between Death Benefit Option 1 and Option 2, subject to certain conditions. If the Cash Value Accumulation Test is in effect, Death Benefit Option 3 (the Death Benefit is fixed in amount) will apply. A Minimum Death Benefit, equivalent to a percentage of the Certificate value, will apply if greater than the Death Benefit otherwise payable under Option 1, Option 2 or Option 3.

In certain circumstances, a Certificate may be considered a "modified endowment contract." Under the Internal Revenue Code, any Certificate loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See "FEDERAL TAX CONSIDERATIONS --Modified Endowment Contracts."

IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY OR CERTIFICATE.

                               TABLE OF CONTENTS


SPECIAL TERMS........................................................................          5
SUMMARY..............................................................................          8
PERFORMANCE INFORMATION..............................................................         17
DESCRIPTION OF THE COMPANY, THE GROUP VEL ACCOUNT, ALLMERICA INVESTMENT TRUST,
 VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE
 INTERNATIONAL SERIES, DELAWARE GROUP PREMIUM FUND, INC., AND INVESCO VARIABLE
 INVESTMENT FUNDS, INC...............................................................         20
INVESTMENT OBJECTIVES AND POLICIES...................................................         22
INVESTMENT ADVISORY SERVICES.........................................................         24
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS....................................         28
VOTING RIGHTS........................................................................         29
THE CERTIFICATE......................................................................         29
  Enrollment Form for a Certificate..................................................         29
  Free Look Period...................................................................         30
  Conversion Privileges..............................................................         30
  Premium Payments...................................................................         31
  Allocation of Net Premiums.........................................................         31
  Transfer Privilege.................................................................         32
  Dollar Cost Averaging and Automatic Rebalancing Options............................         32
  Election of Death Benefit Options..................................................         33
  Guideline Premium Test and Cash Value Accumulation Test............................         33
  Death Proceeds.....................................................................         34
  Change in Death Benefit Option.....................................................         36
  Change in Face Amount..............................................................         36
  Certificate Value and Surrender Value..............................................         38
  Payment Options....................................................................         39
  Optional Insurance Benefits........................................................         39
  Surrender..........................................................................         39
  Paid-Up Insurance Option...........................................................         39
  Partial Withdrawal.................................................................         40
CHARGES AND DEDUCTIONS...............................................................         40
  Premium Expense Charge.............................................................         41
  Monthly Deduction from Certificate Value...........................................         41
  Charges Reflected in the Assets of the Group VEL Account...........................         44
  Surrender Charge...................................................................         44
  Charges on Partial Withdrawal......................................................         46
  Transfer Charges...................................................................         46
  Charge for Change in Face Amount...................................................         47
  Other Administrative Charges.......................................................         47
CERTIFICATE LOANS....................................................................         47
CERTIFICATE TERMINATION AND REINSTATEMENT............................................         48
OTHER CERTIFICATE PROVISIONS.........................................................         50
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY......................................         52
DISTRIBUTION.........................................................................         52
SERVICES.............................................................................         53
REPORTS..............................................................................         53
LEGAL PROCEEDINGS....................................................................         53
FURTHER INFORMATION..................................................................         54
INDEPENDENT ACCOUNTANTS..............................................................         54

FEDERAL TAX CONSIDERATIONS...........................................................         54
  Taxation of the Certificates.......................................................         55
  Policy Loans.......................................................................         55
  Modified Endowment Contracts.......................................................         56
MORE INFORMATION ABOUT THE GENERAL ACCOUNT...........................................         56
FINANCIAL STATEMENTS.................................................................        F-1
APPENDIX A -- OPTIONAL BENEFITS......................................................        A-1
APPENDIX B -- PAYMENT OPTIONS........................................................        A-2
APPENDIX C -- ILLUSTRATIONS OF SUM INSURED, CERTIFICATE VALUES AND ACCUMULATED
 PREMIUMS............................................................................        A-3
APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES...............................       A-11

                                 SPECIAL TERMS

AGE: The Insured's age as of the nearest birthday measured from a Certificate anniversary.

BENEFICIARY: The person(s) designated by the owner of the Certificate to receive the insurance proceeds upon the death of the Insured.

CERTIFICATE CHANGE: Any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option.

CERTIFICATE VALUE: The total amount available for investment under a Certificate at any time. It is equal to the sum of (a) the value of the Units credited to a Certificate in the Sub-Accounts and (b) the accumulation in the General Account credited to that Certificate.

COMPANY:  First Allmerica Financial Life Insurance Company.

DATE OF ISSUE: The date set forth in the Certificate used to determine the Monthly Processing Date, Certificate months, Certificate years, and Certificate anniversaries.

DEATH BENEFIT: The amount payable upon the death of the Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Death Benefit will depend on the Death Benefit Option chosen, but will always be at least equal to the Face Amount.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Death Benefit Option, less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate.

DEBT:  All unpaid Certificate loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: An acknowledgment, signed by the Certificate Owner and returned to the Company's Principal Office, that the Certificate Owner has received the Certificate and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: Information, satisfactory to the Company, that is used to determine the Insured's Underwriting Class.

FACE AMOUNT: The amount of insurance coverage applied for. The Face Amount of each Certificate is set forth in the specification pages of the Certificate.

FINAL PREMIUM PAYMENT DATE: The Certificate anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Certificate.

GENERAL ACCOUNT: All the assets of the Company other than those held in a Separate Account.

GROUP VEL ACCOUNT: A Separate Account of the Company to which the Certificate Owner may make Net Premium allocations.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Final Premium Payment Date of a Certificate for the specified Death Benefit, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker or Non-Smoker, for unisex Certificates), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Certificate and any Certificate riders. The Death Benefit Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

INSURANCE AMOUNT AT RISK:  The Death Benefit less the Certificate Value.

ISSUANCE AND ACCEPTANCE: The date the Company mails the Certificate if the enrollment form is approved with no changes requiring your consent; otherwise, the date the Company receives your written consent to any changes.

LOAN VALUE:  The maximum amount that may be borrowed under the Certificate.

MINIMUM DEATH BENEFIT: The minimum Death Benefit required to qualify the Certificate as "life insurance" under Federal tax laws. The Minimum Death Benefit varies by Age. It is calculated by multiplying the Certificate Value by a percentage determined by the Insured's Age.

MONTHLY PROCESSING DATE: The date on which the Monthly Deduction is deducted from Certificate Value.

MONTHLY DEDUCTION: Charges deducted monthly from the Certificate Value of a Certificate prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by rider, the monthly Certificate administrative charge, the monthly Group VEL Account administrative charge and the monthly mortality and expense risk charge.

MONTHLY DEDUCTION SUB-ACCOUNT: A Sub-Account of the Separate Account to which the payor that you name under the Payor Option may allocate Net Premiums to pay all or a portion of the insurance charges and administrative charges. The Monthly Deduction Sub-Account is currently the Sub-Account which invests in the Money Market Fund of Allmerica Investment Trust.

NET PREMIUM:  An amount equal to the premium less any premium expense charge.

PAID-UP INSURANCE: Life insurance coverage for the life of the Insured, with no further premiums due.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account Certificate Value will be allocated. If you do not, the Company will allocate the deduction or Certificate Value among the General Account and the Sub-Accounts excluding the Monthly Deduction Sub-Account in the same proportion that the Certificate Value in the General Account and the Certificate Value in each Sub-Account bear to the total Certificate Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A Separate Account consists of assets segregated from the Company's other assets. The investment performance of the assets of each Separate Account is determined separately from the other assets of the Company. The assets of a Separate Account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: A subdivision of the Group VEL Account. Each Sub-Account invests exclusively in the shares of a corresponding Fund of the Allmerica Investment Trust, a corresponding Portfolio of the Variable Insurance Products Fund or the Variable Insurance Products Fund II, the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc. or the International Equity Series of the Delaware Group Premium Fund, Inc. The Total Return Fund and the Industrial Income Fund of INVESCO VIF are available to employees of INVESCO Inc., and its affiliates.

SURRENDER VALUE: The amount payable upon a full surrender of the Certificate. It is the Certificate Value, less any Debt and any surrender charges.

UNDERLYING FUNDS: The Funds of Allmerica Investment Trust, the Portfolios of Variable Insurance Products Fund and Variable Insurance Products Fund II, the Portfolio of T. Rowe Price International Series, Inc., the Series of Delaware Group Premium Fund, Inc., and the Funds of INVESCO Variable Investment Funds, Inc., which are available under the Certificates.

UNDERLYING INVESTMENT COMPANIES: Allmerica Investment Trust, Variable Insurance Products Fund, Variable Insurance Products Fund II, T. Rowe Price International Series, Inc., Delaware Group Premium Fund, Inc., and INVESCO Variable Investment Funds, Inc.

UNDERWRITING CLASS: The risk classification that the Company assigns the Insured based on the information in the enrollment form and any other Evidence of Insurability considered by the Company. The Insured's Underwriting Class will affect the cost of insurance charge and the amount of premium required to keep the Certificate in force.

UNIT:  A measure of your interest in a Sub-Account.

VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Certificate is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD:  The interval between two consecutive Valuation Dates.

WRITTEN REQUEST: A Request by the Certificate Owner in writing, satisfactory to the Company.

YOU OR YOUR: The Certificate Owner, as shown in the enrollment form or the latest change filed with the Company.

                                    SUMMARY

THE CERTIFICATE

The Certificate issued under a group flexible premium variable life policy offered by this prospectus allows you, subject to certain limitations, to make premium payments in any amount and frequency. As long as the Certificate remains in force, it will provide for:

- life insurance coverage on the named Insured;

- Certificate Value;

- surrender rights and partial withdrawal rights;

- loan privileges; and

- in some cases, additional insurance benefits available by rider for an additional charge.

The Certificates provide death benefits, Certificate Value, and other features traditionally associated with life insurance policies. The Certificates are "variable" because, unlike the fixed benefits of ordinary whole life insurance, the Certificate Value will, and under certain circumstances the Death Proceeds may, increase or decrease depending on the investment experience of the Sub-Accounts of the Group VEL Account. They are "flexible premium" Certificates, because, unlike traditional insurance policies, there is no fixed schedule for premium payments. Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Certificate to lapse nor will making the planned premium payments guarantee that a Certificate will remain in force. Thus, you may, but are not required to, pay additional premiums.

The Certificate will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by you.

SURRENDER CHARGES

At any time that a Certificate is in effect, a Certificate Owner may elect to surrender the Certificate and receive its Surrender Value. A surrender charge may be calculated upon issuance of the Certificate and upon each increase in Face Amount. The surrender charge may be imposed, depending on the group to which the Certificate is issued, for up to 15 years from the Date of Issue or any increase in the Face Amount and you request a full surrender or a decrease in Face Amount.

SURRENDER CHARGES FOR THE INITIAL FACE AMOUNT

The maximum surrender charge calculated upon issuance of the Certificate is equal to the sum of (a) plus (b) where (a) is a deferred administrative charge of up to $8.50 per thousand dollars of the initial Face Amount and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums received up to the Guideline Annual Premium, depending on the group to which the Certificate is issued. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per thousand dollars of initial Face Amount, as indicated in "APPENDIX C -- CALCULATION OF MAXIMUM SURRENDER CHARGES." The maximum surrender charge remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. If you surrender the Certificate during the first two years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. See "THE CERTIFICATE -- Surrender" and "CHARGES AND DEDUCTIONS -- Surrender Charge."

SURRENDER CHARGES FOR AN INCREASE IN FACE AMOUNT

A separate surrender charge may apply to and be calculated for each increase in Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b) where (a) is a deferred administrative charge of up to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per thousand dollars of increase, as indicated in "APPENDIX C -- CALCULATION OF MAXIMUM SURRENDER CHARGES."

This maximum surrender charge with respect to an increase remains level for up to 24 Certificate months following the increase, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. During the first two Certificate years following an increase in Face Amount, before making premium payments associated with the increase in Face Amount which are at least equal to one Guideline Annual Premium, the actual surrender charge with respect to the increase may be less than the maximum. See "THE CERTIFICATE -- Surrender" and "CHARGES AND DEDUCTIONS -- Surrender Charge."

In the event of a decrease in Face Amount, any surrender charge imposed is a fraction of the charge that would apply to a full surrender of the Certificate. See "THE CERTIFICATE -- Surrender" and "CHARGES AND DEDUCTIONS -- Surrender Charge."

PREMIUM EXPENSE CHARGE

A charge may be deducted from each premium payment for state and local premium taxes paid by the Company for the Policy and to compensate the Company for federal taxes imposed for deferred acquisition costs ("DAC taxes") and for sales expenses related to the Certificates. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The DAC tax deduction may range from zero to 1% of premiums, depending on the group to which the Policy is issued. The charge for sales expenses may range from zero to 5%, depending on the characteristics of the group to which the Policy is issued and the actual sales expense incurred by the Company. See "CHARGES AND DEDUCTIONS -- Premium Expense Charge."

MONTHLY DEDUCTIONS FROM CERTIFICATE VALUE

On the Date of Issue and each Monthly Processing Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deductions") will be deducted from the Certificate Value. The Monthly Deduction includes a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider, and a charge for administrative expenses that may be up to $10, depending on the group to which the Policy is issued. The Monthly Deduction may also include a charge for Group VEL administrative expenses and a charge for mortality and expense risks. The Group VEL administrative charge may continue for up to 10 Certificate years and may be up to 0.25% of Certificate Value in each Sub-Account, depending on the group to which the Certificate was issued. The mortality and expense risk charge may be up to 0.90% of Certificate Value in each Sub-Account.

You may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses and the charge for the cost of additional benefits provided by rider will be deducted. If the Payor Provision is in force, all cost of insurance charges and administrative charges will be deducted from the Monthly Deduction Sub-Account. If no allocation is specified, the Company will make a Pro-Rata Allocation.

The Group VEL administrative charge and the mortality and expense risk charge are assessed against each Sub-Account that generates a charge. In the event that a charge is greater than the value of the Sub-Account to which it relates on a Monthly Processing Date, the unpaid balance will be totaled and the Company will make a Pro-Rata Allocation.

Monthly Deductions are made on the Date of Issue and on each Monthly Processing Date until the Final Premium Payment Date. No Monthly Deductions will be made on or after the Final Premium Payment Date. See "CHARGES AND DEDUCTIONS -- Monthly Deductions from Certificate Value."

TRANSACTION CHARGES

Each of the charges listed below is designed to reimburse the Company for administrative costs incurred in the applicable transaction.

TRANSACTION CHARGE ON PARTIAL WITHDRAWALS

A transaction charge, which is up to the smaller of 2% of the amount withdrawn or $25, is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. In addition to the transaction charge, a partial withdrawal charge may also be made under certain circumstances. See "CHARGES AND DEDUCTIONS -- Charges on Partial Withdrawal."

CHARGE FOR CHANGE IN FACE AMOUNT

For each increase or decrease in Face Amount, a charge of $2.50 per $1,000 of increase or decrease up to $40, will be deducted from Certificate Value. This charge is designed to reimburse the Company for underwriting and administrative costs associated with the change. See "THE CERTIFICATE -- Change In Face Amount" and "CHARGES AND DEDUCTIONS -- Charge For Change In Face Amount."

TRANSFER CHARGE

The first twelve transfers of Certificate Value in a Certificate year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. See "THE CERTIFICATE -- Transfer Privilege" and "CHARGES AND DEDUCTIONS -- Transfer Charges."

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge for the administrative costs associated with changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. See "CHARGES AND DEDUCTIONS -- Other Administrative Charges."

CHARGES OF THE UNDERLYING INVESTMENT COMPANIES

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Investment Companies. See "CHARGES AND DEDUCTIONS -- Charges Reflected in the Assets of the Group VEL Account." The levels of fees and expenses vary among the Underlying Investment Companies.

CERTIFICATE VALUE AND SURRENDER VALUE

The Certificate Value is the total amount available for investment under a Certificate at any time. It is the sum of the value of all Units in the Sub-Accounts of the Group VEL Account and all accumulations in the General Account of the Company credited to the Certificate. The Certificate Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Certificate, interest credited to accumulations in the General Account, investment performance of the Sub-Account(s) to which Certificate Value has been allocated, and partial withdrawals. The Certificate Value may be relevant to the computation of the Death Proceeds. You bear the entire investment risk for amounts allocated to the Group VEL Account. The Company does not guarantee a minimum Certificate Value.

The Surrender Value will be the Certificate Value, less any Debt and surrender charges. The Surrender Value is relevant, for example, in the computation of the amounts available upon partial withdrawals, Certificate loans or surrender.

DEATH PROCEEDS

The Certificate provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the Insured. Prior to the Final Premium Payment Date, the Death Proceeds will be equal to the Death Benefit, reduced by any outstanding Debt, partial withdrawals, partial withdrawal charges, and any Monthly Deductions due and not yet deducted through the Certificate month in which the Insured dies. Three Death Benefit Options are available. Under Option 1 and Option 3, the Death Benefit is the greater of the Face Amount of the Certificate or the applicable Minimum Death Benefit. Under Option 2, the Death Benefit is the greater of the Face Amount of the Certificate plus the Certificate Value or the Minimum Death Benefit. The Minimum Death Benefit is equivalent to a percentage (determined each month based on the Insured's Age) of the Certificate Value. On or after the Final Premium Payment Date, the Death Proceeds will equal the Surrender Value. See "THE CERTIFICATE -- Death Proceeds."

The Death Proceeds under the Certificate may be received in a lump sum or under one of the Payment Options the Company offers. See "APPENDIX B -- PAYMENT OPTIONS."

FLEXIBILITY TO ADJUST DEATH BENEFIT

Subject to certain limitations, you may adjust the Death Benefit, and thus the Death Proceeds, at any time prior to the Final Premium Payment Date, by increasing or decreasing the Face Amount of the Certificate. Any change in the Face Amount will affect the monthly cost of insurance charges and the amount of the surrender charge. If the Face Amount is decreased, a pro-rata surrender charge may be imposed. The Certificate Value is reduced by the amount of the charge. See "THE CERTIFICATE -- Change In Face Amount."

The minimum increase in Face Amount will vary by group, but will in no event exceed $10,000. Any increase may also require additional Evidence of Insurability satisfactory to the Company. The increase is subject to a "free look period" and, during the first 24 months after the increase, to a conversion privilege. See "THE CERTIFICATE -- Free Look Period -- Conversion Privileges."

You may, depending on the group to which the Policy is issued, have the flexibility to add additional insurance benefits by rider. These may include the Waiver of Premium Rider, Other Insured Rider, Children's Insurance Rider, Accidental Death Benefit Rider, Option to Accelerate Benefits Rider and Exchange Option Rider. See "APPENDIX A -- OPTIONAL BENEFITS."

The cost of these optional insurance benefits will be deducted from Certificate Value as part of the Monthly Deduction. See "CHARGES AND DEDUCTIONS -- Monthly Deduction From Certificate Value."

CERTIFICATE ISSUANCE

At the time of enrollment, the proposed insured will complete an enrollment form, which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the enrollment form are answered "No," the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed insured is in a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the enrollment form and medical examinations, if any, are completed. If the proposed insured cannot answer the eligibility questions "No" and if the proposed insured is not a standard risk, insurance coverage will begin only after the Company (1) approves the enrollment form, (2) the Certificate is delivered and accepted, and (3) the first premium is paid.

If any premiums are paid prior to the issuance of the Certificate, such premiums will be held in the Company's General Account. If your enrollment form is approved and the Certificate is issued and accepted, the initial premiums held in the General Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Company's Principal Office. IF A CERTIFICATE IS NOT ISSUED AND ACCEPTED, THE INITIAL PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If your Certificate provides for a full refund of the initial payment under its "Right to Examine Certificate" provision as required in your state, all Certificate Value in the General Account that you initially designated to go to the Sub-Accounts will be allocated to the Money Market Fund of the Trust upon Issuance and Acceptance of the Certificate. All Certificate Value will be allocated as you have chosen no later than the expiration of the period during which you may exercise the "Right to Examine Certificate" provision.

ALLOCATION OF NET PREMIUMS

Net Premiums are the premiums paid less any premium expense charge. The Certificate together with its attached enrollment form constitutes the entire agreement between the Company and you. Net Premiums may be allocated to one or more Sub-Accounts of the Group VEL Account, to the General Account, or to any combination of Accounts. You bear the investment risk of Net Premiums allocated to the Sub-Accounts. Allocations may be made to no more than seven Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See "THE CERTIFICATE -- Allocation of Net Premiums."

Premiums allocated to the Company's General Account will earn a fixed rate of interest. Net Premiums and minimum interest are guaranteed by the Company. For more information, see "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

INVESTMENT OPTIONS

The Certificates permit Net Premiums to be allocated either to the Company's General Account or to the Group VEL Account. The Group VEL Account is currently comprised of twenty Sub-Accounts. Each Sub-Account invests exclusively in a corresponding Underlying Fund of the Allmerica Investment Trust ("Trust") managed by Allmerica Investment, of the Variable Insurance Products Fund ("Fidelity VIP") or the Variable Insurance Products Fund II ("Fidelity VIP II") managed by Fidelity Management, of T. Rowe Price International Series, Inc. ("T. Rowe Price") managed by Rowe Price-Fleming International, Inc., of the Delaware Group Premium Fund, Inc. ("DGPF") managed by Delaware International, or of the INVESCO Variable Investment Funds, Inc., (available only to employees of INVESCO and its affiliates) managed by INVESCO. In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Certificates permit you to transfer Certificate Value among the available Sub-Accounts and between the Sub-Accounts and the General Account of the Company, subject to certain limitations described under "THE CERTIFICATE -- Transfer Privilege."

CHARGES OF THE UNDERLYING INVESTMENT COMPANIES

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1996. For more information concerning fees and expenses, see the prospectuses of the Underlying Funds.

                                                                   OTHER FUND EXPENSES
                                                                       (AFTER ANY
                                                    MANAGEMENT         APPLICABLE         TOTAL FUND
UNDERLYING FUND                                         FEE          REIMBURSEMENTS)       EXPENSES
------------------------------------------------  ---------------  -------------------  ---------------
Select International Equity Fund                          1.00%              0.23%*             1.23%***
DGPF International Equity Series                          0.64%              0.16%**            0.80%
Fidelity VIP Overseas Portfolio                           0.76%              0.17%              0.93%****
T. Rowe Price International Stock Portfolio               1.05%              0.00%              1.05%
Select Aggressive Growth Fund                             1.00%              0.08%*             1.08%
Select Capital Appreciation Fund                          1.00%              0.13%*             1.13%
Small-Mid Cap Value Fund                                  0.85%              0.12%*             0.97%
Select Growth Fund                                        0.85%              0.08%*             0.93%***
Growth Fund                                               0.44%              0.07%*             0.51%
Fidelity VIP Growth Portfolio                             0.61%              0.08%              0.69%****
Equity Index Fund                                         0.32%              0.14%*             0.46%
Select Growth and Income Fund                             0.75%              0.08%*             0.83%***
Fidelity VIP Equity-Income Portfolio                      0.51%              0.07%              0.58%****
Fidelity VIP II Asset Manager Portfolio                   0.64%              0.10%              0.74%****
Fidelity VIP High Income Portfolio                        0.59%              0.12%              0.71%
Investment Grade Income Fund                              0.40%              0.14%*             0.54%
Government Bond Fund                                      0.50%              0.16%*             0.66%
Money Market Fund                                         0.28%              0.06%*             0.34%

INVESCO VIF Industrial Income                             0.75%              0.20%              0.95%#
INVESCO VIF Total Return                                  0.75%              0.19%              0.94%#

* Under the Management Agreement with Allmerica Investment Trust, Allmerica Investment Management Company, Inc. ("Manager") has declared a voluntary expense limitation of 1.50% of average net assets for the Select International Equity Fund, 1.35% for the Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for the Small-Mid Cap Value Fund, 1.20% for the Growth Fund and Select Growth Fund, 1.10% for the Select Growth and Income Fund, 1.00% for the Investment Grade Income Fund and Government Bond Fund, and 0.60% for the Money Market Fund and Equity Index Fund. The total operating expenses of the funds of the Trust were less than their respective expense limitations throughout 1996. The declaration of a voluntary expense limitation in any year does not bind the Manager to declare future expense limitations with respect to these funds.

** Delaware International Advisers Ltd., the investment adviser for the International Equity Series, has agreed to waive its management fee and reimburse the International Equity Series to limit certain expenses to 8/10 of 1% of the corresponding net assets. This waiver has been in effect from the commencement of the public offering for the Series and has been extended through June 30, 1997. Without the expense limitation, in 1996 the total annual expenses of the International Equity Series would have been 1.04%.

*** These funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses the total operating expenses would have been 1.20% for the Select International Equity Fund, 0.92% for the Select Growth Fund and 0.80% for the Select Growth and Income Fund.

**** A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.56% for Fidelity VIP Equity Income Portfolio, 0.67% for Fidelity VIP Growth Portfolio, 0.92% for Fidelity VIP Overseas Portfolio and 0.73% for Fidelity VIP II Asset Manager Portfolio.

# Various expenses of the Industrial Income Portfolio and Total Return Portfolio were voluntarily absorbed by INVESCO in 1996. If such expenses had not been voluntarily absorbed, the total operating expenses would have been 1.19% and 1.30%, respectively.

The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. For more information, see "DESCRIPTION OF THE COMPANY, THE GROUP VEL ACCOUNT, ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE INTERNATIONAL SERIES, INC., DELAWARE GROUP PREMIUM FUND, INC. AND INVESCO VARIABLE INVESTMENT FUNDS, INC."

FREE LOOK PERIOD

The Certificate provides for an initial Free Look Period. You may cancel the Certificate by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of (a) 45 days after the enrollment form for the Certificate is signed, (b) 10 days after you receive the Certificate, or
(c) 10 days (20 or 30 days if required in your state) after the Company mails or personally delivers a Notice of Withdrawal Rights to you.

If your Certificate provides for a full refund of the initial premium under its "Right to Examine Certificate" provision as required in your state, your refund will be the greater of (a) your entire premium or (b) the Certificate Value plus deductions under the Certificate or by the Underlying Funds for taxes, charges or fees. If your Certificate does not provide for a full refund of the initial premium, you will receive the Certificate Value in the Group VEL Account, plus premiums paid, including fees and charges, minus the amounts allocated to the Group VEL Account, plus the fees and charges imposed on amounts in the Group VEL Account. After an increase in Face Amount, a right to cancel the increase also applies. See "THE CERTIFICATE -- Free Look Period."

CONVERSION PRIVILEGES

During the first 24 Certificate months after the Date of Issue, subject to certain restrictions, you may convert this Certificate to a flexible premium fixed adjustable life insurance Certificate by simultaneously transferring all accumulated value in the Sub-Accounts to the General Account and instructing the Company to allocate all future premiums to the General Account. A similar conversion privilege is in effect for 24 Certificate months after the date of an increase in Face Amount. Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance Certificate to you. The new Certificate will have the same face amount, issue age, date of issue, and risk classifications as the original Certificate. See "THE CERTIFICATE -- Conversion Privileges."

PARTIAL WITHDRAWAL

After the first Certificate year, you may make partial withdrawals in a minimum amount of $500 from the Certificate Value. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge which is described in "CHARGES AND DEDUCTIONS -- Charges on Partial Withdrawal," will be assessed to reimburse the Company for the cost of processing each partial withdrawal. A partial withdrawal charge may also be imposed upon a partial withdrawal. Generally, amounts withdrawn during each Certificate year in excess of 10% of the Certificate Value ("excess withdrawal") are subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the surrender charge on the date of withdrawal. If no surrender charge is applicable at the time of withdrawal, no partial withdrawal charge will be deducted. The Certificate's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted. See "THE CERTIFICATE -- Partial Withdrawal" and "CHARGES AND DEDUCTIONS -- Charges on Partial Withdrawal."

LOAN PRIVILEGE

You may borrow against the Certificate Value. The total amount you may borrow is the Loan Value. Loan Value in the first Certificate Year is 75% of an amount equal to Certificate Value less surrender charge, Monthly Deductions, and interest on Debt to the end of the Certificate year. Thereafter, Loan Value is 90% of an amount equal to Certificate Value less the surrender charge.

Certificate loans will be allocated among the General Account and the Sub-Accounts in accordance with your instructions. If no allocation is made by you, the Company will make a Pro-Rata Allocation among the Accounts. In either case, Certificate Value equal to the Certificate loan will be transferred from the appropriate Sub-Account(s) to the General Account, and will earn monthly interest at an effective annual rate of at least 6%. Therefore, a Certificate loan may have a permanent impact on the Certificate Value even though it is eventually repaid. Although the loan amount is a part of the Certificate Value, the Death Proceeds will be reduced by the amount of outstanding Debt at the time of death.

Certificate loans will bear interest at a fixed rate of 8% per year, due and payable in arrears at the end of each Certificate year. If interest is not paid when due, it will be added to the loan balance. Certificate loans may be repaid at any time. You must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of Debt by you will be allocated to the General Account or Sub-Accounts in accordance with your instructions. If you do not specify an allocation, the Company will allocate the loan repayment in accordance with your most recent premium allocation instructions. See "CERTIFICATE LOANS."

PREFERRED LOAN OPTION

A preferred loan option is available under the Certificates. The preferred loan option will be available upon written request. It may be revoked by you at any time. If this option has been selected, after the tenth certificate anniversary Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. Our current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see "FEDERAL TAX CONSIDERATIONS"). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

CERTIFICATE LAPSE AND REINSTATEMENT

The failure to make premium payments will not cause a Certificate to lapse unless: (a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued, if any, or (b) Debt exceeds Certificate Value. A 62-day grace period applies to each situation. Subject to certain conditions (including Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules and the payment of sufficient premium), a Certificate may be reinstated at any time within 3 years after the expiration of the grace period and prior to the Final Premium Payment Date. See "CERTIFICATE TERMINATION AND REINSTATEMENT."

TAX TREATMENT

A Certificate is generally subject to the same federal income tax treatment as a conventional fixed benefit life insurance policy. Under current tax law, to the extent there is no change in benefits, you will be taxed on Certificate Value withdrawn from the Certificate only to the extent that the amount withdrawn exceeds the total premiums paid. Withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Certificate years, however, an "interest first" rule applies to any distribution of cash that is required under
Section 7702 of the Internal Revenue Code (the "Code") because of a reduction in benefits under the Certificate. Death Proceeds under the Certificate are excludable from the gross income of the Beneficiary, but in some circumstances the Death Proceeds or the Certificate Value may be subject to federal estate tax. See "FEDERAL TAX CONSIDERATIONS -- Taxation of the Certificates."

A Certificate offered by this prospectus may be considered a "modified endowment contract" if it fails a "seven- pay" test. A Certificate fails to satisfy the seven-pay test if the cumulative premiums paid under the Certificate at any time during the first seven Certificate years exceeds the sum of the net level premiums that would have been paid, had the Certificate provided for paid-up future benefits after the payment of seven level premiums. If the Certificate is considered a modified endowment contract, all distributions (including Certificate loans, partial withdrawals, surrenders or assignments) will be taxed on an "income-first" basis. With certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see "FEDERAL TAX CONSIDERATIONS -- Modified Endowment Contracts."

                            ------------------------

The Certificate summarizes the provisions of the group policy under which it is issued, which has the purpose of providing insurance protection for the Beneficiary named therein. References to Certificate rights and features are intended to represent a Certificate Owner's rights and benefits under the group policy. This Summary is intended to provide only a very brief overview of the more significant aspects of the Certificate. Further detail is provided in this prospectus, the Certificate and the group policy. No claim is made that the Certificate is in any way similar or comparable to a systematic investment plan of a mutual fund.

                            PERFORMANCE INFORMATION

The Certificates were first offered to the public in 1996. However, the Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Underlying Funds have been in existence. The results for any period prior to the Certificates being offered will be calculated as if the Certificates had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in Table I) under a "representative" Certificate that is surrendered at the end of the applicable period. For more information on charges under the Certificates, see "CHARGES AND DEDUCTIONS."

In each Table below, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 1996. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

Performance information may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (iii) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

The Company may provide information on various topics of interest to Certificate Owners and prospective Certificate Owners in sales literature, periodic publications or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                        TABLE I: SUB-ACCOUNT PERFORMANCE
          NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE CERTIFICATE

The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Certificate charges (including surrender charges) for a representative Certificate. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Certificate is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Certificate at the end of the applicable period.

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/96


                                                                                              Years
                                                                              10 Years        Since
                                                    One-Year                  or Life      Inception*
                                                     Total          5         of Fund       (if less
Underlying Fund                                      Return       Years      (if less)      than 10)
Select International Equity Fund                   -  100.00%         N/A    -   71.72%         2.67
DGPF International Equity Series                   -  100.00%         N/A    -   15.73%         4.17
Fidelity VIP Overseas Portfolio                    -  100.00%   -   13.33%   -    2.18%         9.92
T. Rowe Price International Stock Portfolio        -  100.00%         N/A    -   46.42%         2.58
Select Aggressive Growth Fund                      -  100.00%         N/A    -    5.56%         4.36
Select Capital Appreciation Fund                   -  100.00%         N/A    -   59.92%         1.67
Small-Mid Cap Value Fund                           -  100.00%         N/A    -   18.87%         3.67
Select Growth Fund                                 -  100.00%         N/A    -   14.02%         4.36
Growth Fund                                        -  100.00%   -    8.92%        5.64%        10.00
Fidelity VIP Growth Portfolio                      -  100.00%   -    6.15%        6.04%        10.00
Equity Index Fund                                  -  100.00%   -    6.79%        2.08%         6.26
Select Growth and Income Fund                      -  100.00%         N/A    -   12.66%         4.36
Fidelity VIP Equity-Income Portfolio               -  100.00%   -    2.87%        4.49%        10.00
Fidelity VIP II Asset Manager Portfolio            -  100.00%   -   10.77%   -    1.93%         7.32
Fidelity VIP High Income Portfolio                 -  100.00%   -    6.38%        1.58%        10.00
Investment Grade Income Fund                       -  100.00%   -   15.62%   -    1.60%        10.00
Government Bond Fund                               -  100.00%   -   17.40%   -   14.43%         5.35
Money Market Fund                                  -  100.00%   -   19.27%   -    4.41%        10.00

INVESCO VIF Industrial Income                      -  100.00%         N/A    -   35.55%         2.42
INVESCO VIF Total Return                           -  100.00%         N/A    -   40.21%         2.59

* The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Small-Mid Cap Value; 5/01/94 for Select International Equity; 4/28/95 for Select Capital Appreciation; 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/06/89 for Fidelity VIP II Asset Manager; 10/29/92 for DGPF International Equity; and 3/31/94 for the T. Rowe Price International Stock; 8/10/94 for the INVESCO VIF Industrial Income and 6/2/94 for the INVESCO VIF Total Return.

                       TABLE II: SUB-ACCOUNT PERFORMANCE
          EXCLUDING MONTHLY CERTIFICATE CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses, all Sub-Account charges, and premium tax and expense charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CERTIFICATES OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually.

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/96

                                                                                              Years
                                                                              10 Years        Since
                                                    One-Year                  or Life      Inception*
                                                     Total          5         of Fund       (if less
Underlying Fund                                      Return       Years      (if less)      than 10)

Select International Equity Fund                       21.15%         N/A        12.94%         2.67
DGPF International Equity Series                       19.25%         N/A        11.72%         4.17
Fidelity VIP Overseas Portfolio                        12.41%        8.44%        7.18%         9.92
T. Rowe Price International Stock Portfolio            13.95%         N/A         9.22%         2.58
Select Aggressive Growth Fund                          17.78%         N/A        18.99%         4.36
Select Capital Appreciation Fund                        8.09%         N/A        27.50%         1.67
Small-Mid Cap Value Fund                               27.69%         N/A        14.11%         3.67
Select Growth Fund                                     21.23%         N/A        11.92%         4.36
Growth Fund                                            19.41%       12.07%       14.04%        10.00
Fidelity VIP Growth Portfolio                          13.96%       14.41%       14.06%        10.00
Equity Index Fund                                      21.50%       13.86%       16.99%         6.26
Select Growth and Income Fund                          20.47%         N/A        13.04%         4.36
Fidelity VIP Equity-Income Portfolio                   13.54%       17.21%       13.00%        10.00
Fidelity VIP II Asset Manager Portfolio                13.85%       10.54%       10.96%         7.32
Fidelity VIP High Income Portfolio                     13.29%       14.21%       10.40%        10.00
Investment Grade Income Fund                            2.89%        6.59%        7.60%        10.00
Government Bond Fund                                    2.84%        5.17%        6.21%         5.35
Money Market Fund                                       4.67%        3.70%        5.18%        10.00

INVESCO VIF Industrial Income                          21.48%         N/A        20.67%         2.42
INVESCO VIF Total Return                               11.45%         N/A        13.22%         2.59

* The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Small-Mid Cap Value; 5/01/94 for Select International Equity; 4/28/95 for Select Capital Appreciation; 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/06/89 for Fidelity VIP II Asset Manager; 10/29/92 for DGPF International Equity; and 3/31/94 for the T. Rowe Price International Stock; 8/10/94 for the INVESCO VIF Industrial Income and 6/2/94 for the INVESCO VIF Total Return.

          DESCRIPTION OF THE COMPANY, THE GROUP VEL ACCOUNT, ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE INTERNATIONAL SERIES, DELAWARE GROUP PREMIUM FUND, INC.,
                  AND INVESCO VARIABLE INVESTMENT FUNDS, INC.

THE COMPANY

The Company, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. Effective October 16, 1995, the Company converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office").

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

THE GROUP VEL ACCOUNT

The Group VEL Account was authorized by vote of the Board of Directors of the Company on June 13, 1996. The Group VEL Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the Group VEL Account or the Company by the Commission.

The assets used to fund the variable portion of the Certificates are set aside in the Group VEL Account and are kept separate and apart from the general assets of the Company. Under Massachusetts law, assets equal to the reserves and other liabilities of the Group VEL Account may not be charged with any liabilities arising out of any other business of the Company. The Group VEL Account currently has twenty Sub-Accounts. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust, the Variable Insurance Products Fund, the Variable Insurance Products Fund II, T. Rowe Price International Series, Inc., the Delaware Group Premium Fund, Inc. or the INVESCO Variable Investment Fund Inc. ("Underlying Investment Companies").

ALLMERICA INVESTMENT TRUST

Allmerica Investment Trust, formerly SMA Investment Trust (the "Trust") is an open-end, diversified, management investment company registered with the Commission under the 1940 Act. Such registration does not involve supervision by the Commission of the investments or investment policy of the Trust or its separate investment Funds.

The Trust was established as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by First Allmerica, the Company, or other affiliated insurance companies. Eleven investment portfolios of the Trust ("Funds") are available under the Certificates, each issuing a series of shares: the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small-Mid Cap Value Fund. The assets of each Fund are held separate from the assets of the other Funds. Each Fund operates as a separate investment vehicle and the income or losses of one Fund generally have no effect on the investment performance of another Fund. Shares of the Trust are not offered to the general public but solely to such separate accounts.

Allmerica Investment serves as investment adviser of the Trust and has entered into sub-advisory agreements with other investment managers ("Sub-Advisers") who manage the investments of the Funds. See "INVESTMENT ADVISORY SERVICES TO THE TRUST."

VARIABLE INSURANCE PRODUCTS FUND

Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981 and registered with the Commission under the 1940 Act. Four of its investment portfolios are available under the Certificates: the Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio.

Various Fidelity companies perform certain activities required to operate Fidelity VIP. FMR is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston MA. It is composed of a number of different companies, which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP as part of their operating expenses pay an investment management fee to FMR. See "INVESTMENT ADVISORY SERVICES TO FIDELITY VIP AND FIDELITY VIP II."

VARIABLE INSURANCE PRODUCTS FUND II

Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see "INVESTMENT ADVISORY SERVICES TO FIDELITY VIP AND FIDELITY VIP II"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988 and registered with the Commission under the 1940 Act. One of its investment portfolios is available under the
Certificates: the Fidelity VIP II Asset Manager Portfolio.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming") (See "INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE"), is an open-end, diversified, management investment company organized as a Maryland corporation in 1994 and registered with the Commission under the 1940 Act. One of its investment portfolios is available under the Certificates: the T. Rowe Price International Stock Portfolio.

DELAWARE GROUP PREMIUM FUND, INC.

Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified, management investment company registered with the Commission under the 1940 Act. DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance policies. One investment portfolio ("Series") is available under the Certificates, the International Equity Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). See "INVESTMENT ADVISORY SERVICES TO DGPF."

INVESCO VARIABLE INVESTMENT FUNDS, INC.

INVESCO Variable Investment Funds, Inc. ("INVESCO VIF") is an open-end, diversified, management investment company that was organized as a Maryland Corporation on August 19, 1993 and is registered with the Commission under the 1940 Act. INVESCO Funds Group, Inc. ("INVESCO") is the investment adviser of the Industrial Income Fund and the Total Return Fund, the only Funds of INVESCO VIF that are available under the Certificates. These two Funds are available only to employees of INVESCO and its affiliates.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. The Underlying Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The statements of additional information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

SELECT INTERNATIONAL EQUITY FUND -- The Select International Equity Fund of the Trust seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

DGPF INTERNATIONAL EQUITY SERIES -- The International Equity Series of DGPF seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

FIDELITY VIP OVERSEAS PORTFOLIO -- The Overseas Portfolio of Fidelity VIP seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- The T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

SELECT AGGRESSIVE GROWTH FUND -- The Select Aggressive Growth Fund of the Trust seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

SELECT CAPITAL APPRECIATION FUND -- The Select Capital Appreciation Fund of the Trust seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund invests primarily in common stock of industries and companies which are believed to be experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.

SMALL-MID CAP VALUE FUND -- The Small-Mid Cap Value Fund of the Trust seeks long-term growth by investing principally in a diversified portfolio of common stocks of small and mid-size companies whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

SELECT GROWTH FUND -- The Select Growth Fund of the Trust seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

GROWTH FUND -- The Growth Fund of the Trust is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Growth Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.

FIDELITY VIP GROWTH PORTFOLIO -- The Growth Portfolio of Fidelity VIP seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

EQUITY INDEX FUND -- The Equity Index Fund of the Trust seeks to provide investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks. Select Growth and Income Fund -- The Select Growth and Income Fund seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- The Equity-Income Portfolio of Fidelity VIP seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Portfolio may invest in high yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. See "Risks of Lower-Rated Debt Securities" in the Fidelity VIP prospectus.

FIDELITY VIP II ASSET MANAGER PORTFOLIO -- The Asset Manager Portfolio of Fidelity VIP II seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

FIDELITY VIP HIGH INCOME PORTFOLIO -- The High Income Portfolio of Fidelity VIP seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities often are considered to be speculative, and involve greater risk of default or price changes than securities assigned a high quality rating.

INVESTMENT GRADE INCOME FUND -- The Investment Grade Income Fund of the Trust is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.

GOVERNMENT BOND FUND -- The Government Bond Fund of the Trust has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

MONEY MARKET FUND -- The Money Market Fund of the Trust is invested in a diversified portfolio of high-quality, short-term money market instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

THE FOLLOWING FUNDS ARE AVAILABLE ONLY TO EMPLOYEES OF INVESCO AND ITS
AFFILIATES:

INDUSTRIAL INCOME FUND OF INVESCO VIF -- The Industrial Income Fund VIF seeks the best possible current income while following sound investment practices. Capital growth potential is an additional but secondary consideration in the selection of portfolio securities. The Industrial Income Fund Seeks to achieve its objective by investing in securities which will provide a relatively high yield and stable return and which, over a period of years, may also provide capital appreciation.

TOTAL RETURN FUND OF INVESCO VIF -- The Total Return Fund of INVESCO VIF seeks a high total return on investment through capital appreciation and current income by investing in a combination of equity securities (consisting of common stocks and, to a lesser degree, securities convertible into common stock) and fixed income securities.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF CERTAIN OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH WILL BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE, DGPF, AND INVESCO VIF ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Certificate Value in that Sub-Account, the Company will transfer it without charge on written request by you to another Sub-Account or to the General Account. The Company must receive your written request within sixty (60) days of the later of (1) the effective date of such change in the investment policy or (2) the receipt of the notice of your right to transfer. You may then change your premium and deduction allocation percentages.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY SERVICES TO THE TRUST

The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trust has entered into a Management Agreement with Allmerica Investment Management Company Inc. ("Allmerica Investment"), an indirect wholly-owned subsidiary of First Allmerica, to handle the day-to-day affairs of the Trust. Allmerica Investment, subject to review by the Trustees, is responsible for the general management of the Funds. Allmerica Investment also performs certain administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities, and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with Allmerica Investment.

Other than the expenses specifically assumed by Allmerica Investment under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933, other fees payable to the Commission, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commission, fees and expenses of the Trustees who are not affiliated with Allmerica Investment, expenses for proxies, prospectuses, and reports to shareholders, and other expenses.

Pursuant to the Management Agreement with the Trust, Allmerica Investment has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. The terms of a Sub-Adviser Agreement cannot be materially changed without the approval of a majority in interest of the shareholders of the affected Fund.

For providing its services under the Management Agreement, Allmerica Investment will receive a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:

Select International Equity Fund                      *                   1.00%

Select Aggressive Growth Fund                         *                   1.00%

Select Capital Appreciation Fund                      *                   1.00%

Small-Mid Cap Value Fund                      First $100 million          1.00%
                                              $100 - 250 million          0.85%
                                             $250 - $500 million          0.80%
                                             $500 - $750 million          0.75%
                                              Over $750 million           0.70%

Select Growth Fund                                    *                   0.85%

Growth Fund                                   First $50 million           0.60%
                                              $50 - 250 million           0.50%
                                              Over $250 million           0.35%

Equity Index Fund                             First $50 million           0.35%
                                              $50 - 250 million           0.30%
                                              Over $250 million           0.25%

Select Growth and Income Fund                         *                   0.75%

Investment Grade Income Fund                  First $50 million           0.50%
                                              $50 - 250 million           0.35%
                                              Over $250 million           0.25%

Government Bond Fund                                  *                   0.50%

Money Market Fund                             First $50 million           0.35%
                                              $50 - 250 million           0.25%
                                              Over $250 million           0.20%

*For the Government Bond Fund, Select International Equity Fund, Select
 Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, and Select Growth and Income Fund, each rate applicable to Allmerica Investment does not vary according to the level of assets in the Fund.

Allmerica Investment's fee computed for each Fund will be paid from the assets of such Fund. Allmerica Investment is solely responsible for the payment of all fees for investment management services to the Sub-Advisers, who will receive from Allmerica Investment a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:

                   Sub-Adviser                                    Fund                   Net Asset Value      Rate
--------------------------------------------------  ---------------------------------  --------------------  ------

Bank of Ireland Asset Management (U.S.) Limited     Select International Equity Fund    First $50 million     0.45%
                                                                                         Next $50 million     0.40%
                                                                                        Over $100 million     0.30%

Nicholas-Applegate Capital Management, L.P.         Select Aggressive Growth Fund               **            0.60%

Janus Capital Corporation                           Select Capital Appreciation Fund    First $100 million    0.60%
                                                                                        Over $100 million     0.55%

CRM Advisors, LLC                                   Small-Mid Cap Value Fund            First $100 million    0.60%
                                                                                        $100 - 250 million    0.50%
                                                                                       $250 - $500 million    0.40%
                                                                                       $500 - $750 million   0.375%
                                                                                        Over $750 million     0.35%

Putnam Investment Management, Inc.                  Select Growth Fund                  First $50 million     0.50%
                                                                                        $50 - 150 million     0.45%
                                                                                        $150 - 250 million    0.35%
                                                                                        $250 - 350 million    0.30%
                                                                                        Over $350 million     0.25%

Miller, Anderson & Sherrerd, LLP                    Growth Fund                                 *              *

Allmerica Asset Management, Inc.                    Equity Index Fund                           **            0.10%

John A. Levin & Co., Inc.                           Select Growth and Income Fund       First $100 million    0.40%
                                                                                        Next $200 million     0.25%
                                                                                        Over $300 million     0.30%

Allmerica Asset Management, Inc.                    Investment Grade Income Fund                **            0.20%

Allmerica Asset Management, Inc.                    Government Bond Fund                        **            0.20%

Allmerica Asset Management, Inc.                    Money Market Fund                           **            0.10%

                            ------------------------

 *Allmerica Investment will pay a fee to Miller, Anderson & Sherrerd, LLP based on the aggregate assets of the Growth Fund and certain other accounts of First Allmerica and its affiliates (collectively, the "Affiliated Accounts") which are managed by Miller, Anderson & Sherrerd LLP, under the following schedule:

   Aggregate Average Net
          Assets               Rate
---------------------------  ---------
     First $50 million          0.500%
     $50 - 100 million          0.375%
    $100 - 500 million          0.250%
    $500 - 850 million          0.200%
     Over $850 million          0.150%

**For the Investment Grade Income Fund, Money Market Fund, Equity Index Fund,
  Government Bond Fund, and Select Aggressive Growth Fund, each rate applicable to the Sub-Advisers does not vary according to the level of assets in the Fund.

The Prospectus of the Trust contains additional information concerning the Funds, including information concerning additional expenses paid by the Funds, and should be read in conjunction with this Prospectus.

INVESTMENT ADVISORY SERVICES TO FIDELITY VIP AND FIDELITY VIP II

For managing investments and business affairs, each Portfolio pays a monthly fee to FMR. The Prospectuses of Fidelity VIP and Fidelity VIP II contain additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

The Fidelity VIP High Income Portfolio pays a monthly fee to FMR at an annual fee rate made up of the sum of two components:

1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. On an annual basis this rate cannot rise above 0.37%, and drops as total assets in all these funds rise.

2. An individual fund fee rate of 0.45% of the Fidelity VIP High Income Portfolio's average net assets throughout the month. One-twelfth of the annual management fee rate is applied to net assets averaged over the most recent month, resulting in a dollar amount which is the management fee for that month.

The Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP Overseas and the Fidelity VIP II Asset Manager Portfolios' fee rates are each made of two components:

1. A group fee rate based on the monthly average net assets of all of the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets in all these mutual funds rise.

2. An individual Portfolio fee rate of 0.20% for the Fidelity VIP Equity-Income Portfolio, 0.30% for the Fidelity VIP Growth Portfolio, 0.45% for the Fidelity VIP Overseas Portfolio and 0.25% for the Fidelity VIP II Asset Manager Portfolio.

One-twelfth of the sum of these two rates is applied to the respective Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

Thus, the Fidelity VIP High Income Portfolio may have a fee of as high as 0.82% of its average net assets. The Fidelity VIP Equity-Income Portfolio may have a fee of as high as 0.72% of its average net assets. The Fidelity VIP Growth Portfolio may have a fee of as high as 0.82% of its average net assets. The Fidelity VIP Overseas Portfolio may have a fee of as high as 0.97% of its average net assets. The Fidelity VIP II Asset Manager Portfolio may have a fee of as high as 0.77% of its average net assets. The actual fee rate may be less depending on the total assets in the funds advised by FMR.

INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE

The Investment Adviser for the T. Rowe Price International Stock Portfolio is Rowe Price-Fleming International, Inc. ("Price-Fleming"). Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of America's largest international mutual fund asset managers with approximately $25 billion under management in its offices in Baltimore, London, Tokyo and Hong Kong. To cover investment management and operating expenses, the T. Rowe Price International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.

INVESTMENT ADVISORY SERVICES TO DGPF

Each Series of DGPF pays an investment adviser an annual fee for managing the portfolios and making the investment decisions for the Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). The annual fee paid by the International Equity Series to Delaware International is equal to 0.75% of the average daily net assets of the Series.

INVESTMENT ADVISORY SERVICES TO INVESCO VIF

INVESCO FUNDS GROUP, INC. ("INVESCO") is the investment adviser for INVESCO VIF, and is primarily responsible for providing various administration services and supervising daily business affairs. INVESCO Trust Company serves as sub-adviser to the Industrial Income Fund. INVESCO Capital Management, Inc. serves as sub-adviser to the Total Return Fund.

The Industrial Income Fund and the Total Return Fund each pay INVESCO a monthly fee equal to 0.75% annually of the first $500 million of the Fund's average daily net assets; 0.65% of the next $500 million of the Fund's average net assets and 0.55% of the Fund's average net assets in excess of $1 billion. The Prospectus of INVESCO VIF contains additional information concerning other expenses paid by the Funds.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Group VEL Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Certificate interest in a Sub-Account without notice to the Certificate Owner and prior approval of the Commission and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Group VEL Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Certificate Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Group VEL Account, each of which would invest in shares corresponding to a new Underlying Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required Commission approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Certificate Owners on a basis to be determined by the Company.

Shares of the Funds of the Trust are also issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the Portfolios of Fidelity VIP and Fidelity VIP II, the Portfolio of T. Rowe Price, the Series of DGPF, and the Funds of INVESCO VIF are also issued to variable annuity and variable life separate accounts of other unaffiliated insurance companies ("mixed and shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life contract owners or variable annuity contract owners. Although the Company and the Underlying Investment Companies do not currently foresee any such disadvantages to either variable life insurance contract owners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes are made, the Company may by appropriate endorsement change the Certificate to reflect the substitution or change and will notify Certificate Owners of all such changes. If the Company deems it to be in the best interest of Certificate Owners, and subject to any approvals that may be required under applicable law, the Group VEL Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Certificate Owners with Certificate Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Certificates, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions received from all persons with an interest in such Sub-Account furnishing instructions to the Company. The Company will also vote shares held in the Group VEL Account that it owns and which are not attributable to Certificates in the same proportion.

The number of votes which a Certificate Owner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Certificate Owner's Certificate Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as (1) to cause a change in the subclassification or investment objective of one or more of the Underlying Funds or (2) to approve or disapprove an investment advisory contract for the Underlying Funds. In addition, the Company may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter initiated by Certificate Owners or the Trustees. The Company's disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Underlying Funds. In the event the Company does disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Certificate Owners.

                                THE CERTIFICATE

ENROLLMENT FORM FOR A CERTIFICATE

Upon receipt at its Principal Office of a completed enrollment form from a prospective Certificate Owner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Certificate Owner before a determination of insurability can be made. A Certificate cannot be issued until this underwriting procedure has been completed. The Company reserves the right to reject an enrollment form which does not meet the Company's underwriting guidelines, but in underwriting insurance, the Company shall comply with all applicable federal and state prohibitions concerning unfair discrimination.

At the time of enrollment, the proposed insured will complete an enrollment form, which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the enrollment form are answered "No," the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed insured is in a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the enrollment form and medical examinations, if any, are completed. If the proposed insured cannot answer the eligibility questions "No" and if the proposed insured is not a standard risk, insurance coverage will begin only after the Company (1) approves the enrollment form, (2) the Certificate is delivered and accepted, and (3) the first premium is paid.

Pending completion of insurance underwriting and Certificate issuance procedures, any initial premiums will be held in the Company's General Account. If the enrollment form is approved and the Certificate is issued and accepted, the initial premium held in the General Account will be credited with interest not later than the date of receipt of the premium at the Company's Principal Office. IF A CERTIFICATE IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If your Certificate provides for a full refund of the initial payment under its "Right to Examine Certificate" provision as required in your state, all Certificate Value in the General Account that you initially designated to go to the Sub-Accounts will be transferred to the Sub-Account investing in the Money Market Fund of the Trust upon Issuance and Acceptance of the Certificate. All Certificate Value will be allocated as you have chosen not later than the expiration of the period during which you may exercise the "Right to Examine Certificate" provision. If the "Payor Provision" is in effect, (see "CERTIFICATE TERMINATION AND REINSTATEMENT -- Payor Provisions") Payor premiums which are not "excess premiums" will be transferred to the Monthly Deduction Sub-Account not later than 3 days after underwriting approval of the Certificate.

FREE LOOK PERIOD

The Certificate provides for an initial Free Look Period. You may cancel the Certificate by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of (a) 45 days after the enrollment form for the Certificate is signed, (b) 10 days (20 or 30 days if required in your state) after you receive the Certificate, or (c) 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you.

When you return the Certificate, the Company will mail within seven days a refund. (The refund of any premium paid by check may be delayed until the check has cleared your bank.) If your Certificate provides for a full refund of the initial premium under its "Right to Examine Certificate" provision as required in your state, your refund will be the greater of (a) your entire premium or (b) the Certificate Value plus deductions under the Certificate or by the Underlying Funds for taxes, charges or fees. If your Certificate does not provide for a full refund of the initial premium, you will receive the Certificate Value in the Group VEL Account, plus premiums paid, including fees and charges, minus the amounts allocated to the Group VEL Account, plus the fees and charges imposed on amounts in the Group VEL Account.

After an increase in Face Amount, a right to cancel the increase also applies. The Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of (a) 45 days after the enrollment form for the increase is signed,
(b) 10 days after you receive the new specification pages issued for the increase, or (c) 10 days (20 or 30 days if required in your state) after the Company mails or delivers a notice of withdrawal rights to you. Upon canceling the increase, you will receive a credit to your Certificate Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company will also waive any surrender charge calculated for the increase.

CONVERSION PRIVILEGES

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount, while the Certificate is in force, you may convert your Certificate without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Certificate Value in the Group VEL Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Certificate Value in the Group VEL Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same face amount, issue ages, dates of issue, and risk classifications as the original Certificate.

PREMIUM PAYMENTS

Premium Payments are payable to the Company, and may be mailed to the Principal Office or paid through an authorized agent of the Company. All premium payments after the initial premium payment are credited to the Group VEL Account or General Account as of date of receipt at the Principal Office.

You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Certificate to lapse. You may also make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below. Therefore, unlike conventional insurance policies, a Certificate does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule.

You may also elect to pay premiums by means of a monthly automatic payment ("MAP") procedure. Under a MAP procedure, amounts will be deducted each month, generally on the Monthly Processing Date, from your checking account and applied as a premium under a Certificate. The minimum payment permitted under MAP is $50.

Premiums are not limited as to frequency and number. However, no premium payment may be less than $100 without the Company's consent. Moreover, premium payments must be sufficient to cover the next Monthly Deduction plus loan interest accrued, or the Certificate may lapse. See "CERTIFICATE TERMINATION AND REINSTATEMENT."

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Certificate, if required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service rules. However, notwithstanding the current maximum premium limitations, the Company will accept a premium which is needed in order to prevent a lapse of the Certificate during a Certificate year. See "CERTIFICATE TERMINATION AND REINSTATEMENT."

ALLOCATION OF NET PREMIUMS

The Net Premium equals the premium paid less any premium expense charge. In the enrollment form for a Certificate, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Group VEL Account. You may allocate premiums to one or more Sub-Accounts, but may not have Certificate Value in more than seven Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%. You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. If allocation changes by telephone are elected by the Certificate Owner, a properly completed authorization form must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of a Certificate Owner identify themselves by name and identify the Certificate Owner by name, date of birth and social security number. All transfer instructions by telephone are tape recorded. An allocation change will be effective as of the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.

The Certificate Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Certificate Owners should periodically review their allocations of premiums and Certificate Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE

Subject to the Company's then current rules, you may at any time transfer the Certificate Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Certificate Value held in the General Account to secure a Certificate loan may not be transferred.

All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Certificate Value in the Account(s) next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone requests. As discussed in "THE CERTIFICATE -- Allocation of Net Premiums," a properly completed authorization form must be on file at the Principal Office before telephone requests will be honored.

Transfers involving the General Account are currently permitted only if:

(a) There has been at least a ninety (90) day period since the last transfer from the General Account; and

(b) The amount transferred from the General Account in each transfer does not exceed the lesser of 100,000 or 25% of the Accumulated Value under the Certificate.

These rules are subject to change by the Company.

DOLLAR COST AVERAGING AND AUTOMATIC REBALANCING OPTIONS

You may have automatic transfers of at least $100 each made on a periodic basis
(a) from the Sub-Accounts which invests in the Money Market Fund and Government Bond Fund of the Trust to one or more of the other Sub-Accounts ("Dollar Cost Averaging Option") or (b) to automatically reallocate Certificate value among the Sub-Accounts ("Automatic Rebalancing Option"). Automatic transfers may be made on a monthly, bimonthly, quarterly, semiannual or annual schedule. Generally, all transfers will be processed on the 15th of each scheduled month. However, if the 15th is not a business day or is the Monthly Processing Date, the automatic transfer will be processed on the next business day. The Dollar Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

The transfer privilege is subject to the consent of the Company. The Company reserves the right to impose limitations on transfers including, but not limited to: (1) the minimum amount that may be transferred, (2) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account, (3) the minimum period of time between transfers involving the General Account, and (4) the maximum amount that may be transferred each time from the General Account.

The first twelve transfers in a Certificate year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Certificate year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. The first automatic transfer counts as one transfer towards the twelve free transfers allowed in each Certificate year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Any transfers made with respect to a conversion privilege, Certificate loan or material change in investment policy will not count towards the twelve free transfers.

ELECTION OF DEATH BENEFIT OPTIONS

Federal tax law requires a minimum death benefit in relation to cash value for a Certificate to qualify as life insurance. Under current Federal tax law, either the Guideline Premium test or the Cash Value Accumulation test can be used to determine if a Certificate complies with the definition of "life insurance" in
Section 7702 of the Code. At the time of application, the Employer may elect either of the tests.

The Guideline Premium Test Limits the amount of premiums payable under a Certificate to a certain amount for an insured of a particular age and sex. Under the Guideline Premium test, the Certificate Owner may choose between Death Benefit Option 1 and Option 2, as described below. After issuance of the Certificate, the Certificate Owner may change the selection from Option 1 to Option 2 or vice versa. The Cash Value Accumulation Test requires that the Death Benefit must be sufficient so that the cash surrender value, as defined in
Section 7702, does not at any time exceed the net single premium required to fund the future benefits under the Certificate. If the Cash Value Accumulation test is chosen by the employer, ONLY Death Benefit Option 3 will apply. Death Benefits Option 1 and Option 2 are NOT available under the Cash Value Accumulation test.

GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

There are two main differences between the Guideline Premium test and the Cash Value Accumulation test. First, the Guideline Premium test limits the amount of premium that may be paid into a Certificate, while no such limits apply under the Cash Value Accumulation test. Second, the factors that determine the minimum Death Benefit relative to the Certificate Value are different. Required increases in the minimum Death Benefit due to growth in Certificate Value will generally be greater under the Cash Value Accumulation test than under the Guideline Premium test. APPLICANTS FOR A POLICY SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING A DEATH BENEFIT ELECTION.

OPTION 1 -- LEVEL DEATH BENEFIT

Under Option 1, the Death Benefit is equal to the greater of Face Amount or the Minimum Death Benefit, as set forth in the table below. Under Option 1, the Death Benefit will remain level unless the Minimum Death Benefit is greater than the Face Amount, in which case the Death Benefit will vary as the Certificate Value varies. Option 1 will offer the best opportunity for the Certificate Value under a Certificate to increase without increasing the death benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

OPTION 2 -- ADJUSTABLE DEATH BENEFIT

Under Option 2, the Death Benefit is equal to the greater of the Face Amount plus the Certificate Value or the Minimum Death Benefit, as set forth in the Table below. The Death Benefit will therefore vary as the Certificate Value changes, but will never be less than the Face Amount. Option 2 will offer the best opportunity for the Certificate Owner who would like to have an increasing death benefit as early as possible. The death benefit will increase whenever there is an increase in the Certificate Value and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount.

OPTION 3 -- LEVEL DEATH BENEFIT WITH CASH VALUE ACCUMULATION TEST

Under Option 3, the Death Benefit will equal the Face Amount, unless the Certificate Value, multiplied by the applicable Option 3 Death Benefit Factor, gives a higher Death Benefit. A complete list of Option 3 Death Benefit Factors is set forth in the Certificate. The applicable Death Benefit Factor depends upon the sex, risk classification, and then-attained age of the insured. The Death Benefit Factor decreases slightly from year to year as the attained age of the insured increases. Option 3 will offer the best opportunity for the Certificate Owner who is looking for an increasing death benefit in later Certificate years and/or would like to fund the Certificate at the "7-pay" limit for the full seven years. When the Certificate Value multiplied by the applicable Death Benefit Factor exceeds the Face Amount, the death benefit will increase whenever there is an increase in the Certificate Value and will decrease whenever there is a decrease in the Certificate Level, but will never go below the Face Amount. OPTION 3 MAY NOT BE AVAILABLE IN ALL STATES.

DEATH PROCEEDS

As long as the Certificate remains in force (see "CERTIFICATE TERMINATION AND REINSTATEMENT"), the Company will, upon due proof of the Insured's death, pay the Death Proceeds of the Certificate to the named Beneficiary. The Company will normally pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See "OTHER CERTIFICATE PROVISIONS -- Postponement of Payments." The Death Proceeds may be received by the Beneficiary in a lump sum or under one or more of the payment options the Company offers. See "APPENDIX B -- PAYMENT OPTIONS." The Death Proceeds payable depends on the current Face Amount and the Death Benefit Option that is in effect on the date of death. Prior to the Final Premium Payment Date, the Death Proceeds are: (a) The Death Benefit provided under Option 1, Option 2, or Option 3, whichever is in effect on the date of death; plus (b) any additional insurance on the Insured's life that is provided by rider; minus (c) any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies. After the Final Premium Payment Date, the Death Proceeds equal the surrender Value of the Certificate. The amount of Death Proceeds payable will be determined as of the date of the Company's receipt of due proof of the Insured's death.

MORE INFORMATION ABOUT DEATH BENEFIT OPTIONS 1 AND 2

If the Guideline Premium Test is chosen by the Employer, the Certificate Owner may choose between Death Benefit Option 1 or Option 2. The Certificate Owner may designate the desired Death Benefit Option in the enrollment form, and may change the option once per Certificate year by written request. There is no charge for a change in option.

MINIMUM DEATH BENEFIT UNDER OPTION 1 AND OPTION 2

The Minimum Death Benefit under Option 1 or Option 2 is equal to a percentage of the Certificate Value as set forth below. The Minimum Death Benefit is determined in accordance with the Code regulations to ensure that the Certificate qualifies as a life insurance contract and that the insurance proceeds may be excluded from the gross income of the Beneficiary.

                          MINIMUM DEATH BENEFIT TABLE
                            (OPTION 1 AND OPTION 2)

 Age of Insured                                   Percentage of
on Date of Death                                Certificate Value
----------------------------------------------  -----------------
    40 and under..............................           250%
    45........................................           215%
    50........................................           185%
    55........................................           150%
    60........................................           130%
    65........................................           120%
    70........................................           115%
    75........................................           105%
    80........................................           105%
    85........................................           105%
    90........................................           105%
    95 and above..............................           100%

For the Ages not listed, the progression between the listed Ages is linear.

For any Face Amount, the amount of the Death Benefit and thus the Death Proceeds will be greater under Option 2 than under Option 1, since the Certificate Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Certificate Value will accumulate will be slower, under Option 2 than under Option 1. See "CHARGES AND DEDUCTIONS -- Monthly Deduction From Certificate Value."

If you desire to have premium payments and investment performance reflected in the amount of the Death Benefit, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Certificate Value, you should select Option 1.

ILLUSTRATION OF OPTION 1 -- For purposes of this illustration, assume that the Insured is under the Age of 40, and that there is no outstanding Debt. Under Option 1, a Certificate with a $50,000 Face Amount will generally have a Death Benefit equal to $50,000. However, because the Death Benefit must be equal to or greater than 250% of Certificate Value, if at any time the Certificate Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. In this example, each additional dollar of Certificate Value above $20,000 will increase the Death Benefit by $2.50. For example, a Certificate with a Certificate Value of $35,000 will have a Minimum Death Benefit of $87,500 ($35,000 x 2.50); Certificate Value of $40,000 will produce a Minimum Death Benefit of $100,000 ($40,000 x 2.50); and Certificate Value of $50,000 will produce a Minimum Death Benefit of $125,000 ($50,000 x 2.50).

Similarly, so long as Certificate Value exceeds $20,000, each dollar taken out of Certificate Value will reduce the Death Benefit by $2.50. If, for example, the Certificate Value is reduced from $25,000 to $20,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Certificate Value multiplied by the applicable percentage is less than the Face Amount, the Death Benefit will equal the Face Amount of the Certificate.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Certificate Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Certificate Value would change the Death Benefit by $1.85.

ILLUSTRATION OF OPTION 2 -- For purposes of this illustration, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

Under Option 2, a Certificate with a Face Amount of $50,000 will generally produce a Death Benefit of $50,000 plus Certificate Value. For example, a Certificate with Certificate Value of $5,000 will produce a Death Benefit of $55,000 ($50,000 + $5,000); Certificate Value of $10,000 will produce a Death Benefit of $60,000 ($50,000 + $10,000); Certificate Value of $25,000 will produce a Death Benefit of $75,000 ($50,000 + $25,000). However, the Death Benefit must be at least 250% of the Certificate Value. Therefore, if the Certificate Value is greater than $33,333, 250% of that amount will be the Death Benefit, which will be greater than the Face Amount plus Certificate Value. In this example, each additional dollar of Certificate Value above $33,333 will increase the Death Benefit by $2.50. For example, if the Certificate Value is $35,000, the Minimum Death Benefit will be $87,500 ($35,000 x 2.50); Certificate Value of $40,000 will produce a Minimum Death Benefit of $100,000 ($40,000 x 2.50); and Certificate Value of $50,000 will produce a Minimum Death Benefit of $125,000 ($50,000 x 2.50).

Similarly, if Certificate Value exceeds $33,333, each dollar taken out of Certificate Value will reduce the Death Benefit by $2.50. If, for example, the Certificate Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000. If at any time, however, Certificate Value multiplied by the applicable percentage is less than the Face Amount plus Certificate Value, then the Death Benefit will be the current Face Amount plus Certificate Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Death Benefit must be at least
1.85 times the Certificate Value. The amount of the Death Benefit would be the sum of the Certificate Value plus $50,000 unless the Certificate Value exceeded $58,824 (rather than $33,333). Each dollar added to or subtracted from the Certificate would change the Death Benefit by $1.85.

The Death Benefit under Option 2 will always be the greater of the Face Amount plus Certificate Value or the Certificate Value multiplied by the applicable percentage.

CHANGE IN DEATH BENEFIT OPTION

Generally, if Death Benefit Option 1 or Option 2 is in effect, the Death Benefit Option in effect may be changed once each Certificate year by sending a written request for change to the Principal Office. Changing Death Benefit Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Processing Date on or following the date of receipt of the request. No charges will be imposed on changes in Death Benefit Options. IF OPTION 3 IS IN EFFECT, YOU MAY NOT CHANGE TO EITHER OPTION 1 OR OPTION 2.

If the Death Benefit Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Death Benefit which would have been payable under Option 2 on the effective date of the change (i.e. the Face Amount immediately prior to the change plus the Certificate Value on the date of the change). The amount of the Death Benefit will not be altered at the time of the change. However, the change in option will affect the determination of the Death Benefit from that point on, since the Certificate Value will no longer be added to the Face Amount in determining the Death Benefit; the Death Benefit will equal the new Face Amount (or, if higher, the Minimum Death Benefit). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Certificate Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Group VEL Account, changing the Death Benefit Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

If the Death Benefit Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Death Benefit less the Certificate Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Death Benefit at the time of the change, but will affect the determination of the Death Benefit from that point on. Because the Certificate Value will be added to the new specified Face Amount, the Death Benefit will vary with the Certificate Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Minimum Death Benefit is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Death Benefit Option. See "CHARGES AND DEDUCTIONS -- Monthly Deduction From Certificate Value."

A change in Death Benefit Option may result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Rules. In such event, the Company will pay the excess to the Certificate Owner. See "THE CERTIFICATE -- Premium Payments."

CHANGE IN FACE AMOUNT

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Certificate at any time by submitting a written request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Processing Date on or next following the date of receipt of the request at the Principal Office, or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES

Along with the written request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured is also required whenever the Face Amount is increased. A request for an increase in Face Amount may not be less than an amount determined by the Company. This amount varies by group but in no event will this amount exceed $10,000. You may not increase the Face Amount after the Insured reaches Age 80. An increase must be accompanied by an additional premium if the Certificate Value is less than $50 plus an amount equal to the sum of two Monthly Deductions. On the effective date of each increase in Face Amount, a transaction charge of $2.50 per $1,000 of increase up to $40, will be deducted from Certificate Value for administrative costs. The effective date of the increase will be the first Monthly Processing Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount will generally affect the Insurance Amount at Risk and may affect the portion of the Insurance Amount at Risk included in various Underwriting Classes (if more than one Underwriting Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge will also be calculated for the increase. See "CHARGES AND DEDUCTIONS -- Monthly Deduction From Certificate Value -- Surrender Charge."

After increasing the Face Amount, you will have the right (1) during a Free Look Period, to have the increase canceled and the charges which would not have been deducted but for the increase will be credited to the Certificate and (2) during the first 24 months following the increase, to transfer any or all Certificate Value to the General Account free of charge. See "THE CERTIFICATE -- Free Look Period -- Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES

The minimum amount for a decrease in Face Amount is $10,000. By current Company practice, the Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in Face Amount, the Certificate would not comply with the maximum premium limitation applicable under the Internal Revenue Service Rules, the decrease may be limited or Certificate Value may be returned to the Certificate Owner (at your election) to the extent necessary to meet the requirements. A return of Certificate Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Underwriting Classes, both of which may affect a Certificate Owner's monthly cost of insurance charges. See "CHARGES AND DEDUCTIONS -- Monthly Deduction From Certificate Value."

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the initial Face Amount. This order will also be used to determine whether a surrender charge will be deducted and in what amount. If the Face Amount is decreased while the "Payor Provisions" apply (see "CERTIFICATE TERMINATION AND REINSTATEMENT -- Termination"), the above order may be modified to determine the cost of insurance charge. You may then reduce or eliminate any Face Amount for which you are paying the insurance charges, on a last-in, first-out basis, before you reduce or eliminate amounts of insurance which are paid by the Payor.

If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Certificate Value. On the effective date of each decrease in Face Amount, a transaction charge of $2.50 per $1,000 of decrease, up to a maximum of $40, will be deducted from Certificate Value for administrative costs. You may specify one Sub-Account from which the transaction charge and, if applicable, any surrender charge will be deducted. If you do not specify a Sub-Account, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount of any surrender charge deducted. See "CHARGES AND DEDUCTIONS -- Surrender Charge."

CERTIFICATE VALUE AND SURRENDER VALUE

The Certificate Value is the total amount available for investment and is equal to the sum of the accumulation in the General Account and the value of the Units in the Sub-Accounts. The Certificate Value is used in determining the Surrender Value (the Certificate Value less any Debt and any surrender charge). See "THE CERTIFICATE -- Surrender." There is no guaranteed minimum Certificate Value. Because Certificate Value on any date depends upon a number of variables, it cannot be predetermined.

Certificate Value and Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Certificate.

CALCULATION OF CERTIFICATE VALUE

The Certificate Value is determined on the Date of Issue and on each Valuation Date. On the Date of Issue, the Certificate Value will be the Net Premiums received, plus any interest earned during the period when premiums are held in the General Account (before being transferred to the Group VEL Account; see "THE CERTIFICATE -- Enrollment Form For a Certificate") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Certificate Value will be:

(1) the sum of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of a Unit in that Sub-Account on that date by the number of such Units allocated to the Certificate; PLUS

(2) the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Certificate Value is determined by multiplying the number of Units in each Sub-Account by their value on the particular Valuation Date, adding the products, and adding accumulations in the General Account, if any.

THE UNIT

You allocate the Net Premiums among the Sub-Account(s). Allocations to the Sub-Accounts are credited to the Certificate in the form of Units. Units are credited separately for each Sub-Account.

The number of Units of each Sub-Account credited to the Certificate is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Unit as of the Valuation Date the payment is received at the Company's Principal Office. The number of Units will remain fixed unless changed by a subsequent split of Unit value, transfer, partial withdrawal or surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Units equal in value to the amount deducted.

The dollar value of a Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of a Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of a Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR

The net investment factor measures the investment performance of a Sub-Account of the Group VEL Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b), where

(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any; and

(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period.

The net investment factor may be greater or less than one. Therefore, the value of a Unit may increase or decrease. You bear the investment risk. Subject to applicable state and federal laws, the Company reserves the right to change the methodology used to determine the net investment factor.

Allocations to the General Account are not converted into Units, but are credited interest at a rate periodically set by the Company. See "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

PAYMENT OPTIONS

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the payment options then offered by the Company. These payment options are also available at the Final Premium Payment Date and if the Certificate is surrendered. If no election is made, the Company will pay the Death Proceeds in a single sum. See "APPENDIX B -- PAYMENT OPTIONS."

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the optional insurance benefits described in "APPENDIX A -- OPTIONAL BENEFITS" may be added to a Certificate by rider. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. See "CHARGES AND DEDUCTIONS -- Monthly Deduction From Certificate Value."

SURRENDER

You may at any time surrender the Certificate and receive its Surrender Value. The Surrender Value is the Certificate Value, less Debt and applicable surrender charges. The Surrender Value will be calculated as of the Valuation Date on which a written request for surrender and the Certificate are received at the Principal Office. A surrender charge may be deducted when a Certificate is surrendered if less than 15 full Certificate years have elapsed from the Date of Issue of the Certificate or from the effective date of any increase in Face Amount. See "CHARGES AND DEDUCTIONS -- Surrender Charge."

The proceeds on surrender may be paid in a single lump sum or under one of the payment options the Company offers. See "APPENDIX B -- PAYMENT OPTIONS." The Company will normally pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in "OTHER CERTIFICATE PROVISIONS -- Postponement of Payments."

For important tax considerations which may result from surrender see "FEDERAL TAX CONSIDERATIONS."

PAID-UP INSURANCE OPTION

On written request, you may elect life insurance coverage, usually for a reduced amount, for the life of the Insured with no further premiums due. The Paid-Up Insurance will be the amount, up to the face amount of the Policy, that the Surrender Value can purchase for a net single premium at the Insured's age and underwriting class on the date this option is elected. If the surrender value exceeds the net single premium, we will pay the excess to you. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING CERTIFICATE OWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

- As described above, the paid-up insurance benefit will be computed differently from the net death benefit and the death benefit options will not apply

- We will not allow transfers of Certificate Value from the fixed account back to the Group VEL Account

- You may not make further payments

- You may not increase or decrease the Face Amount or make partial withdrawals

- Riders will continue only with our consent

You may, after electing Paid-Up Insurance, surrender the Certificate for its net cash value. The guaranteed cash value is the net single premium for the Paid-Up Insurance at the Insured's attained age. The net cash value is the cash valueless any outstanding loan. We will transfer the Certificate Value in the Group VEL Account to the fixed account on the date we receive written request to elect the option.

On election of Paid-Up Insurance, the Certificate often will become a modified endowment contract. If a Certificate becomes a modified endowment contract, Certificate loans, partial withdrawals or surrender will receive unfavorable federal tax treatment. See "FEDERAL TAX CONSIDERATIONS -- Modified Endowment Contracts."

PARTIAL WITHDRAWAL

Any time after the first Certificate year, you may withdraw a portion of the Surrender Value of your Certificate, subject to the limits stated below, upon written request filed at the Principal Office. The written request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A partial withdrawal from a Sub-Account will result in the cancellation of the number of Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under "CHARGES AND DEDUCTIONS -- Charges on Partial Withdrawal." The Company will normally pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in "OTHER CERTIFICATE PROVISIONS -- Postponement of Payments." For important tax consequences which may result from partial withdrawals, see "FEDERAL TAX CONSIDERATIONS."

                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Certificate to compensate the Company for providing the insurance benefits set forth in the Certificate and any additional benefits added by rider, administering the Certificate, incurring distribution expenses, and assuming certain risks in connection with the Certificates. Each of the charges identified as an administrative charge is intended to reimburse the Company for actual administrative costs incurred, and is not intended to result in a profit to the Company.

Certain of the charges and deductions described below may be reduced for Certificates issued in connection with a specific group in accordance with the Company's rules in effect as of the date an enrollment form for a Certificate is approved. To qualify for such a reduction, a group must satisfy certain criteria as to, for example, size of the group, expected number of participants and anticipated premium payments from the group. Generally, the sales contacts and effort, administrative costs and mortality cost per Certificate vary based on such factors as the size of the group, the purposes for which Certificates are purchased and certain characteristics of the group's members. The amount of reduction and the criteria for qualification will reflect in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups. The Company may modify from time to time on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Certificate Owners and all other Certificate Owners funded by the Group VEL Account.

PREMIUM EXPENSE CHARGE

A charge may be deducted from each premium payment for state and local premium taxes paid by the Company. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The Company guarantees that the charge for premium taxes will not exceed 10%. The premium tax charge may change when either the applicable jurisdiction changes or the tax rate within the applicable jurisdiction changes. The Company should be notified of any change in address of the Insured as soon as possible.

Additional charges are made to compensate the Company for federal taxes imposed for deferred acquisition costs ("DAC taxes") and for sales expenses related to the Certificates. The DAC tax deduction may range from zero to 1% of premiums, depending on the group to which the Certificate is issued. The charge for sales expenses may range from zero to 5%. The sales charge may vary depending on the group to which the Certificates are issued, including average number of participants, average Face Amount of the Certificates, anticipated average annual premiums and the actual sales expense incurred by the Company.

MONTHLY DEDUCTION FROM CERTIFICATE VALUE

On the Date of Issue and each Monthly Processing Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deduction") will be deducted from the Certificate Value. The Monthly Deduction includes a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider and a charge for Certificate administrative expenses that may be up to $10, depending on the group to which the Certificate is issued. The Monthly Deduction may also include a charge for Group VEL administrative expenses and a charge for mortality and expense risks. The Group VEL administrative charge may continue for up to 10 Certificate years and may be up to 0.25% of Certificate Value in each Sub-Account, depending on the group to which the Certificate was issued. The mortality and expense risk charge may be up to 0.90% of Certificate Value in each Sub-Account. The Monthly Deduction on or following the effective date of a requested change in the Face Amount will also include a charge of $2.50 per $1,000 of increase or decrease, to a maximum of $40, for administrative costs associated with the change. See "THE CERTIFICATE -- Change In Face Amount."

You may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses and the charge for the cost of additional benefits provided by rider will be deducted. If the Payor Provision is in force, all cost of insurance charges and administrative charges will be deducted from the Monthly Deduction Sub-Account. If no allocation is specified, the Company will make a Pro-Rata Allocation.

The Group VEL administrative charge and the mortality and expense risk charge are assessed against each Sub-Account that generates a charge. In the event that a charge is greater than the value of the Sub-Account to which it relates on a Monthly Processing Date, the Company will make a Pro-Rata Allocation of the unpaid balance.

Monthly Deductions are made on the Date of Issue and on each Monthly Processing Date until the Final Premium Payment Date. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE

This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month and from group to group.

CALCULATION OF THE CHARGE

If Death Benefit Option 2 is in effect, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If Death Benefit Option 1 or Option 3 is in effect, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Certificate Value (minus charges for rider benefits) at the beginning of the Certificate month. Thus, the cost of insurance charge may be greater if Death Benefit Option 2 is in effect than if Death Benefit Option 1 or Option 3 is in effect, assuming the same Face Amount in each case and assuming that the Minimum Death Benefit is not in effect.

In other words, since the Death Benefit under Option 1 or Option 3 remains constant while the Death Benefit under Option 2 varies with the Certificate Value, any Certificate Value increases will reduce the insurance charge under Option 1 or Option 3, but not under Option 2.

If Death Benefit Option 2 is in effect, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Death Benefit Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in Face Amount. If Death Benefit Option 1 or Option 3 is in effect, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Certificate Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Certificate month.

If the Minimum Death Benefit is in effect under any Option, a monthly cost of insurance charge will also be calculated for that portion of the Death Benefit which exceeds the current Face Amount. This charge will be calculated by:

- multiplying the cost of insurance rate applicable to the initial Face Amount times the Minimum Death Benefit (Certificate Value times the applicable percentage), MINUS

  - the greater of the Face Amount or the Certificate Value under Death Benefit Option 1 or Option 3, or

  - the Face Amount plus the Certificate Value under Death Benefit Option 2.

When the Minimum Death Benefit is in effect, the cost under insurance charge for the initial Face Amount and for any increases will be calculated as set forth in the preceding two paragraphs.

The monthly cost of insurance charge will also be adjusted for any decreases in Face Amount. See "THE CERTIFICATE -- Change In Face Amount: Decreases."

COST OF INSURANCE RATES

This Certificate is sold to eligible individuals who are members of a non-qualified benefit plan having a minimum, depending on the group, of five or more members. A portion of the initial face amount may be issued on a guaranteed or simplified underwriting basis. The amount of this portion will be determined for each group, and may vary based on characteristics within the group.

The determination of the underwriting class for the guaranteed or simplified issue portion will, in part, be based on the type of group; the number of persons eligible to participate in the plan; expected percentage of eligible persons participating in the plan; and the amount of guaranteed or simplified underwriting insurance to be issued. Larger groups, higher participation rates and occupations with historically favorable mortality rates will generally result in the individuals within that group being placed in a more favorable underwriting class.

Cost of insurance rates are based on a blended unisex rate table, Age and Underwriting Class of the Insured at the Date of Issue, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less any debt and any partial withdrawals and withdrawal charges. For those Certificates issued on a unisex basis, sex-distinct rates do not apply. The cost of insurance rates are determined at the beginning of each Certificate year for the initial Face Amount. The cost of insurance rates for an increase in Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Certificate. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker or Non-smoker, for unisex Certificates) and the Insured's Age. The Tables used for this purpose may set forth different mortality estimates for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age and Underwriting Class whose Certificates have been in force for the same length of time.

The Underwriting Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Underwriting Classes, standard Underwriting Classes and substandard Underwriting Classes. In an otherwise identical Contract, an Insured in the preferred Underwriting Class will have a lower cost of insurance than an Insured in a standard Underwriting Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Underwriting Class with a higher mortality risk. The Underwriting Classes may be divided into two categories or aggregated: smokers and nonsmokers. Nonsmoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Underwriting Class. Any Insured with an Age at issuance under 18 will be classified initially as regular, unless substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a nonsmoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a nonsmoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in Face Amount. For each increase in Face Amount you request, at a time when the Insured is in a less favorable Underwriting Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Underwriting Class previously applicable. On the other hand, if the Insured's Underwriting Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY CERTIFICATE ADMINISTRATIVE CHARGE

Prior to the Final Premium Payment Date a monthly Certificate administrative charge of up to $10 per month, depending on the group to which the Certificate was issued, will be deducted from the Certificate Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Certificate and will compensate the Company for first year underwriting and other start-up expenses incurred in connection with the Certificate. These expenses include the cost of processing enrollment forms, conducting medical examinations, determining insurability and the Insured's Underwriting Class, and establishing Certificate records. The Company does not expect to derive a profit from these charges.

MONTHLY GROUP VEL ACCOUNT ADMINISTRATIVE CHARGE

The Company can make an administrative charge on an annual basis of up to 0.25% of the Certificate Value in each Sub-Account. The duration of this charge can be for up to 10 years. This charge is designed to reimburse the Company for the costs of administering the Group VEL Account and Sub-Accounts. The charge is not expected to be a source of profit. The administrative expenses assumed by the Company in connection with the Group VEL Account and Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

MONTHLY MORTALITY AND EXPENSE RISK CHARGE

The Company can make a mortality and expense risk charge on an annual basis of up to 0.90% of the Certificate Value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Certificates. The total charges may be different between groups and increased or decreased within a group, subject to compliance with applicable state and federal requirements, but may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will therefore pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Certificates will exceed the amounts realized from the administrative charges provided in the Certificates. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

CHARGES REFLECTED IN THE ASSETS OF THE GROUP VEL ACCOUNT

Because the Sub-Accounts purchase shares of the Underlying Investment Companies, the value of the Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Investment Companies. The prospectuses and Statements of Additional Information of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price, DGPF and INVESCO VIF contain additional information concerning such fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See "FEDERAL TAX CONSIDERATIONS." The imposition of such taxes would result in a reduction of the Certificate Value in the Sub-Accounts.

SURRENDER CHARGE

The Certificate may provide for a contingent surrender charge. A separate surrender charge, described in more detail below, may be calculated upon the issuance of the Certificate and for each increase in the Face Amount. The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Certificate. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Certificate, including agents' commissions, advertising and the printing of the prospectus and sales literature.

A surrender charge may be deducted if you request a full surrender of the Certificate or a decrease in Face Amount. The duration of the surrender charge may be up to 15 years from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Certificate is an amount up to the sum of (a) plus (b) where (a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums received up to the Guideline Annual Premium. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per thousand dollars of initial Face Amount, as indicated in "APPENDIX C -- CALCULATION OF MAXIMUM SURRENDER CHARGES." The maximum surrender charge remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

If you surrender the Certificate during the first two years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of initial Face Amount, as described above, but the deferred sales charge will not exceed 30% (less any premium expense charge not associated with state and local premium taxes) of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received in excess of one Guideline Annual Premium. See "APPENDIX C -- CALCULATION OF MAXIMUM SURRENDER CHARGES."

A separate surrender charge may apply to and is calculated for each increase in Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is up to the sum of (a) plus (b), where (a) is up to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per thousand dollars of increase, as indicated in "APPENDIX C -- CALCULATION OF MAXIMUM SURRENDER CHARGES." As is true for the initial Face Amount, (a) is a deferred administrative charge and (b) is a deferred sales charge.

The maximum surrender charge for the increase remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. During the first two Certificate years following an increase in Face Amount before making premium payments associated with the increase in Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of increase in Face Amount, as described above, but the deferred sales charge imposed will be less than the maximum described above. Upon such a surrender, the deferred sales charge will not exceed 30% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to one Guideline Annual Premium (for the increase), plus 9% of premiums associated with the increase in excess of one Guideline Annual Premium. See "APPENDIX C -- CALCULATION OF MAXIMUM SURRENDER CHARGES." The premiums associated with the increase are determined as described below. Additional premium payments may not be required to fund a requested increase in Face Amount.

Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of existing Certificate Value to the increase and to allocate subsequent premium payments between the initial Certificate and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Certificate Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Certificate Value associated with the increase will equal the portion of Certificate Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See "APPENDIX C -- CALCULATION OF MAXIMUM SURRENDER CHARGES," for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Certificate.

The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Certificate), the surrender charge will be applied in the following order: (1) the most recent increase; (2) the next most recent increases successively; and (3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

CHARGES ON PARTIAL WITHDRAWAL

After the first Certificate year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000. A transaction charge which is the smaller of 2% of the amount withdrawn or $25 will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge.

A partial withdrawal charge may also be deducted from Certificate Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Certificate Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Certificate year which were not subject to the Partial Withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. There will be no partial withdrawal charge if there is no surrender charge on the date of withdrawal (i.e., 15 years have passed from the Date of Issue and from the effective date of any increase in the Face Amount).

This right is not cumulative from Certificate year to Certificate year. For example, if only 8% of Certificate Value were withdrawn in Certificate year two, the amount you could withdraw in subsequent Certificate years would not be increased by the amount you did not withdraw in the second Certificate year.

The Certificate's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted, by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

- first, the surrender charge for the most recent increase in Face Amount;

- second, the surrender charge for the next most recent increase successively;

- last, the surrender charge for the initial Face Amount.

See "APPENDIX C -- CALCULATION OF MAXIMUM SURRENDER CHARGES" for an example illustrating the calculation of the charges on partial withdrawal and their impact on the surrender charge(s).

TRANSFER CHARGES

The first twelve transfers in a Certificate year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it will never exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Certificate Year. See "THE CERTIFICATE -- Transfer Privilege."

You may have automatic transfers of at least $100 made on a periodic basis, every 1, 2 or 3 months (a) from the Sub-Accounts which invest in the Money Market Fund and Government Bond Fund of the Trust, respectively, to one or more of the other Sub-Accounts or (b) to reallocate Certificate Value among the Sub-Accounts. The first automatic transfer counts as one transfer towards the twelve free transfers allowed in each Certificate year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege, or reallocate Certificate Value within 20 days of the Date of Issue of the Certificate, any resulting transfer of Certificate Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the twelve free transfers in a Certificate year. See "THE CERTIFICATE -- Conversion Privileges" and "CERTIFICATE LOANS."

CHARGE FOR CHANGE IN FACE AMOUNT

For each increase or decrease in Face Amount you request, a transaction charge of $2.50 per $1,000 of increase or decrease, to a maximum of $40, will be deducted from Certificate Value to reimburse the Company for administrative costs associated with the change. This charge is guaranteed not to increase and the Company does not expect to make a profit on this charge.

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. No such charges are currently imposed and any such charge is guaranteed not to exceed $25.

                               CERTIFICATE LOANS

Loans may be obtained by request to the Company on the sole security of this Certificate. The total amount which may be borrowed is the Loan Value. In the first Certificate year, the Loan Value is 75% of Certificate Value reduced by applicable surrender charges as well as Monthly Deductions and interest on Debt to the end of the Certificate year. The Loan Value in the second Certificate year and thereafter is 90% of an amount equal to Certificate Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan. The loan amount will normally be paid within seven days after the Company receives the loan request at its Principal Office, but the Company may delay payments under certain circumstances. See "OTHER CERTIFICATE PROVISIONS -- Postponement of Payments."

A Certificate loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. Certificate Value in each Sub-Account equal to the Certificate loan allocated to such Sub-Account will be transferred to the General Account, and the number of Units equal to the Certificate Value so transferred will be canceled. This will reduce the Certificate Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

As long as the Certificate is in force, Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year (7.5% for preferred loans). NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH CERTIFICATE VALUE.

PREFERRED LOAN OPTION

A preferred loan option is available under the Certificates. The preferred loan option will be available upon written request. It may be revoked by you at any time. If this option has been selected, after the tenth certificate anniversary Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. Our current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see "FEDERAL TAX CONSIDERATIONS"). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

LOAN INTEREST CHARGED

Interest accrues daily and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Certificate year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and bear interest at the same rate. After the due and unpaid interest is added to loan amount, if the new loan amount exceeds the Certificate Value in the General Account, the Company will transfer Certificate Value equal to that excess loan amount from the Certificate Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Certificate Value in each Sub-Account bears to the total Certificate Value in all Sub-Accounts.

REPAYMENT OF DEBT

Loans may be repaid at any time prior to the lapse of the Certificate. Upon repayment of Debt, the portion of the Certificate Value that is in the General Account securing the Debt repaid will be allocated to the various Accounts and increase the Certificate Value in such accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Certificate Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Group VEL Account cannot exceed Certificate Value previously transferred from the Group VEL Account to secure the Debt.

If Debt exceeds the Certificate Value less the surrender charge, the Certificate will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Certificate will terminate with no value. See "CERTIFICATE TERMINATION AND REINSTATEMENT."

EFFECT OF CERTIFICATE LOANS

Although Certificate loans may be repaid at any time prior to the lapse of the Certificate, Certificate loans will permanently affect the Certificate Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Certificate Value in the General Account attributable to the loan.

Moreover, outstanding Certificate loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender.

                   CERTIFICATE TERMINATION AND REINSTATEMENT

TERMINATION

The failure to make premium payments will not cause the Certificate to lapse unless:

- the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

- if Debt exceeds the Certificate Value.

If one of these situations occurs, the Certificate will be in default. You will then have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Certificate. If the Insured dies during the grace period, the Death Proceeds will still be payable, but any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies and any other overdue charges will be deducted from the Death Proceeds.

PAYOR PROVISIONS

Subject to approval in the state in which your Certificate was issued, if you name a "Payor" in your enrollment form supplement, the following "Payor Provisions" will apply:

The Payor may designate what portion, if any, of each payment of a premium is "excess premium." You may allocate the excess premium among General Account and Sub-Accounts. The remaining Payor's premium which is not excess premium ("Payor's premium") will automatically be allocated to the Monthly Deduction Sub-Account, from which the Monthly Deduction charges will be made. Payor premiums are initially held in the General Account, and will be transferred to the Monthly Deduction Sub-Account not later than 3 days after underwriting approval of the Certificate. No Certificate loans, partial withdrawals or transfers may be made from the amount in the Monthly Deduction Sub-Account attributable to Payor's premiums.

If the amount in the Monthly Deduction Sub-Account attributable to Payor's premiums is insufficient to cover the next Monthly Deduction, the Company will send to the Payor a notice of the due date and amount of premium which is due. The premium may be paid during a grace period of 62 days, beginning on the premium due date. If the necessary premium is not received by the Company within 31 days of the end of the grace period, a second notice will be sent to the Payor. A 31-day grace period notice at this time will also be sent to you if your Certificate Value is insufficient to cover the Monthly Deductions then due.

If the amount in Monthly Deduction Sub-Account attributable to Payor premiums is insufficient to cover the Monthly Deductions due at the end of the grace period, the balance of such Monthly Deductions will be withdrawn on a Pro-Rata Allocation from the Certificate Value, if any, in the General Account and the Sub-Accounts.

A lapse occurs if the Certificate Value is insufficient, at the end of the grace period, to pay the Monthly Deductions which are due. The Certificate terminates on the date of lapse. Any death benefit payable during the grace period will be reduced by any overdue charges.

The above Payor Provisions, if applicable, are in lieu of the grace-period notice and default provisions applicable when the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued. However, they do not apply if Debt exceeds the Certificate Value. See the discussion under "Termination," above. You or the Payor may upon written request discontinue the above Payor Provisions. If the Payor makes a written request to discontinue the Payor Provisions, we will send you a notice of the discontinuance to your last known address.

REINSTATEMENT

If the Certificate has not been surrendered and the Insured is alive, the terminated Certificate may be reinstated anytime within 3 years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Processing Date following the date you submit the following to the Company:

- a written enrollment form for reinstatement,

- Evidence of Insurability; and

- a premium that, after the deduction of the premium expense charge, is large enough to cover the Monthly Deductions for the three-month period beginning on the date of reinstatement.

SURRENDER CHARGE

The surrender charge on the date of reinstatement is the surrender charge which should have been in effect had the Certificate remained in force from the Date of Issue.

CERTIFICATE VALUE ON REINSTATEMENT

The Certificate Value on the date of reinstatement is:

- the Net Premium paid to reinstate the Certificate increased by interest from the date the payment was received at the Company's Principal Office; PLUS

- an amount equal to the Certificate Value less Debt on the date of default;
  MINUS

- the Monthly Deduction due on the date of reinstatement. You may reinstate any Debt outstanding on the date of default or foreclosure.

                          OTHER CERTIFICATE PROVISIONS

CERTIFICATE OWNER

The Certificate Owner is the Insured unless another Certificate Owner has been named in the enrollment form for the Certificate. The Certificate Owner is generally entitled to exercise all rights under a Certificate while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Certificate, the Beneficiary has no rights in the Certificate before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the owner (or the owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionately.

ASSIGNMENT

The owner may assign a Certificate as collateral or make an absolute assignment of the Certificate. All rights under the Certificate will be transferred to the extent of the assignee's interest. The Consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Certificate. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Company's Principal Office. When recorded, the assignment will take effect as of the date the written request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

THE FOLLOWING CERTIFICATE PROVISIONS MAY VARY BY STATE:

INCONTESTABILITY

The Company will not contest the validity of a Certificate after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any rider or any increase in the Face Amount after such rider or increase has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Certificate, without interest, less any outstanding Debt and less any partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Death Benefit, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE

If the Insured's Age as stated in the enrollment form for a Certificate is not correct, benefits under a Certificate will be adjusted to reflect the correct Age, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age. In no event will the Death Benefit be reduced to less than the Minimum Death Benefit.

POSTPONEMENT OF PAYMENTS

Payments of any amount due from the Group VEL Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Certificate loan and transfers may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC or (ii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Group VEL Account's net assets. Payments under the Certificate of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal, or death of the Insured, as well as payments of Certificate loans and transfers from the General Account, for a period not to exceed six months.

                        DIRECTORS AND PRINCIPAL OFFICERS

            NAME AND POSITION                       PRINCIPAL OCCUPATION(S) DURING
              WITH COMPANY                                  PAST FIVE YEARS
-----------------------------------------  -------------------------------------------------
Bruce C. Anderson                          Director of First Allmerica since 1996; Vice
 Director                                   President, First Allmerica

Abigail M. Armstrong                       Secretary of First Allmerica since 1996; Counsel,
 Secretary and Counsel                      First Allmerica

John P. Kavanaugh                          Director and Chief Investment Officer of First
 Director, Vice President and Chief         Allmerica since 1996; Vice President, First
 Investment Officer                         Allmerica since 1991

John F. Kelly                              Director of First Allmerica since 1996; Senior
 Director                                   Vice President, General Counsel and Assistant
                                            Secretary, First Allmerica

J. Barry May                               Director of First Allmerica since 1996; Director
 Director                                   and President, The Hanover Insurance Company
                                            since 1996; Vice President, The Hanover
                                            Insurance Company, 1993 to 1996

James R. McAuliffe                         Director of First Allmerica since 1996; President
 Director                                   and CEO, Citizens Insurance Company of America
                                            since 1994; Vice President 1982 to 1994 and
                                            Chief Investment Officer, First Allmerica 1986
                                            to 1994

John F. O'Brien                            Director, Chairman of the Board, President and
 Director, Chairman of the Board,           Chief Executive Officer, First Allmerica since
 President and Chief Executive Officer      1989

Edward J. Parry, III                       Director and Chief Financial Officer of First
 Director, Vice President, Chief            Allmerica since 1996; Vice President and
 Financial Officer and Treasurer            Treasurer, First Allmerica since 1993

Richard M. Reilly                          Director of First Allmerica since 1996; Vice
 Director and Vice President                President, First Allmerica since 1990; Director,
                                            Allmerica Investments, Inc. since 1990; Director
                                            and President, Allmerica Investment Management
                                            Company, Inc. since 1990

Larry C. Renfro                            Director of First Allmerica since 1996; Vice
 Director and Vice President                President, First Allmerica since 1990

Eric A. Simonsen                           Director of First Allmerica since 1996; Vice
 Director and Vice President                President, First Allmerica since 1990; Chief
                                            Financial Officer, First Allmerica 1990 to 1996

Phillip E. Soule                           Director of First Allmerica since 1996; Vice
 Director                                   President, First Allmerica

                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect subsidiary of First Allmerica, acts as the principal underwriter of the Certificates pursuant to a Sales and Administrative Services Agreement with the Company and the Group VEL Account. Allmerica Investments, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. The Certificates are sold by agents of the Company who are registered representatives of Allmerica Investments, Inc. or of independent broker-dealers.

The Company pays commissions to broker-dealers which sell the Certificates based on a commission schedule. After issue of the Certificate or an increase in Face Amount, commissions may be up to 25% of the first year premiums up to a basic premium amount established by the Company. Thereafter, commissions may be up to 10% of any additional premiums. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives may also be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 2.5% of first year or 4% of renewal premiums. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Certificates. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to the Certificate Owners or to the Group VEL Account. Any surrender charge assessed on a Certificate will be retained by the Company except for amounts it may pay to Allmerica Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.

                                    SERVICES

The Company receives fees from the investment advisers or other service providers of certain Underlying Funds in return for providing certain services to Policyowners. Currently, the Company receives service fees with respect to the Fidelity VIP Overseas Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio, and Fidelity VIP II Asset Manager Portfolio, at an annual rate of 0.10% of the aggregate net asset value, respectively, of the shares of such Underlying Funds held by the Group VEL Account. With respect to the T. Rowe Price International Stock Portfolio, the Company receives service fees at an annual rate of 0.15% per annum of the aggregate net asset value of shares held by the Group VEL Account. The Company may in the future render services for which it will receive compensation from the investment advisers or other service providers of other Underlying Funds.

                                    REPORTS

The Company will maintain the records relating to the Group VEL Account. You will be promptly sent statements of significant transactions such as premium payments (other than payments made pursuant to the MAP procedure), changes in specified Face Amount, changes in Death Benefit Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement. An annual statement will also be sent to you. The annual statement will summarize all of the above transactions and deductions of charges during the Certificate year. It will also set forth the status of the Death Proceeds, Certificate Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Certificate loan(s).

In addition, you will be sent periodic reports containing financial statements and other information for the Group VEL Account and the Underlying Investment Companies as required by the 1940 Act.

                               LEGAL PROCEEDINGS

There are no legal proceedings pending to which the Group VEL Account is a party, or to which the assets of the Group VEL Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Group VEL Account.

                              FURTHER INFORMATION

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the Commission. Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the Commission. Statements contained in this prospectus concerning the Certificate and other legal documents are summaries. The complete documents and omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the Commission's prescribed fees.

                            INDEPENDENT ACCOUNTANTS

The financial statements of the Company as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 and the financial statements of the Group VEL Account of the Company at December 31, 1996 and for the periods indicated included in this Prospectus constituting part of the Registration Statement, have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Certificates.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Certificate, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Certificates. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the Internal Revenue Service (IRS). Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Certificates is not exhaustive, does not purport to cover all situations and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Certificate Owner is a corporation or the Trustee of an employee benefit plan. A qualified tax adviser should always be consulted with regard to the enrollment form of law to individual circumstances.

THE COMPANY AND THE GROUP VEL ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code of 1986 and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Group VEL Account. Based on these expectations, no charge is made for federal income taxes which may be attributable to the Group VEL Account.

The Company will review periodically the question of a charge to the Group VEL Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Group VEL Account.

Under current laws the Company may also incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Group VEL Account.

TAXATION OF THE CERTIFICATES

The Company believes that the Certificates described in this prospectus will be considered life insurance contracts under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Certificate Value to the Insurance Amount at Risk. As a result, the Death Proceeds payable are excludable from the gross income of the Beneficiary. Moreover, any increase in Certificate Value is not taxable until received by the Certificate Owner or the Certificate Owner's designee. See "MODIFIED ENDOWMENT CONTRACTS."

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance Certificate for tax purposes. Although the Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Certificate Owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Certificates may need to be modified to comply with such regulations. For these reasons, the Certificates or the Company's administrative rules may be modified as necessary to prevent a Certificate Owner from being considered the owner of the assets of the Group VEL Account.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Death Benefit Option, change in the Face Amount, lapse with Certificate loan outstanding, or assignment of the Certificate may have tax consequences. In particular, under specified conditions, a distribution under the Certificate during the first fifteen years from Date of Issue that reduces future benefits under the Certificate will be taxed to the Certificate Owner as ordinary income to the extent of any investment earnings in the Certificate. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each Insured, Certificate Owner, or Beneficiary.

POLICY LOANS

The Company believes that non-preferred loans received under a Certificate will be treated as indebtedness of the Certificate Owner for federal income tax purposes. Under current law, these loans will not constitute income for the Certificate Owner while the Certificate is in force. See "MODIFIED ENDOWMENT CONTRACTS." However, there is a risk that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event IRS guidelines are issued in the future, you may revoke your request for a preferred loan.

Section 264 of the Code restricts the deduction of interest on Certificate loans. Consumer interest paid on loans under a Certificate is not tax deductible. Generally, no tax deduction for interest is allowed on Certificate loans, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any policies covering the greater of (1) five individuals or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation or (b) 20 individuals.

MODIFIED ENDOWMENT CONTRACTS

The Technical and Miscellaneous Revenue Act of 1988 ("Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the Act, any life insurance Certificate, including a Certificate offered by this prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. A Certificate fails to satisfy the seven-pay test if the cumulative premiums paid under the Certificate at any time during the first seven Certificate years exceed the sum of the net level premiums that would have been paid, had the Certificate provided for paid-up future benefits after the payment of seven level premiums.

If a Certificate is considered a modified endowment contract, all distributions under the Certificate will be taxed on an "income first" basis. Most distributions received by a Certificate Owner directly or indirectly (including loans, withdrawals, partial surrenders, or the assignment or pledge of any portion of the value of the Certificate) will be includible in gross income to the extent that the cash Surrender Value of the Certificate exceeds the Certificate Owner's investment in the contract. Any additional amounts will be treated as a return of capital to the extent of the Certificate Owner's basis in the Certificate. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Certificate Owner during any 12-month period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Certificate is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Certificate does not satisfy the seven-pay test, the Company will notify the Certificate Owner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Certificate anniversary, or the Certificate will be permanently classified as a modified endowment contract.

                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Certificate Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account is not generally subject to regulation under the provisions of the Securities Act of 1933 or the Investment Company Act of 1940. Accordingly, the disclosures in this Section have not been reviewed by the Securities and Exchange Commission. Disclosures regarding the fixed portion of the Certificate and the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUE

The Company bears the full investment risk for amounts allocated to the General Account and guarantees that interest credited to each Certificate Owner's Certificate Value in the General Account will not be less than an annual rate of 4% ("Guaranteed Minimum Rate"). (Under a Certificate, the Guaranteed Minimum Rate may be higher than 4%.)

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of the Guaranteed Minimum Rate, and might not do so. However, the excess interest rate, if any, in effect on the date a premium is received at the Principal Office is guaranteed on that premium for one year, unless the Certificate Value associated with the premium becomes security for a Certificate loan. AFTER SUCH INITIAL ONE YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE CERTIFICATE VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE CERTIFICATE OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Certificate Value which is equal to Debt. However, such Certificate Value will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Processing Date, the Certificate Value in the General Account will be the amount of the Net Premiums allocated or Certificate Value transferred to the General Account, plus interest at the Guaranteed Minimum Rate, plus any excess interest which the Company credits, less the sum of all Certificate charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

THE CERTIFICATE

This prospectus describes certificates issued under a flexible premium variable life insurance Certificate and is generally intended to serve as a disclosure document only for the aspects of the Certificate relating to the Group VEL Account. For complete details regarding the General Account, see the Certificate itself.

TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND CERTIFICATE LOANS

If a Certificate is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, is imposed if such event occurs before the Certificate, or an increase in Face Amount, has been in force for 15 Certificate years. In the event of a decrease in Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Certificate. Partial withdrawals are made on a last-in/first-out basis from Certificate Value allocated to the General Account.

The first twelve transfers in a Certificate year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Certificate year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

Certificate loans may also be made from the Certificate Value in the General Account.

Transfers, surrenders, partial withdrawals, Death Proceeds and Certificate loans payable from the General Account may be delayed up to six months. However, if payment is delayed for 30 days or more, the Company will pay interest at least equal to an effective annual yield of 3% per year for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

                              FINANCIAL STATEMENTS

Financial Statements for the Company and the Group VEL Account are included in this prospectus beginning immediately after this section. The financial statements of the Company and the Group VEL Account should be considered only as bearing on the ability of the Company to meet its obligations under the Certificate. They should not be considered as bearing on the investment performance of the assets held in the Group VEL Account.

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1996

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company

    In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of shareholder's equity, and of cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company and its subsidiaries at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in the accompanying notes to the consolidated financial statements, the Company changed its method of accounting for investments
(Note 1) and postemployment benefits (Note 11) in 1994.
/s/ Price Waterhouse LLP

Price Waterhouse LLP
Boston, Massachusetts
February 3, 1997, except as to Notes 1 and 2, which are as of February 19, 1997

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                      1996        1995        1994
 -----------------------------------------------  ---------   ---------   ---------
 REVENUES
     Premiums...................................  $2,236.3    $2,222.8    $2,181.8
     Universal life and investment product
       policy fees..............................     197.2       172.4       156.8
     Net investment income......................     669.9       710.1       743.1
     Net realized investment gains..............      66.8        19.1         1.1
     Realized gain on sale of mutual fund
       processing business......................      --          20.7        --
     Other income...............................     102.7        95.4       112.3
                                                  ---------   ---------   ---------
         Total revenues.........................   3,272.9     3,240.5     3,195.1
                                                  ---------   ---------   ---------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................   1,957.0     2,010.3     2,047.0
     Policy acquisition expenses................     483.5       470.3       475.7
     Other operating expenses...................     483.2       455.0       518.9
                                                  ---------   ---------   ---------
         Total benefits, losses and expenses....   2,923.7     2,935.6     3,041.6
                                                  ---------   ---------   ---------
 Income before federal income taxes.............     349.2       304.9       153.5
                                                  ---------   ---------   ---------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................      96.8       119.7        45.4
     Deferred...................................     (15.7)      (37.0)        8.0
                                                  ---------   ---------   ---------
         Total federal income tax expense.......      81.1        82.7        53.4
                                                  ---------   ---------   ---------
 Income before minority interest, extraordinary
  item, and cumulative effect of accounting
  change........................................     268.1       222.2       100.1
 Minority interest..............................     (74.6)      (73.1)      (51.0)
                                                  ---------   ---------   ---------
 Income before extraordinary item and cumulative
  effect of accounting changes..................     193.5       149.1        49.1
 Extraordinary item -- demutualization
  expenses......................................      --         (12.1)       (9.2)
 Cumulative effect of changes in accounting
  principles....................................      --          --          (1.9)
                                                  ---------   ---------   ---------
 Net income.....................................  $  193.5    $  137.0    $   38.0
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31
 (IN MILLIONS)                                                1996         1995
 --------------------------------------------------------  ----------   ----------
 ASSETS
   Investments:
     Fixed maturities--at fair value (amortized cost of
      $7,279.1 and $7,467.9).............................  $ 7,461.5    $ 7,739.3
     Equity securities--at fair value (cost of $327.9 and
      $410.6)............................................      473.1        517.2
     Mortgage loans......................................      650.1        799.5
     Real estate.........................................      120.7        179.6
     Policy loans........................................      132.4        123.2
     Other long-term investments.........................      128.8         71.9
                                                           ----------   ----------
         Total investments...............................    8,966.6      9,430.7
                                                           ----------   ----------
   Cash and cash equivalents.............................      175.9        236.6
   Accrued investment income.............................      148.6        163.0
   Deferred policy acquisition costs.....................      822.7        735.7
                                                           ----------   ----------
   Reinsurance receivables:
     Future policy benefits..............................      102.8         97.1
     Outstanding claims, losses and loss adjustment
      expenses...........................................      663.8        799.6
     Unearned premiums...................................       46.2         43.8
     Other...............................................       62.8         58.9
                                                           ----------   ----------
         Total reinsurance receivables...................      875.6        999.4
                                                           ----------   ----------
   Deferred federal income taxes.........................       93.2         81.2
   Premiums, accounts and notes receivable...............      533.0        526.7
   Other assets..........................................      302.2        361.4
   Closed Block assets...................................      811.8        818.9
   Separate account assets...............................    6,233.0      4,348.8
                                                           ----------   ----------
         Total assets....................................  $18,962.6    $17,702.4
                                                           ----------   ----------
                                                           ----------   ----------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,613.7    $ 2,639.3
     Outstanding claims, losses and loss adjustment
      expenses...........................................    2,944.1      3,081.3
     Unearned premiums...................................      822.5        800.9
     Contractholder deposit funds and other policy
      liabilities........................................    2,060.4      2,737.4
                                                           ----------   ----------
         Total policy liabilities and accruals...........    8,440.7      9,258.9
                                                           ----------   ----------
   Expenses and taxes payable............................      615.3        600.3
   Reinsurance premiums payable..........................       31.4         42.0
   Short-term debt.......................................       38.4         28.0
   Deferred federal income taxes.........................       34.6         47.8
   Long-term debt........................................        2.7          2.8
   Closed Block liabilities..............................      892.1        902.0
   Separate account liabilities..........................    6,227.2      4,337.8
                                                           ----------   ----------
         Total liabilities...............................   16,282.4     15,219.6
                                                           ----------   ----------
   Minority interest.....................................      784.0        758.5
   Commitments and contingencies (Notes 14 and 19)
 SHAREHOLDER'S EQUITY
   Common stock, $10 par value, 1 million shares
     authorized, 500,000 shares issued and outstanding...        5.0          5.0
   Additional paid-in-capital............................      392.4        392.4
   Unrealized appreciation on investments, net...........      131.4        153.0
   Retained earnings.....................................    1,367.4      1,173.9
                                                           ----------   ----------
         Total shareholder's equity......................    1,896.2      1,724.3
                                                           ----------   ----------
         Total liabilities and shareholder's equity......  $18,962.6    $17,702.4
                                                           ----------   ----------
                                                           ----------   ----------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                      1996        1995        1994
 -----------------------------------------------  ---------   ---------   ---------
 COMMON STOCK
     Balance at beginning of year...............  $    5.0    $   --      $   --
     Demutualization transaction................      --           5.0        --
                                                  ---------   ---------   ---------
     Balance at end of year.....................       5.0         5.0        --
                                                  ---------   ---------   ---------
 ADDITIONAL PAID-IN-CAPITAL
     Balance at beginning of year...............     392.4        --          --
     Contributed from parent....................      --         392.4        --
                                                  ---------   ---------   ---------
     Balance at end of year.....................     392.4       392.4        --
                                                  ---------   ---------   ---------
 RETAINED EARNINGS
     Balance at beginning of year...............   1,173.9     1,071.4     1,033.4
     Net income prior to demutualization........      --          93.2        38.0
                                                  ---------   ---------   ---------
                                                   1,173.9     1,164.6     1,071.4
     Demutualization transaction................      --         (34.5)       --
     Net income subsequent to demutualization...     193.5        43.8        --
                                                  ---------   ---------   ---------
     Balance at end of year.....................   1,367.4     1,173.9     1,071.4
                                                  ---------   ---------   ---------
 NET UNREALIZED APPRECIATION (DEPRECIATION) ON
  INVESTMENTS
     Balance at beginning of year...............     153.0       (79.0)       17.5
                                                  ---------   ---------   ---------
     Cumulative effect of accounting change:
         Net appreciation on available-for-sale
           debt securities......................      --          --         296.1
         Provision for deferred federal income
           taxes and minority interest..........      --          --        (149.1)
                                                  ---------   ---------   ---------
                                                      --          --         147.0
                                                  ---------   ---------   ---------
     Effect of transfer of securities from
       held-to-maturity to available-for-sale:
         Net appreciation on available-for-sale
           debt securities......................      --          22.4        --
         Provision for deferred federal income
           taxes and minority interest..........      --          (9.6)       --
                                                  ---------   ---------   ---------
                                                      --          12.8        --
                                                  ---------   ---------   ---------
     Appreciation (depreciation) during the
       period:
         Net appreciation (depreciation) on
           available-for-sale securities........     (35.1)      466.0      (492.1)
         (Provision) benefit for deferred
           federal income taxes.................      11.8      (163.1)      171.9
         Minority interest......................       1.7       (83.7)       76.7
                                                  ---------   ---------   ---------
                                                     (21.6)      219.2      (243.5)
                                                  ---------   ---------   ---------
         Balance at end of year.................     131.4       153.0       (79.0)
                                                  ---------   ---------   ---------
             Total shareholder's equity.........  $1,896.2    $1,724.3    $  992.4
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                    1996         1995         1994
 --------------------------------------------  ----------   ----------   ----------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   193.5    $   137.0    $    38.0
     Adjustments to reconcile net income to
      net cash provided by operating
      activities:
         Minority interest...................       74.6         73.1         50.1
         Net realized gains..................      (66.8)       (39.8)        (1.1)
         Net amortization and depreciation...       44.7         57.7         45.9
         Deferred federal income taxes.......      (15.7)       (37.0)         8.0
         Change in deferred acquisition
         costs...............................      (73.9)       (38.4)       (34.6)
         Change in premiums and notes
         receivable, net of reinsurance
         payable.............................      (16.8)       (42.0)       (25.6)
         Change in accrued investment
         income..............................       16.7          7.0          4.6
         Change in policy liabilities and
         accruals, net.......................     (184.3)       116.2        175.9
         Change in reinsurance receivable....      123.8        (75.6)       (31.9)
         Change in expenses and taxes
         payable.............................       26.0          7.5         88.0
         Separate account activity, net......        5.2         (0.1)         0.4
         Other, net..........................       38.5        (33.8)        14.0
                                               ----------   ----------   ----------
             Net cash provided by operating
                activities...................      165.5        131.8        331.7
                                               ----------   ----------   ----------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
      of available-for-sale fixed
      maturities.............................    3,985.8      2,738.4      2,097.8
     Proceeds from disposals of
      held-to-maturity fixed maturities......       --          271.3        304.4
     Proceeds from disposals of equity
      securities.............................      228.7        120.0        143.9
     Proceeds from disposals of other
      investments............................       99.3         40.5         25.9
     Proceeds from mortgages matured or
      collected..............................      176.9        230.3        256.4
     Purchase of available-for-sale fixed
      maturities.............................   (3,771.1)    (3,273.3)    (2,150.1)
     Purchase of held-to-maturity fixed
      maturities.............................       --           --         (111.6)
     Purchase of equity securities...........      (90.9)      (254.0)      (172.2)
     Purchase of other investments...........     (168.0)       (24.8)       (26.6)
     Proceeds from sale of mutual fund
      processing business....................       --           32.9         --
     Capital expenditures....................      (12.8)       (14.1)       (43.1)
     Other investing activities, net.........        4.3          4.7          2.4
                                               ----------   ----------   ----------
             Net cash provided by (used in)
                provided by investing
                activities...................      452.2       (128.1)       327.2
                                               ----------   ----------   ----------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Deposits and interest credited to
      contractholder deposit funds...........      268.7        445.8        786.3
     Withdrawals from contractholder deposit
      funds..................................     (905.0)    (1,069.9)    (1,187.0)
     Change in short-term debt...............       10.4         (4.8)        (6.0)
     Change in long-term debt................       (0.1)         0.2          0.3
     Dividends paid to minority
      shareholders...........................       (3.9)        (4.1)        (4.2)
     Capital contributed from parent.........       --          392.4         --
     Payments for policyholders' membership
      interests..............................       --          (27.9)        --
     Subsidiary treasury stock purchased, at
      cost...................................      (42.0)       (20.9)        --
                                               ----------   ----------   ----------
             Net cash used in financing
                activities...................     (671.9)      (289.2)      (410.6)
                                               ----------   ----------   ----------
 Net change in cash and cash equivalents.....      (54.2)      (285.5)       248.3
 Net change in cash held in the Closed
  Block......................................       (6.5)       (17.6)        --
 Cash and cash equivalents, beginning of
  year.......................................      236.6        539.7        291.4
                                               ----------   ----------   ----------
 Cash and cash equivalents, end of year......  $   175.9    $   236.6    $   539.7
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $    18.6    $     4.1    $     4.3
     Income taxes paid.......................  $    72.0    $    90.6    $    46.1

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

    First Allmerica Financial Life Insurance Company ("FAFLIC", or the "Company", formerly State Mutual Life Assurance Company of America ["State Mutual"]) was organized as a mutual life insurance company until October 16, 1995. FAFLIC converted to a stock life insurance company pursuant to a plan of reorganization effective October 16, 1995 and became a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The consolidated financial statements have been prepared as if FAFLIC were organized as a stock life insurance company for all periods presented. Thus, generally accepted accounting principles for stock life insurance companies have been applied retroactively for all periods presented.

    The consolidated financial statements of FAFLIC include the accounts of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC", formerly SMA Life Assurance Company), its wholly owned life insurance subsidiary, non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries), and Allmerica Property and Casualty Companies, Inc. ("Allmerica P&C", a 59.5%-owned non-insurance holding company). The Closed Block assets and liabilities at December 31, 1996 and 1995, and its results of operations subsequent to demutualization are presented in the consolidated financial statements as single line items. Prior to demutualization such amounts are presented line by line in the consolidated financial statements (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements at December 31, 1996 and 1995, and the years then ended exclude the Closed Block related amounts. All significant intercompany accounts and transactions have been eliminated.

    Minority interest relates to the Company's investment in Allmerica P&C and its only significant subsidiary, The Hanover Insurance Company ("Hanover"). Hanover's 82.5%-owned subsidiary is Citizens Corporation, the holding company for Citizens Insurance Company of America ("Citizens"). Minority interest also includes an amount related to the minority interest in Citizens Corporation.

    On February 19, 1997, AFC announced a definitive merger agreement under which it would acquire, at consideration of $33.00 per share, all of the shares of Allmerica P&C currently held by the minority stockholders. Additional information pertaining to the merger agreement is included in Note 2, significant transactions.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  CLOSED BLOCK

    As of October 16, 1995, the Company established and began operating a closed block (the "Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts after the demutualization. Unless the Commissioner consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. On October 16, 1995, FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

    Although the assets and income allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets at October 16, 1995 measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

    If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at October 16, 1995, the expected income would be recognized in income for that period. Further, any excess of the actual income over the expected income would also be recognized in income to the extent that the aggregate expected income for all prior periods exceeded the aggregate actual income. Any remaining excess of actual income over expected income would be accrued as a liability for policyholder dividends in the Closed Block to be paid to the Closed Block policyholders. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined as of October 16, 1995.

    If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividends scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C.  VALUATION OF INVESTMENTS

    Effective January 1, 1994, the Company adopted the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS No. 115). SFAS No. 115 requires that investments be classified into one of three categories; held-to-maturity, available-for-sale, or trading.

    The effect of implementing SFAS No. 115, as of January 1, 1994, was an increase in the carrying value of fixed maturity investments of $335.3 million, a decrease in deferred policy acquisition costs of $20.8 million, an increase in policyholder liabilities of $18.4 million, a net increase in deferred income tax liabilities of $103.7 million, an increase in minority interest of $45.4 million and an increase in shareholder's equity of $147.0 million, which resulted from changing the carrying value of certain fixed maturities from amortized cost to fair value and related adjustments. The implementation had no effect on net income.

    In November 1995, the Financial Accounting Standards Board issued a Special Report, A GUIDE TO IMPLEMENTATION OF STATEMENT 115 ON ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, which permitted companies to reclassify securities, where appropriate, based on the new guidance. As a result, the Company transferred securities with amortized cost and fair value of $696.4 million and $725.6 million, respectively, from the held-to-maturity category to the available-for-sale category, which resulted in a net increase in shareholder's equity of $12.8 million.

    Realized gains and losses on sales of fixed maturities and equity securities are determined on the specific-identification basis using amortized cost for fixed maturities and cost for equity securities. Fixed maturities and equity securities with other than temporary declines in fair value are written down to estimated fair value resulting in the recognition of realized losses.

    Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In establishing reserves, management considers, among other things, the estimated fair value of the underlying collateral.

    Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

    Policy loans are carried principally at unpaid principal balances.

    Real estate that has been acquired through the foreclosure of mortgage loans is valued at the estimated fair value at the time of foreclosure. The Company considers several methods in determining fair value at foreclosure, using primarily third-party appraisals and discounted cash flow analyses. After foreclosure, the Company makes a determination as to whether the asset should be held for production of income or held for sale.

    Real estate investments held for the production of income and held for sale are carried at depreciated cost less valuation allowances, if necessary, to reduce the carrying value to fair value. Depreciation is generally calculated using the straight-line method.

    Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans and real estate are included in realized investment gains or losses.

D.  FINANCIAL INSTRUMENTS

    In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, and interest rate futures contracts. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

E.  CASH AND CASH EQUIVALENTS

    Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

F.  DEFERRED POLICY ACQUISITION COSTS

    Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty, group life and group health insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits over the expected life of the contracts using a revised interest rate applied to the remaining benefit period. Acquisition costs related to annuity and other life insurance businesses are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits. Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination.

    Although realization of deferred policy acquisition costs is not assured, management believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

G.  PROPERTY AND EQUIPMENT

    Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

H.  SEPARATE ACCOUNTS

    Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

I.  POLICY LIABILITIES AND ACCRUALS

    Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Estimated liabilities are established for group life and health policies that contain experience rating provisions. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

    Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made on property and casualty and health insurance for reported losses and estimates of losses incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

    Premiums for property and casualty, group life, and accident and health insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

    Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts, deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

    All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, management believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

J.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

    Premiums for individual life and health insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Property and casualty and group life, accident and health insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, and mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

K.  POLICYHOLDER DIVIDENDS

    Prior to demutualization, certain life, health and annuity insurance policies contained dividend payment provisions that enabled the policyholder to participate in the earnings of the Company. The amount of policyholders' dividends was determined annually by the Board of Directors. The aggregate amount of policyholders' dividends was related to the actual interest, mortality, morbidity and expense experience for the year and the Company's judgment as to the appropriate level of statutory surplus to be retained. Upon demutualization, certain participating individual life insurance policies and individual annuity and supplemental contracts were transferred to the Closed Block. The Closed Block was funded to protect the dividend expectations of such policies and contracts. Accordingly, these policies no longer participate in the earnings and surplus of the Open Block. Subsequent to demutualization, the Company ceased issuance of participating policies.

    Prior to demutualization, the participating life insurance in force was 16.2% of the face value of total life insurance in force at December 31, 1994. The premiums on participating life, health and annuity policies were 11.3% and 6.4% of total life, health and annuity statutory premiums prior to demutualization in 1995 and 1994, respectively. Total policyholders' dividends were $23.3 million and $32.8 million prior to demutualization in 1995 and 1994, respectively.

L.  FEDERAL INCOME TAXES

    AFC, FAFLIC, AFLIAC and FAFLIC's non-insurance domestic subsidiaries file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income. Allmerica P&C and its subsidiaries file a separate United States federal income tax return.

    Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS No. 109). These differences result primarily from loss reserves, policy acquisition expenses, and unrealized appreciation/depreciation on investments.

M.  NEW ACCOUNTING PRONOUNCEMENTS

    In March 1995, SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" was issued. This statement requires companies to write down to fair value long-lived assets whose carrying value is greater than the undiscounted cash flows of those assets. The statement also requires that long-lived assets of which management is committed to dispose, either by sale or abandonment, be valued at the lower of their carrying amount or fair value less costs to sell. This statement is effective for fiscal years beginning after December 15, 1995. The adoption of this statement has not had a material effect on the financial statements.

N.  RECLASSIFICATIONS

    Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

On February 19, 1997, AFC and Allmerica P&C entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which AFC will acquire all of the outstanding Common Stock, $1.00 par value per share, of Allmerica P&C that it does not already own for consideration consisting of $33.00 per share of Common Stock, subject to adjustment, payable in cash and shares of common stock, par value $0.01 per share, AFC (the "AFC Common Stock"). In addition, a shareholder of Allmerica P&C may elect to receive the consideration in cash, without interest, or in shares of AFC Common Stock, subject to proration as set forth in the Merger Agreement. The maximum number of shares of AFC Common Stock to be issued in the Merger is approximately 9.67 million shares. The acquisition will be accomplished by merging a newly-created, wholly-owned subsidiary of AFC with and into Allmerica P&C (the "Merger"), resulting in Allmerica P&C becoming a wholly-owned subsidiary of AFC. Also, immediately prior to the Merger, Allmerica P&C's Certificate of Incorporation will be amended to authorize a new class of Common Stock, one share of which will be exchanged for each share of Common Stock currently held by SMA Financial Corp., a wholly-owned subsidiary of AFC. The consummation of the Merger is subject to the satisfaction of various conditions, including the approval of regulatory authorities.

    On February 3, 1997, AFC Capital Trust (the "Trust"), a subsidiary business trust of AFC, issued $300 million Series A Capital Securities, which pay cumulative dividends at a rate of 8.207% semiannually commencing August 15, 1997. The Trust exists for the sole purpose of issuing the Capital Securities and investing the proceeds thereof in an equivalent amount of 8.207% Junior Subordinated Deferrable Interest Debentures due 2027 of AFC (the "Subordinated Debentures"). Through certain guarantees, the Subordinated Debentures and the terms of related agreements, AFC has irrevocably and unconditionally guaranteed the obligations of the Trust under the Capital Securities. Net proceeds from the offering of approximately $296.3 million are intended to fund a portion of the acquisition of the 24.2 million publicly-held shares of Allmerica P&C pursuant to an Agreement and Plan of Merger dated February 19, 1997.

    Pursuant to the plan of reorganization effective October 16, 1995, AFC issued 37.5 million shares of its common stock to eligible policyholders. AFC also issued 12.6 million shares of its common stock at a price of $21.00 per share in a public offering, resulting in net proceeds of $248.0 million, and issued Senior Debentures in the principal amount of $200.0 million which resulted in net proceeds of $197.2 million. AFC contributed $392.4 million of these proceeds to FAFLIC.

    Effective March 31, 1995, the Company entered into an agreement with TSSG, a division of First Data Corporation, pursuant to which the Company sold its mutual fund processing business and agreed not to engage in this business for four years after that date. In accordance with this agreement, the Company received proceeds of $32.1 million. A gain of $13.5 million, net of taxes of $7.2 million, was recorded in March 1995. Additionally, the Company received a non-recurring $3.1 million contingent payment, net of taxes of $1.7 million, in 1996, related to the aforementioned sale.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

    The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with SFAS No. 115. The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                               1996
                                          -----------------------------------------------
                                                        GROSS         GROSS
DECEMBER 31                               AMORTIZED   UNREALIZED   UNREALIZED      FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES       VALUE
----------------------------------------  ---------   ----------   -----------   --------

U.S. Treasury securities and U.S.
 government and agency securities.......  $  273.6      $  9.3       $  1.6      $  281.3
States and political subdivisions.......   2,236.9        48.5          7.7       2,277.7
Foreign governments.....................     108.0         7.3        --            115.3
Corporate fixed maturities..............   4,277.5       140.3         15.7       4,402.1
Mortgage-backed securities..............     383.1         4.7          2.7         385.1
                                          ---------   ----------   -----------   --------
Total fixed maturities..................  $7,279.1      $210.1       $ 27.7      $7,461.5
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------
Equity securities.......................  $  327.9      $148.9       $  3.7      $  473.1
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------


                                                               1995
                                          -----------------------------------------------
                                                        GROSS         GROSS
DECEMBER 31                               AMORTIZED   UNREALIZED   UNREALIZED      FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES       VALUE
----------------------------------------  ---------   ----------   -----------   --------

U.S. Treasury securities and U.S.
 government and agency securities.......  $  377.0      $ 21.0        --         $  398.0
States and political subdivisions.......   2,110.6        60.7          4.0       2,167.3
Foreign governments.....................      60.6         3.4          0.6          63.4
Corporate fixed maturities..............   4,582.1       200.8         16.4       4,766.5
Mortgage-backed securities..............     337.6         8.6          2.1         344.1
                                          ---------   ----------   -----------   --------
Total fixed maturities..................  $7,467.9      $294.5       $ 23.1      $7,739.3
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------
Equity securities.......................  $  410.6      $111.7       $  5.1      $  517.2
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------

(1) Amortized cost for fixed maturities and cost for equity securities.

    In March 1994, AFLIAC voluntarily withdrew its license in New York in order to provide for certain commission arrangements prohibited by New York comparable to AFLIAC's competitors. In connection with the withdrawal, FAFLIC, which is licensed in New York, became qualified to sell the products previously sold by AFLIAC in New York. AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1996, the amortized cost and market value of assets on deposit were $284.9 million and $292.2 million, respectively. At December 31, 1995, the amortized cost and market value of assets on deposit were $295.0 million and $303.6 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $98.0 million and $82.2 million were on deposit with various state and governmental authorities at December 31, 1996 and 1995, respectively.

    There were no contractual fixed maturity investment commitments at December 31, 1996 and 1995, respectively.

    The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                  1996
                                          --------------------
DECEMBER 31                               AMORTIZED     FAIR
(IN MILLIONS)                               COST       VALUE
----------------------------------------  ---------   --------

Due in one year or less.................  $  567.1    $  570.7
Due after one year through five years...   2,216.4     2,297.2
Due after five years through ten
 years..................................   2,373.1     2,432.0
Due after ten years.....................   2,122.5     2,161.6
                                          ---------   --------
    Total...............................  $7,279.1    $7,461.5
                                          ---------   --------
                                          ---------   --------

    The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                 PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31                    VOLUNTARY        GROSS  GROSS
(IN MILLIONS)                                        SALES          GAINS  LOSSES
---------------------------------------------  ------------------   -----  ------

1996

Fixed maturities.............................       $2,432.8        $19.3  $30.5
                                                    --------        -----  ------
Equity securities............................       $  228.1        $56.1  $ 1.3
                                                    --------        -----  ------
1995

Fixed maturities.............................       $1,612.3        $23.7  $33.0
                                                    --------        -----  ------
Equity securities............................       $  122.2        $23.1  $ 6.9
                                                    --------        -----  ------
1994

Fixed maturities.............................       $1,026.2        $12.6  $21.6
                                                    --------        -----  ------
Equity securities............................       $  124.3        $17.4  $ 4.5
                                                    --------        -----  ------

    Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
                                                                           SECURITIES
FOR THE YEARS ENDED DECEMBER 31                                 FIXED       AND OTHER
(IN MILLIONS)                                                 MATURITIES       (1)        TOTAL
------------------------------------------------------------  ----------   -----------   -------

1996

Net appreciation, beginning of year.........................    $108.7        $ 44.3     $ 153.0
                                                              ----------   -----------   -------
  Net (depreciation) appreciation on available-for-sale
   fixed maturities.........................................     (94.1)         35.9       (58.2)
  Net appreciation from the effect on deferred policy
   acquisition costs and on policy liabilities..............      23.1        --            23.1
  Provision for deferred federal income taxes and minority
   interest.................................................      33.6         (20.1)       13.5
                                                              ----------   -----------   -------
                                                                 (37.4)         15.8       (21.6)
                                                              ----------   -----------   -------
Net appreciation, end of year...............................    $ 71.3        $ 60.1     $ 131.4
                                                              ----------   -----------   -------
                                                              ----------   -----------   -------

1995

Net appreciation (depreciation), beginning of year..........    $(89.4)       $ 10.4     $ (79.0)
                                                              ----------   -----------   -------
Effect of transfer of securities between classifications:
  Net appreciation on available-for-sale fixed maturities...      29.2        --            29.2
  Effect of transfer on deferred policy acquisition costs
   and on policy liabilities................................      (6.8)       --            (6.8)
  Provision for deferred federal income taxes and minority
   interest.................................................      (9.6)       --            (9.6)
                                                              ----------   -----------   -------
                                                                  12.8        --            12.8
                                                              ----------   -----------   -------
Net appreciation on available-for-sale securities...........     465.4          87.5       552.9
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................     (86.9)                    (86.9)
Provision for deferred federal income taxes and minority
 interest...................................................    (193.2)        (53.6)     (246.8)
                                                              ----------   -----------   -------
                                                                 185.3          33.9       219.2
                                                              ----------   -----------   -------
Net appreciation, end of year...............................    $108.7        $ 44.3     $ 153.0
                                                              ----------   -----------   -------
                                                              ----------   -----------   -------

1994

Net appreciation, beginning of year.........................    $--           $ 17.5     $  17.5
                                                              ----------   -----------   -------
Cumulative effect of accounting change:
  Net appreciation on available-for-sale fixed maturities...     335.3        --           335.3
  Net depreciation from the effect of accounting change on
   deferred policy acquisition costs and on policy
   liabilities..............................................     (39.2)       --           (39.2)
  Provision for deferred federal income taxes and minority
   interest.................................................    (149.1)       --          (149.1)
                                                              ----------   -----------   -------
                                                                 147.0        --           147.0
                                                              ----------   -----------   -------
Net depreciation on available-for-sale securities...........    (547.9)        (17.4)     (565.3)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      73.2        --            73.2
Provision for deferred federal income taxes and minority
 interest...................................................     238.3          10.3       248.6
                                                              ----------   -----------   -------
                                                                (236.4)         (7.1)     (243.5)
                                                              ----------   -----------   -------
Net (depreciation) appreciation, end of year................    $(89.4)       $ 10.4     $ (79.0)
                                                              ----------   -----------   -------
                                                              ----------   -----------   -------

(1) Includes net appreciation on other investments of $0.6 million, 2.2 million, and $0.6 million in 1996, 1995, and 1994, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

    FAFLIC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

    The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31
(IN MILLIONS)                              1996     1995
----------------------------------------  ------  --------

Mortgage loans..........................  $650.1  $  799.5
                                          ------  --------
Real estate:
  Held for sale.........................   110.4     168.9
  Held for production of income.........    10.3      10.7
                                          ------  --------
    Total real estate...................   120.7     179.6
                                          ------  --------
Total mortgage loans and real estate....  $770.8  $  979.1
                                          ------  --------
                                          ------  --------

    Reserves for mortgage loans were $19.6 million and $33.8 million at December 31, 1996 and 1995, respectively.

    During 1996, 1995 and 1994, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million, $26.1 million and $39.2 million, respectively.

    At December 31, 1996, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $22.1 million, of which $3.1 million related to the Closed Block. These commitments generally expire within one year.

    Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31
(IN MILLIONS)                              1996     1995
----------------------------------------  ------  --------

Property type:
  Office building.......................  $317.1  $  435.9
  Residential...........................    95.4     145.3
  Retail................................   177.0     205.6
  Industrial / warehouse................   124.8      93.8
  Other.................................    91.0     151.9
  Valuation allowances..................   (34.5)    (53.4)
                                          ------  --------
Total...................................  $770.8  $  979.1
                                          ------  --------
                                          ------  --------
Geographic region:
  South Atlantic........................   227.0  $  281.4
  Pacific...............................   154.4     191.9
  East North Central....................   119.2     118.2
  Middle Atlantic.......................   112.6     148.9
  West South Central....................    41.6      79.7
  New England...........................    50.9      94.9
  Other.................................    99.6     117.5
  Valuation allowances..................   (34.5)    (53.4)
                                          ------  --------
Total...................................  $770.8  $  979.1
                                          ------  --------
                                          ------  --------

    At December 31, 1996, scheduled mortgage loan maturities were as follows:
1997 -- $131.9 million; 1998 -- $161.7 million; 1999 -- $99.9 million; 2000 --
$138.0 million; 2001 -- $34.4 million; and $84.2 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1996, the Company refinanced $7.8 million of mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

    Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets and changes thereto are shown below.

FOR THE YEARS ENDED                                              BALANCE AT
DECEMBER 31                BALANCE AT                             DECEMBER
(IN MILLIONS)              JANUARY 1    ADDITIONS   DEDUCTIONS       31
-------------------------  ----------   ---------   ----------   ----------

1996

Mortgage loans...........    $33.8        $ 5.5       $19.7        $19.6
Real estate..............     19.6        --            4.7         14.9
                             -----      ---------     -----        -----
    Total................    $53.4        $ 5.5       $24.4        $34.5
                             -----      ---------     -----        -----
                             -----      ---------     -----        -----

1995

Mortgage loans...........    $47.2        $ 1.5       $14.9        $33.8
Real estate..............     22.9         (0.6)        2.7         19.6
                             -----      ---------     -----        -----
    Total................    $70.1        $ 0.9       $17.6        $53.4
                             -----      ---------     -----        -----
                             -----      ---------     -----        -----

1994

Mortgage loans...........    $73.8        $14.6       $41.2        $47.2
Real estate..............     21.0          3.2         1.3         22.9
                             -----      ---------     -----        -----
    Total................    $94.8        $17.8       $42.5        $70.1
                             -----      ---------     -----        -----
                             -----      ---------     -----        -----

    The carrying value of impaired loans was $33.6 million and $55.7 million, with related reserves of $11.9 million and $22.3 million as of December 31, 1996 and 1995, respectively. All impaired loans were reserved as of December 31, 1996 and 1995.

    The average carrying value of impaired loans was $50.4 million, $117.9 million and $155.5 million, with related interest income while such loans were impaired of $5.8 million, $9.3 million and $12.4 million as of December 31, 1996, 1995 and 1994 respectively.

D.  FUTURES CONTRACTS

    FAFLIC purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations and their effect on the net cash flows from the sales of guaranteed investment contracts. The notional amount of such futures contracts outstanding were $(33.0) million net short and $74.7 million long contracts at December 31, 1996 and 1995, respectively. Because the Company purchases and sells futures contracts through brokers who assume the risk of loss, the Company's exposure to credit risk under futures contracts is limited to the margin deposited with the broker. The maturity of all futures contracts outstanding are less than one year. The fair value of futures contracts outstanding were $(32.4) million and $75.7 million at December 31, 1996 and 1995, respectively.

    Gains and losses on hedge contracts related to interest rate fluctuations are deferred and recognized in income over the period being hedged corresponding to related guaranteed investment contracts. Deferred hedging gains (losses) were $0.5 million, $5.6 million, and $(7.7) million in 1996, 1995 and 1994, respectively. Gains and losses on hedge contracts that are deemed ineffective by management are realized immediately.

    A reconciliation of the notional amount of futures contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1996    1995    1994
---------------------------------------------  ------  ------  ------

Contracts outstanding, beginning of year.....  $ 74.7  $126.6  $141.7
New contracts................................    (1.1)  349.2   816.0
Contracts terminated.........................  (106.6) (401.1) (831.1)
                                               ------  ------  ------
Contracts outstanding, end of year...........  $(33.0) $ 74.7  $126.6
                                               ------  ------  ------
                                               ------  ------  ------

E.  FOREIGN CURRENCY SWAP CONTRACTS

    The Company enters into foreign currency swap contracts to hedge exposure to currency risk on foreign fixed maturity investments. Interest and principal related to foreign fixed maturity investments payable in foreign currencies, at current exchange rates, are exchanged for the equivalent payment translated at a specific currency exchange rate. The Company's maximum exposure to counterparty credit risk is the difference between the foreign currency exchange rate, as agreed upon in the swap contract, and the foreign currency spot rate on the date of the exchange. The fair values of the foreign currency swap contracts outstanding were $(9.2) million and $(1.8) million at December 31, 1996 and 1995, respectively.

    The difference between amounts paid and received on foreign currency swap contracts is reflected in the net investment income related to the underlying assets and is not material in 1996, 1995 and 1994. The Company had no deferred gains or losses on foreign currency swap contracts.

    A reconciliation of the notional amount of swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1996    1995    1994
---------------------------------------------  ------  ------  ------

Contracts outstanding, beginning of year.....  $104.6  $118.7  $128.8
New contracts................................    --      --      10.1
Contracts expired............................   (36.0)   --     (15.1)
Contracts terminated.........................    --     (14.1)   (5.1)
                                               ------  ------  ------
Contracts outstanding, end of year...........  $ 68.6  $104.6  $118.7
                                               ------  ------  ------
                                               ------  ------  ------

    Expected maturities of foreign currency swap contracts are $18.2 million in 1997 and $50.4 million in 1999 and thereafter. There are no expected maturities of foreign currency swap contracts in 1998.

F.  INTEREST RATE AND OTHER SWAP CONTRACTS

    The Company enters into interest rate swap contracts to hedge exposure to interest rate fluctuations. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. In addition, the Company has entered into two new types of swap contracts in 1996: security return-linked swap contracts and insurance portfolio-linked swap contracts for investment purposes. Under the security return-linked contracts, the Company agrees to exchange cash flows according to the performance of a specified security or portfolio of securities. Under the insurance portfolio-linked swap contracts, the Company agrees to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged.

    The net amount receivable or payable is recognized over the life of the swap contract as an adjustment to net investment income. The increase or (decrease) in net investment income related to interest rate and other swap contracts was $0.6 million, $0.7 million and $(1.3) million for the years ended December 31, 1996,

1995 and 1994, respectively. The Company had no deferred gains or losses relating to interest rate and other swap contracts. The fair values of interest rate and other swap contracts outstanding were $0.1 million, $0.4 million and $0.6 million for the years ended December 31, 1996, 1995 and 1994, respectively.

    A reconciliation of the notional amount of interest rate and other swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1996    1995    1994
---------------------------------------------  ------  ------  ------

Contracts outstanding, beginning of year.....  $ 17.5  $ 22.8  $ 22.8
New contracts................................    63.6    --      --
Contracts expired............................   (17.5)   (5.3)   --
                                               ------  ------  ------
Contracts outstanding, end of year...........  $ 63.6  $ 17.5  $ 22.8
                                               ------  ------  ------
                                               ------  ------  ------

    Expected maturities of interest rate and other swap contracts outstanding at December 31 are as follows: $43.6 million in 1997, $5.0 million in 1998, and $15.0 million in 1999 and thereafter.

G.  OTHER

    At December 31, 1996, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholder's equity, except for investments with the U.S. Treasury with a carrying value of $262.8 million.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

    The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1996    1995    1994
---------------------------------------------  ------  ------  ------

Fixed maturities.............................  $553.8  $555.1  $578.3
Mortgage loans...............................    69.5    97.0   119.9
Equity securities............................    11.1    13.2     9.9
Policy loans.................................    10.3    20.3    23.3
Real estate..................................    40.8    48.7    44.6
Other long-term investments..................    19.0     7.1     5.7
Short-term investments.......................    10.6    21.2    10.3
                                               ------  ------  ------
Gross investment income......................   715.1   762.6   792.0
Less investment expenses.....................   (45.2)  (52.5)  (48.9)
                                               ------  ------  ------
Net investment income........................  $669.9  $710.1  $743.1
                                               ------  ------  ------
                                               ------  ------  ------

    At December 31, 1996, fixed maturities and mortgage loans on non-accrual status were $2.0 million and $6.8 million, including restructured loans of $4.4 million. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was to reduce net income by $0.5 million, $0.6 million and $5.1 million in 1996, 1995 and 1994, respectively.

    The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $51.3 million, $98.9 million and $126.8 million at December 31, 1996, 1995 and 1994, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $7.7 million, $11.1 million and $14.4 million in 1996, 1995 and 1994, respectively. Actual interest income on these loans included in net investment income aggregated $4.5 million, $7.1 million and $8.2 million in 1996, 1995 and 1994, respectively.

    At December 31, 1996, fixed maturities with a carrying value of $2.0 million were non-income producing for the twelve months ended December 31, 1996. There were no mortgage loans which were non-income producing for the twelve months ended December 31, 1996.

    Included in long-term investments is income from limited partnerships of $13.7 million, $0.1 million and $0.6 million in 1996, 1995 and 1994, respectively.

B. REALIZED INVESTMENT GAINS AND LOSSES

    Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1996    1995    1994
---------------------------------------------  ------  ------  ------

Fixed maturities.............................  $ (9.7) $ (7.0) $  2.4
Mortgage loans...............................    (2.4)    1.4   (12.1)
Equity securities............................    54.8    16.2    12.4
Real estate..................................    21.1     5.3     1.4
Other........................................     3.0     3.2    (3.0)
                                               ------  ------  ------
Net realized investment gains................  $ 66.8  $ 19.1  $  1.1
                                               ------  ------  ------
                                               ------  ------  ------

    Proceeds from voluntary sales of investments in fixed maturities were $2,432.8 million, $1,612.3 million and $1,036.5 million in 1996, 1995 and 1994, respectively. Realized gains on such sales were $19.3 million, $23.7 million and $12.9 million; and realized losses were $30.5 million, $33.0 million and $21.6 million for 1996, 1995 and 1994, respectively.

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Fair values of interest rate futures were not material at December 31, 1996 and 1995.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the consolidated balance sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

REINSURANCE RECEIVABLES

The carrying amount reported in the consolidated balance sheets approximates fair value.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Other liabilities are based on surrender values.

DEBT

The carrying value of short-term debt reported in the balance sheet approximates fair value. The fair value of long-term debt was estimated using market quotes, when available, and, when not available, discounted cash flow analyses.

    The estimated fair values of the financial instruments were as follows:

                                                       1996                  1995
                                               --------------------  --------------------
DECEMBER 31                                    CARRYING      FAIR    CARRYING      FAIR
(IN MILLIONS)                                    VALUE      VALUE      VALUE      VALUE
---------------------------------------------  ---------   --------  ---------   --------

FINANCIAL ASSETS
  Cash and cash equivalents..................  $   175.9   $  175.9  $   236.6   $  236.6
  Fixed maturities...........................    7,461.5    7,461.5    7,739.3    7,739.3
  Equity securities..........................      473.1      473.1      517.2      517.2
  Mortgage loans.............................      650.1      675.7      799.5      845.4
  Policy loans...............................      132.4      132.4      123.2      123.2
                                               ---------   --------  ---------   --------
                                               $ 8,893.0   $8,918.6  $ 9,415.8   $9,461.7
                                               ---------   --------  ---------   --------
                                               ---------   --------  ---------   --------

FINANCIAL LIABILITIES
  Guaranteed investment contracts............  $ 1,101.3   $1,119.2  $ 1,632.8   $1,677.0
  Supplemental contracts without life
   contingencies.............................       23.1       23.1       24.4       24.4
  Dividend accumulations.....................       87.3       87.3       86.2       86.2
  Other individual contract deposit funds....       76.9       74.3       95.7       92.8
  Other group contract deposit funds.........      789.1      788.3      894.0      902.8
  Individual annuity contracts...............      935.6      719.0      966.3      810.0
  Short-term debt............................       38.4       38.4       28.0       28.0
  Long-term debt.............................        2.7        2.7        2.8        2.9
                                               ---------   --------  ---------   --------
                                               $ 3,054.4   $2,852.3  $ 3,730.2   $3,624.1
                                               ---------   --------  ---------   --------
                                               ---------   --------  ---------   --------

6.  CLOSED BLOCK

Included in other income in the Consolidated Statement of Income in 1996 and 1995 is a net pre-tax contribution from the Closed Block of $8.6 million and $2.9 million, respectively. Summarized financial information of the Closed Block as of December 31, 1996 and 1995 and for the period ended December 31, 1996, and the period from October 1, 1995 through December 31, 1995, is as follows:

DECEMBER 31
(IN MILLIONS)                                                                                      1996       1995
-----------------------------------------------------------------------------------------------  ---------  ---------
Assets
  Fixed maturities, at fair value (amortized cost of $397.2 and $447.4, respectively)..........  $   403.9  $   458.0
  Mortgage loans...............................................................................      114.5       57.1
  Policy loans.................................................................................      230.2      242.4
  Cash and cash equivalents....................................................................       24.1       17.6
  Accrued investment income....................................................................       14.3       16.6
  Deferred policy acquisition costs............................................................       21.1       24.5
  Other assets.................................................................................        3.7        2.7
                                                                                                 ---------  ---------
Total assets...................................................................................  $   811.8  $   818.9
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------
Liabilities
  Policy liabilities and accruals..............................................................  $   883.4  $   899.2
  Other liabilities............................................................................        8.7        2.8
                                                                                                 ---------  ---------
Total liabilities..............................................................................  $   892.1  $   902.0
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

                                                                                                   PERIOD FROM
DECEMBER 31,                                                                      DECEMBER 31,  OCTOBER 1 THROUGH
(IN MILLIONS)                                                                         1996      DECEMBER 31, 1995
--------------------------------------------------------------------------------  ------------  -----------------
Revenues
  Premiums......................................................................   $     61.7       $    11.5
  Net investment income.........................................................         52.6            12.8
  Realized investment loss......................................................         (0.7)         --
                                                                                  ------------        -------
Total revenues..................................................................        113.6            24.3
                                                                                  ------------        -------
Benefits and expenses
  Policy benefits...............................................................        101.2            20.6
  Policy acquisition expenses...................................................          3.2             0.8
  Other operating expenses......................................................          0.6          --
                                                                                  ------------        -------
Total benefits and expenses.....................................................        105.0            21.4
                                                                                  ------------        -------
Contribution from the Closed Block..............................................   $      8.6       $     2.9
                                                                                  ------------        -------
                                                                                  ------------        -------
Cash flows
  Cash flows from operating activities:
    Contribution from the Closed Block..........................................   $      8.6       $     2.9
    Initial cash transferred to the Closed Block................................       --               139.7
    Change in deferred policy acquisition costs, net............................          3.4             0.4
    Change in premiums and other receivables....................................          0.2            (0.1)
    Change in policy liabilities and accruals...................................        (13.9)            2.0
    Change in accrued investment income.........................................          2.3            (1.3)
    Other, net..................................................................          2.5             0.8
                                                                                  ------------        -------
Net cash provided by operating activities.......................................          3.1           144.4
                                                                                  ------------        -------
  Cash flows from investing activities:
    Sales, maturities and repayments of investments.............................        188.1            29.0
    Purchases of investments....................................................       (196.9)         (158.8)
    Other, net..................................................................         12.2             3.0
                                                                                  ------------        -------
Net cash provided by (used in) investing activities.............................          3.4          (126.8)
                                                                                  ------------        -------
Net increase in cash and cash equivalents.......................................          6.5            17.6
Cash and cash equivalents, beginning of year....................................         17.6          --
                                                                                  ------------        -------
Cash and cash equivalents, end of year..........................................   $     24.1       $    17.6
                                                                                  ------------        -------
                                                                                  ------------        -------

    On October 16, 1995, there were no valuation allowances transferred to the Closed Block on mortgage loans. There are no valuation allowances on mortgage loans in the Closed Block at December 31, 1996 or 1995, respectively.

    Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

7. DEBT

Short- and long-term debt consisted of the following:

DECEMBER 31
(IN MILLIONS)                                                                                        1996       1995
-------------------------------------------------------------------------------------------------  ---------  ---------
Short-Term
  Commercial paper...............................................................................  $    37.8  $    27.7
  Other..........................................................................................        0.6        0.3
                                                                                                   ---------  ---------
Total short-term debt............................................................................  $    38.4  $    28.0
                                                                                                   ---------  ---------
                                                                                                   ---------  ---------
Long-term debt...................................................................................  $     2.7  $     2.8
                                                                                                   ---------  ---------
                                                                                                   ---------  ---------

    FAFLIC issues commercial paper primarily to manage imbalances between operating cash flows and existing commitments. Commercial paper borrowing arrangements are supported by various lines of credit. At December 31, 1996, the weighted average interest rate for outstanding commercial paper was approximately 5.5%.

    At December 31, 1996, FAFLIC had approximately $140.0 million in committed lines of credit provided by U.S. banks, of which $102.2 million was available for borrowing. These lines of credit generally have terms of less than one year, and require the Company to pay annual commitment fees of 0.07% of the available credit. Interest that would be charged for usage of these lines of credit is based upon negotiated arrangements.

    During 1996, the Company utilized repurchase agreements to finance certain investments. Although the repurchase agreements were entirely settled by year end, management may utilize this policy again in future periods.

    In October, 1995, AFC issued $200.0 million face amount of Senior Debentures for proceeds of $197.2 million net of discounts and issuance costs. These securities have an effective interest rate of 7.65%, and mature on October 16, 2025. Interest is payable semiannually on October 15 and April 15 of each year. The Senior Debentures are subject to certain restrictive covenants, including limitations on issuance of or disposition of stock of restricted subsidiaries and limitations on liens. AFC is in compliance with all covenants. The primary source of cash for repayment of the debt by AFC is dividends from FAFLIC.

    Interest expense was $16.8 million, $4.1 million and $4.3 million in 1996, 1995 and 1994, respectively. Interest expense included $11.0 million related to interest payments on repurchase agreements. All interest expense is recorded in other operating expenses.

8. FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the consolidated statements of income is shown below:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                             1996       1995       1994
--------------------------------------------------------------------------------------  ---------  ---------  ---------
Federal income tax expense (benefit)
  Current.............................................................................  $    96.8  $   119.7  $    45.4
  Deferred............................................................................      (15.7)     (37.0)       8.0
                                                                                        ---------  ---------  ---------
Total.................................................................................  $    81.1  $    82.7  $    53.4
                                                                                        ---------  ---------  ---------
                                                                                        ---------  ---------  ---------

    The federal income taxes attributable to the consolidated results of operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                            1996       1995       1994
-------------------------------------------------------------------------------------  ---------  ---------  ---------
Expected federal income tax expense..................................................  $   122.3  $   105.6  $    53.7
  Tax-exempt interest................................................................      (35.3)     (32.2)     (35.9)
  Differential earnings amount.......................................................      (10.2)      (7.6)      35.0
  Dividend received deduction........................................................       (1.6)      (4.0)      (2.5)
  Changes in tax reserve estimates...................................................        4.7       19.3        4.0
  Other, net.........................................................................        1.2        1.6       (0.9)
                                                                                       ---------  ---------  ---------
Federal income tax expense...........................................................  $    81.1  $    82.7  $    53.4
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------

    Until conversion to a stock life insurance company, FAFLIC, as a mutual company, reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying the average equity base of the FAFLIC/AFLIAC consolidated group, as determined for tax purposes, by the estimate of an excess of an imputed earnings rate over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service (IRS). The differential earnings amount included in 1996 related to an adjustment for the 1994 tax year based on the actual mutual life insurance companies' earnings rate issued by the IRS in 1996. As a stock life company, FAFLIC is no longer required to reduce its policyholder dividend deduction by the differential earnings amount.

    The deferred income tax asset represents the tax effects of temporary differences attributable to Allmerica P&C, a separate consolidated group for federal tax return purposes. Its components were as follows:

DECEMBER 31
(IN MILLIONS)                                                                                    1996       1995
---------------------------------------------------------------------------------------------  ---------  ---------
Deferred tax (assets) liabilities
  AMT carryforwards..........................................................................  $   (16.3) $    (9.8)
  Loss reserve discounting...................................................................     (182.1)    (178.3)
  Deferred acquisition costs.................................................................       57.5       55.1
  Employee benefit plans.....................................................................      (25.1)     (25.5)
  Investments, net...........................................................................       73.4       77.4
  Bad debt reserve...........................................................................       (1.7)      (1.8)
  Other, net.................................................................................        1.1        1.7
                                                                                               ---------  ---------
Deferred tax asset, net......................................................................  $   (93.2) $   (81.2)
                                                                                               ---------  ---------
                                                                                               ---------  ---------

    The deferred income tax liability represents the tax effects of temporary differences attributable to the FAFLIC/AFLIAC consolidated federal tax return group. Its components were as follows:

DECEMBER 31
(IN MILLIONS)                                                                                    1996       1995
---------------------------------------------------------------------------------------------  ---------  ---------
Deferred tax (assets) liabilities
  Loss reserve discounting...................................................................  $  (153.7) $  (129.1)
  Deferred acquisition costs.................................................................      189.6      169.7
  Employee benefit plans.....................................................................      (16.3)     (14.6)
  Investments, net...........................................................................       55.1       67.0
  Bad debt reserve...........................................................................      (24.5)     (26.3)
  Other, net.................................................................................      (15.6)     (18.9)
                                                                                               ---------  ---------
Deferred tax liability, net..................................................................  $    34.6  $    47.8
                                                                                               ---------  ---------
                                                                                               ---------  ---------

    Gross deferred income tax assets totaled $435.3 million and $405.1 million at December 31, 1996 and 1995, respectively. Gross deferred income tax liabilities totaled $376.7 million and $371.7 million at December 31, 1996 and 1995, respectively.

    Management believes, based on the Company's recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, management considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

    At December 31, 1996, there are available non-life net operating loss carryforwards of $0.8 million, and alternative minimum tax credit carryforwards of $16.3 million.

    The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1991. The IRS has also examined the Allmerica P&C consolidated group's federal income tax returns through 1991. The Company is currently considering its response to certain adjustments proposed by the IRS with respect to the federal income tax returns for 1989, 1990 and 1991 for both the FAFLIC/AFLIAC consolidated group, as well as the Allmerica P&C consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In management's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

9. PENSION PLANS

FAFLIC provides retirement benefits to substantially all of its employees under three separate defined benefit pension plans. Through December 31, 1994, retirement benefits were based primarily on employees' years of service and compensation during the highest five consecutive plan years of employment. Benefits under this defined benefit formula were frozen for most employees (but not for eligible agents) effective December 31, 1994. In their place, the Company adopted a defined benefit cash balance formula, under which the Company annually provides an allocation to each eligible employee as a percentage of that employee's salary, similar to a defined contribution plan arrangement. The 1996 and 1995 allocations were based on 7.0% of each eligible employee's salary. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

    Components of net pension expense were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                             1996       1995       1994
--------------------------------------------------------------------------------------  ---------  ---------  ---------
Service cost -- benefits earned during the year.......................................  $    19.0  $    19.7  $    13.0
Interest accrued on projected benefit obligations.....................................       21.9       21.1       20.0
Actual return on assets...............................................................      (42.2)     (89.3)      (2.6)
Net amortization and deferral.........................................................        9.3       66.1      (16.3)
                                                                                        ---------  ---------  ---------
Net pension expense...................................................................  $     8.0  $    17.6  $    14.1
                                                                                        ---------  ---------  ---------
                                                                                        ---------  ---------  ---------

    The following table summarizes the combined status of the three pension plans. At December 31, 1996 the plans' assets exceeded their projected benefit obligations and in 1995 the plans' projected benefit obligations exceeded their assets.

DECEMBER 31
(IN MILLIONS)                                                                                      1996       1995
-----------------------------------------------------------------------------------------------  ---------  ---------
Actuarial present value of benefit obligations:
  Vested benefit obligation....................................................................  $   308.9  $   325.6
  Unvested benefit obligation..................................................................        6.6        5.0
                                                                                                 ---------  ---------
Accumulated benefit obligation.................................................................  $   315.5  $   330.6
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

Pension liability included in Consolidated Balance Sheets:
  Projected benefit obligation.................................................................  $   344.2  $   367.1
  Plan assets at fair value....................................................................      347.8      321.2
                                                                                                 ---------  ---------
    Plan assets greater (less) than projected benefit obligation...............................        3.6      (45.9)
  Unrecognized net (gain) loss from past experience............................................       (9.1)      48.8
  Unrecognized prior service benefit...........................................................      (11.5)     (13.8)
  Unamortized transition asset.................................................................      (24.7)     (26.5)
                                                                                                 ---------  ---------
Net pension liability..........................................................................  $   (41.7) $   (37.4)
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

    Determination of the projected benefit obligations was based on a weighted average discount rate of 7.0% in 1996 and 1995, and the assumed long-term rate of return on plan assets was 9%. The actuarial present value of the projected benefit obligations was determined using assumed rates of increase in future compensation levels ranging from 5.5% to 6.5%. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. The plans also hold stock of AFC.

    The Company has a profit sharing and 401(k) plan for its employees. Effective for plan years beginning after 1994, the profit sharing formula for employees has been discontinued and a 401(k) match feature has been added to the continuing 401(k) plan for the employees. Total plan expense in 1996, 1995 and 1994 was $5.5 million, $5.2 million and $12.6 million, respectively. In addition to this Plan, the Company has a defined contribution plan for substantially all of its agents. The Plan expense in 1996, 1995 and 1994 was $2.0 million, $3.5 million and $2.7 million, respectively.

10. OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees and dependents, under several plans sponsored by FAFLIC, Hanover and Citizens. Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical and a payment at death equal to retirees' final compensation up to certain limits.

Effective January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments and to restrict eligibility to current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

    The plan changes effective January 1, 1996 resulted in a negative plan amendment (change in eligibility and medical benefits) of $26.8 million and curtailment (no future increases in life insurance) of $5.3 million. The negative plan amendment will be amortized as prior service cost over the average number of years to full eligibility (approximately 9 years or $3.0 million per year). Of the $5.3 million curtailment gain, $3.3 million has been deducted from unrecognized loss and $2.0 million has been recorded as a reduction of the net periodic postretirement benefit expense.

    The plans' funded status reconciled with amounts recognized in the Company's consolidated balance sheet were as follows:

DECEMBER 31
(IN MILLIONS)                                                                                     1996       1995
----------------------------------------------------------------------------------------------  ---------  ---------
Accumulated postretirement benefit obligation:
  Retirees....................................................................................  $    40.4  $    44.9
  Fully eligible active plan participants.....................................................        7.5       14.0
  Other active plan participants..............................................................       24.4       45.9
                                                                                                ---------  ---------
                                                                                                     72.3      104.8
Plan assets at fair value.....................................................................     --         --
                                                                                                ---------  ---------
Accumulated postretirement benefit obligation in excess of plan assets........................       72.3      104.8
Unrecognized prior service benefit............................................................       23.8     --
Unrecognized loss.............................................................................       (5.0)     (13.4)
                                                                                                ---------  ---------
Accrued postretirement benefit costs..........................................................  $    91.1  $    91.4
                                                                                                ---------  ---------
                                                                                                ---------  ---------

    The components of net periodic postretirement benefit expense were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                               1996       1995       1994
----------------------------------------------------------------------------------------  ---------  ---------  ---------
Service cost............................................................................  $     3.2  $     4.2  $     6.6
Interest cost...........................................................................        4.6        6.9        6.9
Amortization of (gain) loss.............................................................       (2.8)      (0.5)       1.4
                                                                                          ---------  ---------  ---------
Net periodic postretirement benefit expense.............................................  $     5.0  $    10.6  $    14.9
                                                                                          ---------  ---------  ---------
                                                                                          ---------  ---------  ---------

    For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1996, health care costs were assumed to increase 9.0% in 1997, declining thereafter until the ultimate rate of 5.5% is reached in 2001 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 1996 by $5.3 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1996 by $0.7 million.

    The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.0% at December 31, 1996 and 1995.

11.  POSTEMPLOYMENT BENEFITS

Effective January 1, 1994, the Company adopted the provisions of Statement of Financial Accounting Standards No. 112, (SFAS No. 112), "Employers' Accounting for Postemployment Benefits", which requires employers to recognize the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Prior to adoption, the Company had recognized the cost of these benefits on an accrual or paid basis, depending on the plan. Implementation of SFAS No. 112 resulted in a transition obligation of $1.9 million, net of federal income taxes and minority interest, and is reported as a cumulative effect of a change in accounting principle in the consolidated statement of income. The impact of this accounting change, after recognition of the cumulative effect, was not significant.

12.  STOCK-BASED COMPENSATION PLANS

In October 1995 the FASB issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (SFAS 123). The Standard is effective for fiscal years beginning after December 15, 1995, and requires the company either to apply a fair value measure to any stock-based compensation granted by the company, or continue to apply the valuation provisions of existing accounting standards, but with pro-forma net income and earnings per share disclosures using a fair value methodology to value the stock-based compensation. Beginning for the year ended December 31, 1996, AFC has elected to continue to apply the valuation provisions of existing accounting standards (APB
25). The pro-forma effect of applying SFAS 123 is not material.

    Effective June 17, 1996, AFC adopted a Long Term Stock Incentive Plan for employees of AFC (the "Employees' Plan"). Key employees of AFC and its subsidiaries are eligible for awards pursuant to the Plan administered by the Compensation Committee of the Board of Directors (the "Committee") of AFC. Under the terms of the Employees' Plan, options may be granted to eligible employees at a price not less than the market price of AFC's common stock on the date of grant. Option shares may be exercised subject to the terms prescribed by the Committee at the time of grant, otherwise options vest at the rate of 20% annually for five consecutive years and must be exercised not later than ten years from the date of grant. At June 17, 1996, 231,500 option shares were granted at an option price of $27.50. During 1996, 22,000 option shares were forfeited leaving 209,500 option shares outstanding at December 31, 1996. There were no options exercised during 1996. At December 31, 1996, there were no options exercisable and 2,140,500 option shares were available for future grant.

13.  DIVIDEND RESTRICTIONS

Massachusetts, Delaware, New Hampshire and Michigan have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of FAFLIC, AFLIAC, Hanover and Citizens, respectively.

    Massachusetts' statute limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income for the preceding calendar year (if such insurer is not a life company). In addition, under Massachusetts law, no domestic insurer shall pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner shall have approved such dividend or distribution. At January 1, 1997, FAFLIC could pay dividends of $151.8 million to AFC without prior approval of the Commissioner.

    Dividends from FAFLIC to AFC will be the primary source of cash for repayment of the debt by AFC and payment of dividends to AFC stockholders.

    Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. At January 1, 1997, AFLIAC could pay dividends of $11.9 million to FAFLIC without prior approval.

    Pursuant to New Hampshire's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the New Hampshire Insurance Commissioner, is limited to 10% of such insurer's statutory policyholder surplus as of the preceding December 31. At January 1, 1997, the maximum dividend and other distributions that could be paid to Allmerica P&C by Hanover, without prior approval of the Insurance Commissioner, was approximately $15.4 million, which considers dividends declared to Allmerica P&C of $105.0 million during 1996, including $80.0 million which was declared in December. On January 2, 1997, Hanover declared an extraordinary dividend in the amount of $120.0 million, payable on or after January 21, 1997 to Allmerica P&C. The dividend, which was approved by the New Hampshire Department on January 9, 1997, is to be paid in a lump sum or in such installments as Allmerica P&C in its discretion may determine.

    Pursuant to Michigan's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without prior approval of the Michigan Insurance Commissioner, is limited to the greater of 10% of policyholders' surplus as of December 31 of the immediately preceding year or the statutory net income less realized gains, for the immediately preceding calendar year. At January 1, 1997, Citizens Insurance could pay dividends of $39.9 million to Citizens Corporation without prior approval.

14.  SEGMENT INFORMATION

The Company offers financial products and services in two major areas: Risk Management and Retirement and Asset Management. Within these broad areas, the Company conducts business principally in five operating segments.

    The Risk Management group includes two segments: Regional Property and Casualty and Corporate Risk Management Services.

    The Regional Property and Casualty segment includes property and casualty insurance products, such as automobile insurance, homeowners insurance, commercial multiple-peril insurance, and workers' compensation insurance. These products are offered by Allmerica P&C through its operating subsidiaries, Hanover and Citizens. Substantially all of the Regional Property and Casualty segment's earnings are generated in Michigan and the Northeast (Connecticut, Massachusetts, New York, New Jersey, New Hampshire, Rhode Island, Vermont and Maine). The Corporate Risk Management Services segment includes group life and health insurance products and services which assist employers in administering employee benefit programs and in managing the related risks.

    The Retirement and Asset Management group includes three segments: Retail Financial Services, Institutional Services and Allmerica Asset Management. The Retail Financial Services segment includes variable annuities, variable universal life-type, traditional and health insurance products distributed via retail channels to individuals across the country. The Institutional Services segment includes primarily group retirement products such as 401(k) plans, tax-sheltered annuities and GIC contracts which are distributed to institutions across the country via work-site marketing and other arrangements. Allmerica Asset Management is a Registered Investment Advisor which provides investment advisory services primarily to affiliates and to other institutions, such as insurance companies and pension plans.

    Summarized below is financial information with respect to business segments for the year ended and as of December 31.

 (IN MILLIONS)                                    1996         1995         1994
 --------------------------------------------  ----------   ----------   ----------
 Revenues:
   Risk Management
     Regional Property and Casualty..........  $ 2,193.7    $ 2,095.1    $ 2,004.8
     Corporate Risk Management...............      361.5        328.5        302.4
                                               ----------   ----------   ----------
       Subtotal..............................    2,555.2      2,423.6      2,307.2
                                               ----------   ----------   ----------
   Retirement and Asset Management
     Retail Financial Services...............      450.9        486.7        507.9
     Institutional Services..................      266.7        330.2        397.9
     Allmerica Asset Management..............        8.8          4.4          4.0
                                               ----------   ----------   ----------
       Subtotal..............................      726.4        821.3        909.8
                                               ----------   ----------   ----------
   Eliminations..............................       (8.7)        (4.4)       (21.9)
                                               ----------   ----------   ----------
 Total.......................................  $ 3,272.9    $ 3,240.5    $ 3,195.1
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------
 Income (loss) from continuing operations
  before income taxes:
   Risk Management
     Regional Property and Casualty..........  $   197.7    $   206.3    $   113.1
     Corporate Risk Management...............       20.7         18.3         19.9
                                               ----------   ----------   ----------
       Subtotal..............................      218.4        224.6        133.0
                                               ----------   ----------   ----------
   Retirement and Asset Management...........
     Retail Financial Services...............       76.9         35.2         14.2
     Institutional Services..................       52.8         42.8          4.4
     Allmerica Asset Management..............        1.1          2.3          1.9
                                               ----------   ----------   ----------
       Subtotal..............................      130.8         80.3         20.5
                                               ----------   ----------   ----------
 Total.......................................  $   349.2    $   304.9    $   153.5
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------
 Identifiable assets:
   Risk Management
     Regional Property and Casualty..........  $ 5,703.9    $ 5,741.8    $ 5,408.7
     Corporate Risk Management...............      506.0        458.9        386.3
                                               ----------   ----------   ----------
       Subtotal..............................    6,209.9      6,200.7      5,795.0
                                               ----------   ----------   ----------
   Retirement and Asset Management
     Retail Financial Services...............    8,871.3      7,218.7      5,639.8
     Institutional Services..................    3,879.0      4,280.9      4,484.5
     Allmerica Asset Management..............        2.4          2.1          2.2
                                               ----------   ----------   ----------
       Subtotal..............................   12,752.7     11,501.7     10,126.5
                                               ----------   ----------   ----------
 Total.......................................  $18,962.6    $17,702.4    $15,921.5
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------

15.  LEASE COMMITMENTS

Rental expenses for operating leases, principally with respect to buildings, amounted to $33.6 million, $36.4 million and $35.2 million in 1996, 1995 and 1994, respectively. At December 31, 1996, future minimum rental payments under non-cancelable operating leases were approximately $71.7 million, payable as follows: 1997 -- $26.4 million; 1998 -- $19.6 million; 1999 -- $12.8 million;
2000 -- $8.0 million; and $5.0 million thereafter.

    It is expected that in the normal course of business, leases that expire will be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments will not be less than the amounts shown for 1997.
16.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113.

    Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

    The Company is subject to concentration of risk with respect to reinsurance ceded to various residual market mechanisms. As a condition to the ability to conduct certain business in various states, the Company is required to participate in various residual market mechanisms and pooling arrangements which provide various insurance coverages to individuals or other entities that are otherwise unable to purchase such coverage voluntarily provided by private insurers.

    These market mechanisms and pooling arrangements include the Massachusetts Commonwealth Automobile Reinsurers ("CAR"), the Maine Workers' Compensation Residual Market Pool ("MWCRP") and the Michigan Catastrophic Claims Association ("MCCA"). At December 31, 1996, the MCCA and CAR were the only two reinsurers which represented 10% or more of the Company's reinsurance business. As a servicing carrier in Massachusetts, the Company cedes a significant portion of its private passenger and commercial automobile premiums to CAR. Net premiums earned and losses and loss adjustment expenses ceded to CAR in 1996, 1995 and 1994 were $38.0 million and $21.8 million, $49.1 million and $33.7 million, and $50.0 million and $29.8 million, respectively.

    From 1988 through 1992, the Company was a servicing carrier in Maine, and ceded a significant portion of its workers' compensation premiums to the Maine Workers' Compensation Residual Market Pool, which is administered by The National Council on Compensation Insurance ("NCCI"). The Company was involved in legal proceedings regarding the MWCRP's deficit which through a legislated settlement issued on June 23, 1995 provided for an initial funding of $220.0 million, of which the insurance carriers were responsible for $65.0 million. Hanover paid its allocation of $4.2 million in December 1995. Some of the small carriers are currently appealing this decision. The Company's right to recover reinsurance balances for claims properly paid is not at issue in any such proceedings. The Company expects to collect its reinsurance balance; however, funding of the cash flow needs of the MWCRP may in the future be affected by issues related to certain litigation, the outcome of which the Company cannot predict. The Company ceded to MCCA net premiums earned and losses and loss adjustment expenses in 1996, 1995 and 1994 of $50.5 million and $(52.9) million, $66.8 million and $62.9 million, and $80.0 million and $24.2 million, respectively. Because the MCCA is supported by assessments permitted by statute, and all amounts billed by the Company to CAR, MWCRP and MCCA have been paid when due, the Company believes that it has no significant exposure to uncollectible reinsurance balances.

    The effects of reinsurance were as follows:

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                      1996        1995        1994
 -----------------------------------------------  ---------   ---------   ---------
 Life insurance premiums:
   Direct.......................................  $  389.1    $  438.9    $  447.2
   Assumed......................................      87.8        71.0        54.3
   Ceded........................................    (138.9)     (150.3)     (111.0)
                                                  ---------   ---------   ---------
 Net premiums...................................  $  338.0    $  359.6    $  390.5
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------
 Property and casualty premiums written:
   Direct.......................................  $2,039.7    $2,039.4    $1,992.4
   Assumed......................................     108.7       125.0       128.6
   Ceded........................................    (234.0)     (279.1)     (298.1)
                                                  ---------   ---------   ---------
 Net premiums...................................  $1,914.4    $1,885.3    $1,822.9
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------
 Property and casualty premiums earned:
   Direct.......................................  $2,018.5    $2,021.7    $1,967.1
   Assumed......................................     112.4       137.7       116.1
   Ceded........................................    (232.6)     (296.2)     (291.9)
                                                  ---------   ---------   ---------
 Net premiums...................................  $1,898.3    $1,863.2    $1,791.3
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------
 Life insurance and other individual policy
  benefits, claims, losses and loss adjustment
  expenses:
   Direct.......................................  $  618.0    $  749.6    $  773.0
   Assumed......................................      44.9        38.5        28.9
   Ceded........................................     (77.8)      (69.5)      (61.6)
                                                  ---------   ---------   ---------
 Net policy benefits, claims, losses and loss
  adjustment expenses...........................  $  585.1    $  718.6    $  740.3
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------
 Property and casualty benefits, claims, losses
  and loss adjustment expenses:
   Direct.......................................  $1,288.3    $1,372.7    $1,364.4
   Assumed......................................      85.8       146.1       102.7
   Ceded........................................      (2.2)     (229.1)     (160.4)
                                                  ---------   ---------   ---------
 Net policy benefits, claims, losses and loss
  adjustment expenses...........................  $1,371.9    $1,289.7    $1,306.7
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------

17.  DEFERRED POLICY ACQUISITION COSTS

The following reflects changes to the deferred policy acquisition asset:

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                         1996       1995       1994
 --------------------------------------------------  --------   --------   --------
 Balance at beginning of year......................  $ 735.7    $ 802.8    $ 746.9
   Acquisition expenses deferred...................    560.8      504.8      510.3
   Amortized to expense during the year............   (483.5)    (470.3)    (475.7)
   Adjustment to equity during the year............      9.7      (50.4)      21.3
   Transferred to the Closed Block.................     --        (24.8)      --
   Adjustment for cession of term life insurance...     --        (26.4)      --
                                                     --------   --------   --------
 Balance at end of year............................  $ 822.7    $ 735.7    $ 802.8
                                                     --------   --------   --------
                                                     --------   --------   --------

18.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are reflected in results of operations in the year such changes are determined to be needed and recorded.

    The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $471.7 million, $446.9 million and $371.4 million at December 31, 1996, 1995 and 1994, respectively. Accident and health claim liabilities have been re-estimated for all prior years and were increased by $0.6 million and $2.2 million in 1996 and 1994, respectively, and increased by $17.6 million in 1995. Unfavorable development in the accident and health business during 1995 is primarily due to reserve strengthening and adverse experience in the Company's individual disability line of business

    The following table provides a reconciliation of the beginning and ending property and casualty reserve for unpaid losses and loss adjustment expenses
(LAE):

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                      1996        1995        1994
 -----------------------------------------------  ---------   ---------   ---------
 Reserve for losses and LAE, beginning of
  year..........................................  $2,896.0    $2,821.7    $2,717.3
 Incurred losses and LAE, net of reinsurance
  recoverable:
   Provision for insured events of the current
     year.......................................   1,513.3     1,427.3     1,434.8
   Decrease in provision for insured events of
     prior years................................    (141.4)     (137.6)     (128.1)
                                                  ---------   ---------   ---------
 Total incurred losses and LAE..................   1,371.9     1,289.7     1,306.7
                                                  ---------   ---------   ---------
 Payments, net of reinsurance recoverable:
   Losses and LAE attributable to insured events
     of current year............................     759.6       652.2       650.2
   Losses and LAE attributable to insured events
     of prior years.............................     627.6       614.3       566.9
                                                  ---------   ---------   ---------
 Total payments.................................   1,387.2     1,266.5     1,217.1
                                                  ---------   ---------   ---------
 Change in reinsurance recoverable on unpaid
  losses........................................    (136.6)       51.1        14.8
                                                  ---------   ---------   ---------
 Reserve for losses and LAE, end of year........  $2,744.1    $2,896.0    $2,821.7
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------

    As part of an ongoing process, the property and casualty reserves have been re-estimated for all prior accident years and were decreased by $141.4 million, $137.6 million and $128.1 million in 1996, 1995 and 1994, respectively. The increase in favorable development on prior years' reserves of $3.8 million in 1996 results primarily from an $11.4 million increase in favorable development at Citizens.

    The increase in Citizens' favorable development of $11.4 million in 1996 reflects improved severity in the personal automobile line, where favorable development increased $28.6 million to $33.0 million in 1996, partially offset by less favorable development in the workers' compensation line. In 1995, the workers' compensation line had favorable development of $32.7 million, primarily as a result of Citizens re-estimating reserves to reflect the new claims cost management programs and the Michigan Supreme Court ruling, which decreases the maximum to be paid for indemnity cases on all existing and future claims. In 1996, the favorable development in the workers' compensation line of $21.8 million also reflected these developments. Hanover's favorable development, including voluntary and involuntary pools, decreased $7.7 million in 1996 to $82.9 million, primarily attributable to a decrease in favorable development in the workers' compensation line of $19.8 million to favorable development of $17.3 million in 1996. This decrease is primarily attributable to a re-estimate of reserves with respect to certain types of workers' compensation policies including large deductibles and excess of loss policies. In addition, during

1995 the Regional Property and Casualty subsidiaries refined their estimation of unallocated loss adjustment expenses which increased favorable development in that year. Favorable development in the personal automobile line also decreased $4.7 million, to $42.4 million in 1996. These decreases were offset by increases in favorable development of $1.9 million and $5.6 million, to $12.6 million and $5.7 million, in the commercial automobile and commercial multiple peril lines, respectively. Favorable development in other lines increased by $8.8 million, primarily as a result of environmental reserve strengthening in 1995. Favorable development in Hanover's voluntary and involuntary pools increased $3.7 million to $4.1 million during 1996.

    The increase in favorable development on prior years' reserves of $9.5 million in 1995 results primarily from a $34.6 million increase in favorable development at Citizens. Favorable development in Citizens' personal automobile and workers' compensation lines increased $16.6 million and $15.5 million, to favorable development of $4.4 million and $32.7 million, respectively, due to the aforementioned change in claims cost management and the Michigan Supreme Court ruling. Hanover's favorable development, not including the effect of voluntary and involuntary pools, was relatively unchanged at $90.2 million in 1995 compared to $91.7 million in 1994. Favorable development in Hanover's workers' compensation line increased $27.7 million to $31.0 million during 1995. This was offset by decreases of $14.6 million and $12.6 million, to $45.5 million and $0.1 million, in the personal automobile and commercial multiple peril lines, respectively. Favorable development in Hanover's voluntary and involuntary pools decreased $23.6 million to $0.4 million during 1995.

    This favorable development reflects the Regional Property and Casualty subsidiaries' reserving philosophy consistently applied over these periods. Conditions and trends that have affected development of the loss and LAE reserves in the past may not necessarily occur in the future.

    Due to the nature of business written by the Regional Property and Casualty subsidiaries, the exposure to environmental liabilities is relatively small, and therefore, their reserves are relatively small compared to other types of liabilities. Losses and LAE reserves related to environmental damage and toxic tort liability, included in the total reserve for losses and LAE, were $50.8 million and $43.2 million, net of reinsurance of $20.2 million and $8.4 million, at the end of 1996 and 1995, respectively. During 1995, the Regional Property and Casualty subsidiaries redefined their environmental liabilities in conformity with new guidelines issued by the NAIC. This had no impact on results of operations. The Regional Property and Casualty subsidiaries do not specifically underwrite policies that include this coverage, but as case law expands policy provisions and insurers' liability beyond the intended coverage, the Regional Property and Casualty subsidiaries may be required to defend such claims. During 1995, Hanover performed an actuarial review of its environmental reserves. This resulted in Hanover's providing additional reserves for "IBNR" (incurred but not reported) claims, in addition to existing reserves for reported claims. Although these claims are not material, their existence gives rise to uncertainty and is discussed because of the possibility, however remote, that they may become material. Management believes that, notwithstanding the evolution of case law expanding liability in environmental claims, recorded reserves related to these claims for environmental liability are adequate. In addition, management is not aware of any litigation or pending claims that may result in additional material liabilities in excess of recorded reserves. The environmental liability could be revised in the near term if the estimates used in determining the liability are revised.
19.  MINORITY INTEREST

The Company's interest in Allmerica P&C is represented by ownership of 59.5%, 58.3% and 57.4% of the outstanding shares of common stock at December 31, 1996, 1995 and 1994, respectively. Earnings and shareholder's equity attributable to minority shareholders are included in minority interest in the consolidated financial statements.

20.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

    Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by, solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

    On June 23, 1995, the governor of Maine approved a legislative settlement for the Maine Workers' Compensation Residual Market Pool deficit for the years 1988 through 1992. The settlement provides for an initial funding of $220.0 million toward the deficit. The insurance carriers are liable for $65.0 million, and employers will contribute $110.0 million payable through surcharges on premiums over the course of the next ten years. The major insurers are responsible for 90% of the $65.0 million. Hanover's allocated share of the settlement is approximately $4.2 million, which was paid in December 1995. The remainder of the deficit of $45.0 million will be paid by the Maine Guaranty Fund, payable in quarterly contributions over ten years. A group of smaller carriers filed litigation to appeal the settlement. The Company believes that adequate reserves have been established for any additional liability.

    The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

RESIDUAL MARKETS

    The Company is required to participate in residual markets in various states. The results of the residual markets are not subject to the predictability associated with the Company's own managed business, and are significant to the workers' compensation line of business and both the private passenger and commercial automobile lines of business.
21.  STATUTORY FINANCIAL INFORMATION

The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

 (IN MILLIONS)                                          1996        1995       1994
 ---------------------------------------------------  ---------   ---------   -------
 Statutory net income (Combined)
   Property and Casualty Companies..................  $  155.3    $  155.3    $ 79.9
   Life and Health Companies........................     133.3       134.3      40.7
                                                      ---------   ---------   -------
 Statutory Shareholder's Surplus (Combined)
   Property and Casualty Companies..................  $1,201.6    $1,128.4    $974.3
   Life and Health Companies........................   1,120.1       965.6     465.3
                                                      ---------   ---------   -------

22.  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The quarterly results of operations for 1996 and 1995 are summarized below:

 For the Three Months Ended
 (In millions)

 1996                                        March 31   June 30   Sept. 30   Dec. 31
 Total revenues............................   $827.9    $799.4     $806.3    $839.3
                                             --------   -------   --------   -------
 Net income................................   $ 50.6    $ 45.3     $ 49.4    $ 48.2
                                             --------   -------   --------   -------
                                             --------   -------   --------   -------
 1995
 Total revenues............................   $841.4    $791.9     $822.8    $784.4
                                             --------   -------   --------   -------
 Income before extraordinary item..........   $ 39.2    $ 29.9     $ 34.8    $ 45.2
 Extraordinary item -- demutualization
  expense..................................     (2.5)     (3.5)      (4.7)     (1.4)
                                             --------   -------   --------   -------
 Net income................................   $ 36.7    $ 26.4     $ 30.1    $ 43.8
                                             --------   -------   --------   -------
                                             --------   -------   --------   -------

23.  SUBSEQUENT EVENT (UNAUDITED)
On April 14, 1997, the Company entered into an agreement in principle to transfer the Company's individual disability income business under a 100% coinsurance arrangement to Metropolitan Life Insurance Company. The consummation of the transaction is subject to the negotiation of definitive agreements and regulatory approvals and is expected to occur on or before October 1, 1997. In connection with this transaction, the Company has recorded an after-tax charge of $35 million to net income in the first quarter of 1997 related to the reinsurance of this business.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of First Allmerica Financial Life Insurance Company and Policyowners of Group VEL Account of First Allmerica Financial Life Insurance Company

    In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts (1, 2, 3, 4, 5, 6, 7, 8, 9, 11, 12, 102, 103, 104, 105, 106, 150
and 207) constituting the Group VEL Account of First Allmerica Financial Life Insurance Company at December 31, 1996, and the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1996 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

The accompanying statements of operations and of changes in net assets for the period ended 12/31/95 of the Group VEL Account of First Allmerica Financial Life Insurance Company were not audited by us, and accordingly, we do not express an opinion on them.
/s/ Price Waterhouse LLP
Price Waterhouse LLP

Boston, Massachusetts
March 26, 1997

                               GROUP VEL ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

                                                             INVESTMENT                     EQUITY
                                                GROWTH      GRADE INCOME   MONEY MARKET      INDEX      GOVERNMENT BOND
                                              SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                                                   1             2              3              4               5
                                              -----------   ------------   ------------   -----------   ---------------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................   $     287      $     230      $     218     $     296       $     224
Investments in shares of Fidelity Variable
  Insurance Products Funds..................          --             --             --            --              --
Investment in shares of T. Rowe Price
  International Series, Inc.................          --             --             --            --              --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................          --             --             --            --              --
                                              -----------   ------------   ------------   -----------   ---------------
    Total assets............................         287            230            218           296             224

LIABILITIES:                                          --             --             --            --              --
                                              -----------   ------------   ------------   -----------   ---------------
    Net assets..............................   $     287      $     230      $     218     $     296       $     224
                                              -----------   ------------   ------------   -----------   ---------------
                                              -----------   ------------   ------------   -----------   ---------------

Net asset distribution by category:
  Value of investment by First Allmerica
    Financial Life Insurance Company
    (Sponsor)...............................   $     287      $     230      $     218     $     296       $     224
                                              -----------   ------------   ------------   -----------   ---------------
                                              -----------   ------------   ------------   -----------   ---------------
Units outstanding, December 31, 1996........         200            200            200           200             200
Net asset value per unit, December 31,
  1996......................................   $1.437128      $1.147997      $1.092088     $1.481061       $1.118548

                                                   SELECT                              SELECT          SMALL CAP
                                              AGGRESSIVE GROWTH   SELECT GROWTH   GROWTH AND INCOME      VALUE
                                                 SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                                                      6                 7                 8                9
                                              -----------------   -------------   -----------------   -----------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................      $     295         $     288         $     293        $     284
Investments in shares of Fidelity Variable
  Insurance Products Funds..................             --                --                --               --
Investment in shares of T. Rowe Price
  International Series, Inc.................             --                --                --               --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................             --                --                --               --
                                              -----------------   -------------   -----------------   -----------
    Total assets............................            295               288               293              284
LIABILITIES:                                             --                --                --               --
                                              -----------------   -------------   -----------------   -----------
    Net assets..............................      $     295         $     288         $     293        $     284
                                              -----------------   -------------   -----------------   -----------
                                              -----------------   -------------   -----------------   -----------
Net asset distribution by category:
  Value of investment by First Allmerica
    Financial Life Insurance Company
    (Sponsor)...............................      $     295         $     288         $     293        $     284
                                              -----------------   -------------   -----------------   -----------
                                              -----------------   -------------   -----------------   -----------
Units outstanding, December 31, 1996........            200               200               200              200
Net asset value per unit, December 31,
  1996......................................      $1.477246         $1.438919         $1.463506        $1.421440

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1996

                                                    SELECT                SELECT            VIPF          VIPF          VIPF
                                             INTERNATIONAL EQUITY  CAPITAL APPRECIATION  HIGH INCOME  EQUITY-INCOME    GROWTH
                                                 SUB-ACCOUNT           SUB-ACCOUNT       SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                                      11                    12               102           103           104
                                             --------------------  --------------------  -----------  -------------  -----------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................       $     276             $     303        $      --     $       --   $       --
Investments in shares of Fidelity Variable
  Insurance Products Funds..................              --                    --              252            275          286
Investment in shares of T. Rowe Price
  International Series Inc..................              --                    --               --             --           --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................              --                    --               --             --           --
                                                  ----------            ----------       -----------  -------------  -----------
    Total assets............................             276                   303              252            275          286

LIABILITIES:                                              --                    --               --             --           --
                                                  ----------            ----------       -----------  -------------  -----------
    Net assets..............................       $     276             $     303        $     252     $      275   $      286
                                                  ----------            ----------       -----------  -------------  -----------
                                                  ----------            ----------       -----------  -------------  -----------
Net asset distribution by category:
  Value of investment by First Allmerica
    Financial Life Insurance Company
    (Sponsor)...............................       $     276             $     303        $     252     $      275   $      286
                                                  ----------            ----------       -----------  -------------  -----------
                                                  ----------            ----------       -----------  -------------  -----------
Units outstanding, December 31, 1996........             200                   200              200            200          200
Net asset value per unit, December 31,
  1996......................................       $1.378590             $1.515457        $1.261762     $ 1.373712   $ 1.429510

                                                                                 DGPF
                                                 VIPF         VIPF II        INTERNATIONAL
                                               OVERSEAS    ASSET MANAGER        EQUITY
                                              SUB-ACCOUNT   SUB-ACCOUNT       SUB-ACCOUNT
                                                  105           106               207
                                              -----------  -------------  -------------------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................   $      --     $      --         $      --
Investments in shares of Fidelity Variable
  Insurance Products Funds..................         243           258                --
Investment in shares of T. Rowe Price
  International Series Inc..................          --            --                --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................          --            --               261
                                              -----------  -------------      ----------
    Total assets............................         243           258               261
LIABILITIES:                                          --            --                --
                                              -----------  -------------      ----------
    Net assets..............................   $     243     $     258         $     261
                                              -----------  -------------      ----------
                                              -----------  -------------      ----------
Net asset distribution by category:
  Value of investment by First Allmerica
    Financial Life Insurance Company
    (Sponsor)...............................   $     243     $     258         $     261
                                              -----------  -------------      ----------
                                              -----------  -------------      ----------
Units outstanding, December 31, 1996........         200           200               200
Net asset value per unit, December 31,
  1996......................................   $1.217051     $1.288954         $1.305897

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                            STATEMENTS OF OPERATIONS

                                              GROWTH                             INVESTMENT GRADE INCOME
                                           SUB-ACCOUNT 1                              SUB-ACCOUNT 2
                             FOR THE YEAR ENDED     FOR THE PERIOD      FOR THE YEAR ENDED     FOR THE PERIOD
                                  12/31/96       05/01/95* TO 12/31/95       12/31/96       05/01/95* TO 12/31/95
                             ------------------  ---------------------  ------------------  ---------------------
INVESTMENT INCOME:
  Dividends.................        $31                   $22                  $14                   $11

EXPENSES (NOTE 4):
    Total expenses..........         --                    --                   --                    --
                                    ---                   ---                  ---                   ---
    Net investment income...         31                    22                   14                    11
                                    ---                   ---                  ---                   ---

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain
    (loss)..................         --                    --                   --                    --
  Net unrealized gain
    (loss)..................         17                    17                   (6)                   11
                                    ---                   ---                  ---                   ---
  Net realized and
    unrealized gain (loss)
    on investments..........         17                    17                   (6)                   11
                                    ---                   ---                  ---                   ---
  Net increase in net assets
    from operations.........        $48                   $39                  $ 8                   $22
                                    ---                   ---                  ---                   ---
                                    ---                   ---                  ---                   ---

                                           MONEY MARKET
                                           SUB-ACCOUNT 3
                             FOR THE YEAR ENDED     FOR THE PERIOD
                                  12/31/96       05/01/95* TO 12/31/95
                             ------------------  ---------------------
INVESTMENT INCOME:
  Dividends.................        $11                   $ 7
EXPENSES (NOTE 4):
    Total expenses..........         --                    --
                                    ---                   ---
    Net investment income...         11                     7
                                    ---                   ---
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain
    (loss)..................         --                    --
  Net unrealized gain
    (loss)..................         --                    --
                                    ---                   ---
  Net realized and
    unrealized gain (loss)
    on investments..........         --                    --
                                    ---                   ---
  Net increase in net assets
    from operations.........        $11                   $ 7
                                    ---                   ---
                                    ---                   ---

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                           EQUITY INDEX                              GOVERNMENT BOND
                                           SUB-ACCOUNT 4                              SUB-ACCOUNT 5
                             FOR THE YEAR ENDED     FOR THE PERIOD      FOR THE YEAR ENDED     FOR THE PERIOD
                                  12/31/96       05/01/95* TO 12/31/95       12/31/96       05/01/95* TO 12/31/95
                             ------------------  ---------------------  ------------------  ---------------------
INVESTMENT INCOME:
  Dividends.................        $ 9                   $17                  $13                   $ 9

EXPENSES (NOTE 4):
    Total expenses..........         --                    --                   --                    --
                                    ---                   ---                  ---                   ---
    Net investment income...          9                    17                   13                     9
                                    ---                   ---                  ---                   ---

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain
    (loss)..................         --                    --                   --                    --
  Net unrealized gain
    (loss)..................         45                    25                   (5)                    7
                                    ---                   ---                  ---                   ---
  Net realized and
    unrealized gain (loss)
    on investments..........         45                    25                   (5)                    7
                                    ---                   ---                  ---                   ---
  Net increase in net assets
    from operations.........        $54                   $42                  $ 8                   $16
                                    ---                   ---                  ---                   ---
                                    ---                   ---                  ---                   ---

                                     SELECT AGGRESSIVE GROWTH
                                           SUB-ACCOUNT 6
                             FOR THE YEAR ENDED     FOR THE PERIOD
                                  12/31/96       05/01/95* TO 12/31/95
                             ------------------  ---------------------
INVESTMENT INCOME:
  Dividends.................        $21                   $--
EXPENSES (NOTE 4):
    Total expenses..........         --                    --
                                    ---                   ---
    Net investment income...         21                    --
                                    ---                   ---
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain
    (loss)..................         --                    --
  Net unrealized gain
    (loss)..................         25                    49
                                    ---                   ---
  Net realized and
    unrealized gain (loss)
    on investments..........         25                    49
                                    ---                   ---
  Net increase in net assets
    from operations.........        $46                   $49
                                    ---                   ---
                                    ---                   ---

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                           SELECT GROWTH                        SELECT GROWTH AND INCOME
                                           SUB-ACCOUNT 7                              SUB-ACCOUNT 8
                             FOR THE YEAR ENDED     FOR THE PERIOD      FOR THE YEAR ENDED     FOR THE PERIOD
                                  12/31/96       05/01/95* TO 12/31/95       12/31/96       05/01/95* TO 12/31/95
                             ------------------  ---------------------  ------------------  ---------------------
INVESTMENT INCOME:
  Dividends.................        $41                   $--                  $25                   $12

EXPENSES (NOTE 4):
    Total expenses..........         --                    --                   --                    --
                                    ---                   ---                  ---                   ---
    Net investment income...         41                    --                   25                    12
                                    ---                   ---                  ---                   ---

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain
    (loss)..................         --                    --                   --                    --
  Net unrealized gain
    (loss)..................         11                    36                   26                    30
                                    ---                   ---                  ---                   ---
  Net realized and
    unrealized gain (loss)
    on investments..........         11                    36                   26                    30
                                    ---                   ---                  ---                   ---
  Net increase in net assets
    from operations.........        $52                   $36                  $51                   $42
                                    ---                   ---                  ---                   ---
                                    ---                   ---                  ---                   ---

                                          SMALL CAP VALUE
                                           SUB-ACCOUNT 9
                             FOR THE YEAR ENDED     FOR THE PERIOD
                                  12/31/96       05/01/95* TO 12/31/95
                             ------------------  ---------------------
INVESTMENT INCOME:
  Dividends.................        $14                   $ 7
EXPENSES (NOTE 4):
    Total expenses..........         --                    --
                                    ---                   ---
    Net investment income...         14                     7
                                    ---                   ---
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain
    (loss)..................         --                    --
  Net unrealized gain
    (loss)..................         49                    14
                                    ---                   ---
  Net realized and
    unrealized gain (loss)
    on investments..........         49                    14
                                    ---                   ---
  Net increase in net assets
    from operations.........        $63                   $21
                                    ---                   ---
                                    ---                   ---

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                    SELECT INTERNATIONAL EQUITY                SELECT CAPITAL APPRECIATION
                                          SUB-ACCOUNT 11                             SUB-ACCOUNT 12
                             FOR THE YEAR ENDED     FOR THE PERIOD      FOR THE YEAR ENDED     FOR THE PERIOD
                                  12/31/96       05/01/95* TO 12/31/95       12/31/96       05/01/95* TO 12/31/95
                             ------------------  ---------------------  ------------------  ---------------------
INVESTMENT INCOME:
  Dividends.................        $ 6                   $ 3                  $ 1                   $ 5

EXPENSES (NOTE 4):
    Total expenses..........         --                    --                   --                    --
                                    ---                   ---                  ---                   ---
    Net investment income...          6                     3                    1                     5
                                    ---                   ---                  ---                   ---

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain
    (loss)..................         --                    --                   --                    --
  Net unrealized gain
    (loss)..................         44                    23                   23                    74
                                    ---                   ---                  ---                   ---
  Net realized and
    unrealized gain (loss)
    on investments..........         44                    23                   23                    74
                                    ---                   ---                  ---                   ---
  Net increase in net assets
    from operations.........        $50                   $26                  $24                   $79
                                    ---                   ---                  ---                   ---
                                    ---                   ---                  ---                   ---

                                         VIPF HIGH INCOME
                                          SUB-ACCOUNT 102
                             FOR THE YEAR ENDED     FOR THE PERIOD
                                  12/31/96       05/01/95* TO 12/31/95
                             ------------------  ---------------------
INVESTMENT INCOME:
  Dividends.................        $20                   $--
EXPENSES (NOTE 4):
    Total expenses..........         --                    --
                                    ---                   ---
    Net investment income...         20                    --
                                    ---                   ---
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain
    (loss)..................         --                    --
  Net unrealized gain
    (loss)..................         11                    21
                                    ---                   ---
  Net realized and
    unrealized gain (loss)
    on investments..........         11                    21
                                    ---                   ---
  Net increase in net assets
    from operations.........        $31                   $21
                                    ---                   ---
                                    ---                   ---

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                        VIPF EQUITY-INCOME                             VIPF GROWTH
                                          SUB-ACCOUNT 103                            SUB-ACCOUNT 104
                             FOR THE YEAR ENDED     FOR THE PERIOD      FOR THE YEAR ENDED     FOR THE PERIOD
                                  12/31/96       05/01/95* TO 12/31/95       12/31/96       05/01/95* TO 12/31/95
                             ------------------  ---------------------  ------------------  ---------------------
INVESTMENT INCOME:
  Dividends.................        $11                   $ 4                  $18                   $--

EXPENSES (NOTE 4):
    Total expenses..........         --                    --                   --                    --
                                    ---                   ---                  ---                   ---
    Net investment income...         11                     4                   18                    --
                                    ---                   ---                  ---                   ---

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain
    (loss)..................         --                    --                   --                    --
  Net unrealized gain
    (loss)..................         23                    37                   19                    49
                                    ---                   ---                  ---                   ---
  Net realized and
    unrealized gain (loss)
    on investments..........         23                    37                   19                    49
                                    ---                   ---                  ---                   ---
  Net increase in net assets
    from operations.........        $34                   $41                  $37                   $49
                                    ---                   ---                  ---                   ---
                                    ---                   ---                  ---                   ---

                                           VIPF OVERSEAS
                                          SUB-ACCOUNT 105
                             FOR THE YEAR ENDED     FOR THE PERIOD
                                  12/31/96       05/01/95* TO 12/31/95
                             ------------------  ---------------------
INVESTMENT INCOME:
  Dividends.................        $ 5                   $--
EXPENSES (NOTE 4):
    Total expenses..........         --                    --
                                    ---                   ---
    Net investment income...          5                    --
                                    ---                   ---
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain
    (loss)..................         --                    --
  Net unrealized gain
    (loss)..................         23                    15
                                    ---                   ---
  Net realized and
    unrealized gain (loss)
    on investments..........         23                    15
                                    ---                   ---
  Net increase in net assets
    from operations.........        $28                   $15
                                    ---                   ---
                                    ---                   ---

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                                           DGPF INTERNATIONAL
                                                        VIPF II ASSET MANAGER                    EQUITY
                                                           SUB-ACCOUNT 106                  SUB-ACCOUNT 207
                                              FOR THE YEAR ENDED      FOR THE PERIOD       FOR THE YEAR ENDED
                                                   12/31/96        05/01/95* TO 12/31/95        12/31/96
                                              ------------------   ---------------------   ------------------
INVESTMENT INCOME:
  Dividends.................................         $15                    $--                   $ 9

EXPENSES (NOTE 4):
    Total expenses..........................          --                     --                    --
                                                     ---                    ---                   ---
    Net investment income...................          15                     --                     9
                                                     ---                    ---                   ---

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain (loss)..................          --                     --                    --
  Net unrealized gain (loss)................          18                     25                    35
                                                     ---                    ---                   ---
  Net realized and unrealized gain (loss) on
    investments.............................          18                     25                    35
                                                     ---                    ---                   ---
  Net increase in net assets from
    operations..............................         $33                    $25                   $44
                                                     ---                    ---                   ---
                                                     ---                    ---                   ---


                                                 FOR THE PERIOD
                                              05/01/95* TO 12/31/95
                                              ---------------------
INVESTMENT INCOME:
  Dividends.................................           $--
EXPENSES (NOTE 4):
    Total expenses..........................            --
                                                       ---
    Net investment income...................            --
                                                       ---
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain (loss)..................            --
  Net unrealized gain (loss)................            17
                                                       ---
  Net realized and unrealized gain (loss) on
    investments.............................            17
                                                       ---
  Net increase in net assets from
    operations..............................           $17
                                                       ---
                                                       ---

*   Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                            GROWTH                      INVESTMENT GRADE INCOME
                                                        SUB-ACCOUNT 1                        SUB-ACCOUNT 2
                                              YEAR ENDED        PERIOD FROM        YEAR ENDED        PERIOD FROM
                                               12/31/96    05/01/95* TO 12/31/95    12/31/96    05/01/95* TO 12/31/95
                                              ----------   ---------------------   ----------   ---------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income.....................     $ 31              $ 22               $ 14              $ 11
  Net realized gain (loss) on investments...       --                --                 --                --
  Net unrealized gain (loss) on
    investments.............................       17                17                 (6)               11
                                                -----             -----              -----             -----
  Net increase in net assets from
    operations..............................       48                39                  8                22

 FROM CAPITAL TRANSACTIONS:
  Net increase in net assets from
    investments by First Allmerica Financial
    Life Insurance Company (Sponsor)........       --               200                 --               200
                                                -----             -----              -----             -----
  Net increase in net assets................       48               239                  8               222

NET ASSETS:
  Beginning of period.......................      239                --                222                --
                                                -----             -----              -----             -----
  End of period.............................     $287              $239               $230              $222
                                                -----             -----              -----             -----
                                                -----             -----              -----             -----

                                                         MONEY MARKET
                                                        SUB-ACCOUNT 3
                                              YEAR ENDED        PERIOD FROM
                                               12/31/96    05/01/95* TO 12/31/95
                                              ----------   ---------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income.....................     $ 11              $  7
  Net realized gain (loss) on investments...       --                --
  Net unrealized gain (loss) on
    investments.............................       --                --
                                                -----             -----
  Net increase in net assets from
    operations..............................       11                 7
 FROM CAPITAL TRANSACTIONS:
  Net increase in net assets from
    investments by First Allmerica Financial
    Life Insurance Company (Sponsor)........       --               200
                                                -----             -----
  Net increase in net assets................       11               207
NET ASSETS:
  Beginning of period.......................      207                --
                                                -----             -----
  End of period.............................     $218              $207
                                                -----             -----
                                                -----             -----

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                         EQUITY INDEX                       GOVERNMENT BOND
                                                        SUB-ACCOUNT 4                        SUB-ACCOUNT 5
                                              YEAR ENDED        PERIOD FROM        YEAR ENDED        PERIOD FROM
                                               12/31/96    05/01/95* TO 12/31/95    12/31/96    05/01/95* TO 12/31/95
                                              ----------   ---------------------   ----------   ---------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income.....................     $  9              $ 17               $ 13              $  9
  Net realized gain (loss) on investments...       --                --                 --                --
  Net unrealized gain (loss) on
    investments.............................       45                25                 (5)                7
                                                -----             -----              -----             -----
  Net increase in net assets from
    operations..............................       54                42                  8                16

 FROM CAPITAL TRANSACTIONS:
  Net increase in net assets from
    investments by First Allmerica Financial
    Life Insurance Company (Sponsor)........       --               200                 --               200
                                                -----             -----              -----             -----
  Net increase in net assets................       54               242                  8               216

NET ASSETS:
  Beginning of period.......................      242                --                216                --
                                                -----             -----              -----             -----
  End of period.............................     $296              $242               $224              $216
                                                -----             -----              -----             -----
                                                -----             -----              -----             -----

                                                   SELECT AGGRESSIVE GROWTH
                                                        SUB-ACCOUNT 6
                                              YEAR ENDED        PERIOD FROM
                                               12/31/96    05/01/95* TO 12/31/95
                                              ----------   ---------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income.....................     $ 21              $ --
  Net realized gain (loss) on investments...       --                --
  Net unrealized gain (loss) on
    investments.............................       25                49
                                                -----             -----
  Net increase in net assets from
    operations..............................       46                49
 FROM CAPITAL TRANSACTIONS:
  Net increase in net assets from
    investments by First Allmerica Financial
    Life Insurance Company (Sponsor)........       --               200
                                                -----             -----
  Net increase in net assets................       46               249
NET ASSETS:
  Beginning of period.......................      249                --
                                                -----             -----
  End of period.............................     $295              $249
                                                -----             -----
                                                -----             -----

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                        SELECT GROWTH                   SELECT GROWTH AND INCOME
                                                        SUB-ACCOUNT 7                        SUB-ACCOUNT 8
                                              YEAR ENDED        PERIOD FROM        YEAR ENDED        PERIOD FROM
                                               12/31/96    05/01/95* TO 12/31/95    12/31/96    05/01/95* TO 12/31/95
                                              ----------   ---------------------   ----------   ---------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income.....................     $ 41              $ --               $ 25              $ 12
  Net realized gain (loss) on investments...       --                --                 --                --
  Net unrealized gain (loss) on
    investments.............................       11                36                 26                30
                                                -----             -----              -----             -----
  Net increase in net assets from
    operations..............................       52                36                 51                42

 FROM CAPITAL TRANSACTIONS:
  Net increase in net assets from
    investments by First Allmerica Financial
    Life Insurance Company (Sponsor)........       --               200                 --               200
                                                -----             -----              -----             -----
  Net increase in net assets................       52               236                 51               242

NET ASSETS:
  Beginning of period.......................      236                --                242                --
                                                -----             -----              -----             -----
  End of period.............................     $288              $236               $293              $242
                                                -----             -----              -----             -----
                                                -----             -----              -----             -----

                                                       SMALL CAP VALUE
                                                        SUB-ACCOUNT 9
                                              YEAR ENDED        PERIOD FROM
                                               12/31/96    05/01/95* TO 12/31/95
                                              ----------   ---------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income.....................     $ 14              $  7
  Net realized gain (loss) on investments...       --                --
  Net unrealized gain (loss) on
    investments.............................       49                14
                                                -----             -----
  Net increase in net assets from
    operations..............................       63                21
 FROM CAPITAL TRANSACTIONS:
  Net increase in net assets from
    investments by First Allmerica Financial
    Life Insurance Company (Sponsor)........       --               200
                                                -----             -----
  Net increase in net assets................       63               221
NET ASSETS:
  Beginning of period.......................      221                --
                                                -----             -----
  End of period.............................     $284              $221
                                                -----             -----
                                                -----             -----

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                 SELECT INTERNATIONAL EQUITY          SELECT CAPITAL APPRECIATION
                                                        SUB-ACCOUNT 11                       SUB-ACCOUNT 12
                                              YEAR ENDED        PERIOD FROM        YEAR ENDED        PERIOD FROM
                                               12/31/96    05/01/95* TO 12/31/95    12/31/96    05/01/95* TO 12/31/95
                                              ----------   ---------------------   ----------   ---------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income.....................     $  6              $  3               $  1              $  5
  Net realized gain (loss) on investments...       --                --                 --                --
  Net unrealized gain (loss) on
    investments.............................       44                23                 23                74
                                                -----             -----              -----             -----
  Net increase in net assets from
    operations..............................       50                26                 24                79

 FROM CAPITAL TRANSACTIONS:
  Net increase in net assets from
    investments by First Allmerica Financial
    Life Insurance Company (Sponsor)........       --               200                 --               200
                                                -----             -----              -----             -----
  Net increase in net assets................       50               226                 24               279

NET ASSETS:
  Beginning of period.......................      226                --                279                --
                                                -----             -----              -----             -----
  End of period.............................     $276              $226               $303              $279
                                                -----             -----              -----             -----
                                                -----             -----              -----             -----

                                                       VIPF HIGH INCOME
                                                       SUB-ACCOUNT 102
                                              YEAR ENDED        PERIOD FROM
                                               12/31/96    05/01/95* TO 12/31/95
                                              ----------   ---------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income.....................     $ 20              $ --
  Net realized gain (loss) on investments...       --                --
  Net unrealized gain (loss) on
    investments.............................       11                21
                                                -----             -----
  Net increase in net assets from
    operations..............................       31                21
 FROM CAPITAL TRANSACTIONS:
  Net increase in net assets from
    investments by First Allmerica Financial
    Life Insurance Company (Sponsor)........       --               200
                                                -----             -----
  Net increase in net assets................       31               221
NET ASSETS:
  Beginning of period.......................      221                --
                                                -----             -----
  End of period.............................     $252              $221
                                                -----             -----
                                                -----             -----

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                      VIPF EQUITY-INCOME                      VIPF GROWTH
                                                       SUB-ACCOUNT 103                      SUB-ACCOUNT 104
                                              YEAR ENDED        PERIOD FROM        YEAR ENDED        PERIOD FROM
                                               12/31/96    05/01/95* TO 12/31/95    12/31/96    05/01/95* TO 12/31/95
                                              ----------   ---------------------   ----------   ---------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income.....................     $ 11              $  4               $ 18              $ --
  Net realized gain (loss) on investments...       --                --                 --                --
  Net unrealized gain (loss) on
    investments.............................       23                37                 19                49
                                                -----             -----              -----             -----
  Net increase in net assets from
    operations..............................       34                41                 37                49

 FROM CAPITAL TRANSACTIONS:
  Net increase in net assets from
    investments by First Allmerica Financial
    Life Insurance Company (Sponsor)........       --               200                 --               200
                                                -----             -----              -----             -----
  Net increase in net assets................       34               241                 37               249

NET ASSETS:
  Beginning of period.......................      241                --                249                --
                                                -----             -----              -----             -----
  End of period.............................     $275              $241               $286              $249
                                                -----             -----              -----             -----
                                                -----             -----              -----             -----

                                                        VIPF OVERSEAS
                                                       SUB-ACCOUNT 105
                                              YEAR ENDED        PERIOD FROM
                                               12/31/96    05/01/95* TO 12/31/95
                                              ----------   ---------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income.....................     $  5              $ --
  Net realized gain (loss) on investments...       --                --
  Net unrealized gain (loss) on
    investments.............................       23                15
                                                -----             -----
  Net increase in net assets from
    operations..............................       28                15
 FROM CAPITAL TRANSACTIONS:
  Net increase in net assets from
    investments by First Allmerica Financial
    Life Insurance Company (Sponsor)........       --               200
                                                -----             -----
  Net increase in net assets................       28               215
NET ASSETS:
  Beginning of period.......................      215                --
                                                -----             -----
  End of period.............................     $243              $215
                                                -----             -----
                                                -----             -----

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                    VIPF II ASSET MANAGER
                                                       SUB-ACCOUNT 106
                                              YEAR ENDED        PERIOD FROM
                                               12/31/96    05/01/95* TO 12/31/95
                                              ----------   ---------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income.....................     $ 15              $ --
  Net realized gain (loss) on investments...       --                --
  Net unrealized gain (loss) on
    investments.............................       18                25
                                                -----             -----
  Net increase in net assets from
    operations..............................       33                25

 FROM CAPITAL TRANSACTIONS:
  Net increase in net assets from
    investments by First Allmerica Financial
    Life Insurance Company (Sponsor)........       --               200
                                                -----             -----
  Net increase in net assets................       33               225

NET ASSETS:
  Beginning of period.......................      225                --
                                                -----             -----
  End of period.............................     $258              $225
                                                -----             -----
                                                -----             -----

                                                  DGPF INTERNATIONAL EQUITY
                                                       SUB-ACCOUNT 207
                                              YEAR ENDED        PERIOD FROM
                                               12/31/96    05/01/95* TO 12/31/95
                                              ----------   ---------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income.....................     $  9              $ --
  Net realized gain (loss) on investments...       --                --
  Net unrealized gain (loss) on
    investments.............................       35                17
                                                -----             -----
  Net increase in net assets from
    operations..............................       44                17
 FROM CAPITAL TRANSACTIONS:
  Net increase in net assets from
    investments by First Allmerica Financial
    Life Insurance Company (Sponsor)........       --               200
                                                -----             -----
  Net increase in net assets................       44               217
NET ASSETS:
  Beginning of period.......................      217                --
                                                -----             -----
  End of period.............................     $261              $217
                                                -----             -----
                                                -----             -----

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

NOTE 1 -- ORGANIZATION

    The Group VEL Account (Group VEL) is a separate investment account of First Allmerica Financial Life Insurance Company (the Company) established on May 1, 1995 for the purpose of separating from the general assets of the Company, those assets used to fund the variable portion of certain flexible premium variable life policies issued by the Company. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Group VEL are clearly identified and distinguished from the other assets and liabilities of the Company. Group VEL cannot be charged with liabilities arising out of any other business of the Company.

    Group VEL is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Group VEL currently offers twenty Sub-Accounts (See Note 3). Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Investment Management Company, Inc., a wholly-owned subsidiary of First Allmerica, or of the Variable Insurance Products Fund (VIPF) or the Variable Insurance Products Fund II (VIPF II) managed by Fidelity Management & Research Company (FMR), or of the T. Rowe Price International Series, Inc. (T. Rowe) managed by Rowe Price-Fleming International, Inc., or of the Delaware Group Premium Fund, Inc. (DGPF) managed by Delaware International Advisers, Ltd., or of INVESCO Variable Investment Funds, Inc. (INVESCO) managed by INVESCO Funds Group, Inc. The Trust, VIPF, VIPF II, T. Rowe, DGPF and INVESCO (the Funds) are open-end, diversified management investment companies registered under the 1940 Act. INVESCO is available only to employees of INVESCO and its affiliates.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Trust, VIPF, VIPF II, T. Rowe, DGPF, or INVESCO. Net realized gains and losses on securities sold are determined on the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Trust, VIPF, VIPF II, T. Rowe, DGPF, or INVESCO at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code and files a consolidated federal income tax return. The Company anticipates no tax liability resulting from the operations of Group VEL. Therefore, no provision for income taxes has been charged against Group VEL.

                               GROUP VEL ACCOUNT

                               DECEMBER 31, 1996

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Trust, VIPF, VIPF II, T. Rowe, DGPF and INVESCO at December 31, 1996 were as follows:

                                                                                        PORTFOLIO INFORMATION
                                                                                  ---------------------------------
                                                                                                          NET ASSET
                                                                                  NUMBER OF   AGGREGATE     VALUE
  SUB-ACCOUNT  INVESTMENT PORTFOLIO                                                SHARES       COST      PER SHARE
  -----------  -----------------------------------------------------------------  ---------   ---------   ---------
               Allmerica Investment Trust:
    1          Growth...........................................................     123        $253       $ 2.333
    2          Investment Grade Income..........................................     212         225         1.084
    3          Money Market.....................................................     218         218         1.000
    4          Equity Index.....................................................     137         226         2.165
    5          Government Bond..................................................     216         222         1.036
    6          Select Aggressive Growth.........................................     145         221         2.037
    7          Select Growth....................................................     201         241         1.430
    8          Select Growth and Income.........................................     208         237         1.405
    9          Small Cap Value..................................................     188         222         1.511
    11         Select International Equity......................................     203         209         1.356
    12         Select Capital Appreciation......................................     204         206         1.485

               Fidelity Variable Insurance Products Fund:
    102        High Income......................................................      20         220        12.520
    103        Equity-Income....................................................      13         215        21.030
    104        Growth...........................................................       9         218        31.140
    105        Overseas.........................................................      13         205        18.840

               Fidelity Variable Insurance Products Fund II:
    106        Asset Manager....................................................      15         215        16.930

               T. Rowe Price International Series, Inc.:
    150*       International Stock..............................................      --          --            --

               Delaware Group Premium Fund, Inc.:
    207        International Equity.............................................      17         209        15.110

               INVESCO Variable Investment Funds, Inc.:
    301*       Industrial Income................................................      --          --            --
    302*       Total Return.....................................................      --          --            --

* Sub-Accounts were established during 1996 and there was no selection of these investment options by any policyowner.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by rider, and a monthly administrative charge. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it

                               GROUP VEL ACCOUNT

                               DECEMBER 31, 1996

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED) will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value. For the years ended December 31, 1996 and December 31, 1995, there were no monthly deductions from sub-account policy values.

    The Company makes a charge of up to .90% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. For the year ended December 31, 1996, there were no mortality and expense risk charges. The mortality and expense risks annual charge may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 1.275% per annum. For up to the first 10 policy years, the Company also charges up to .25% per annum based on the average daily net assets of each Sub-Account for administrative expenses.

    Allmerica Investments, Inc. (Allmerica Investments), a wholly-owned subsidiary of the Company, is principal underwriter and general distributor of Group VEL, and does not receive any compensation for sales of Group VEL policies. Commissions are paid to registered representatives of Allmerica Investments by the Company. As the current series of policies have a surrender charge, no deduction is made for sales charges at the time of the sale. For the periods ended December 31, 1996 and December 31, 1995, there were no surrender charges applicable to Group VEL.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Group VEL satisfies the current requirements of the regulations, and it intends that Group VEL will continue to meet such requirements.

                               GROUP VEL ACCOUNT

                               DECEMBER 31, 1996

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of the Trust, VIPF, VIPF II, T. Rowe, and DGPF shares by Group VEL during the year ended December 31, 1996 were as follows:

  SUB-ACCOUNT   INVESTMENT PORTFOLIO                                                               PURCHASES   SALES
  ------------  ---------------------------------------------------------------------------------  ---------   -----
                Allmerica Investment Trust:
           1    Growth...........................................................................     $ 31      $--
           2    Investment Grade Income..........................................................       14       --
           3    Money Market.....................................................................       11       --
           4    Equity Index.....................................................................        9       --
           5    Government Bond..................................................................       13       --
           6    Select Aggressive Growth.........................................................       21       --
           7    Select Growth....................................................................       41       --
           8    Select Growth and Income.........................................................       25       --
           9    Small Cap Value..................................................................       14       --
          11    Select International Equity......................................................        6       --
          12    Select Capital Appreciation......................................................        1       --

                Fidelity Variable Insurance Products Fund:
         102    High Income......................................................................       20       --
         103    Equity-Income....................................................................       11       --
         104    Growth...........................................................................       18       --
         105    Overseas.........................................................................        5       --

                Fidelity Variable Insurance Products Fund II:
         106    Asset Manager....................................................................       15       --

                T. Rowe Price International Series, Inc.:
         150    International Stock..............................................................       --       --

                Delaware Group Premium Fund, Inc.:
         207    International Equity.............................................................        9       --
                                                                                                   ---------   -----
                Totals...........................................................................     $264      $--
                                                                                                   ---------   -----
                                                                                                   ---------   -----

                        APPENDIX A -- OPTIONAL BENEFITS

This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. The following supplemental benefits are available for issue under the Certificates for an additional charge.

WAIVER OF PREMIUM RIDER

    This rider provides that, during periods of total disability continuing for more than the period of time specified in the rider, the Company will add to the Certificate Value each month an amount selected by you or the amount necessary to maintain Certificate in force, whichever is greater. This benefit is subject to the Company's maximum issue benefits. Its cost may change yearly.

OTHER INSURED RIDER

    This rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The rider includes a feature that allows the "Other Insured" to convert the coverage to a flexible premium adjustable life insurance Certificate.

CHILDREN'S INSURANCE RIDER

    This rider provides coverage for eligible minor children. It also covers future children, including adopted children and step children.

ACCIDENTAL DEATH BENEFIT RIDER

    This rider pays an additional benefit for death resulting from a covered accident prior to the Certificate anniversary nearest the Insured's Age 70.

OPTION TO ACCELERATE BENEFITS RIDER

    This rider permits part of the proceeds of the Certificate to be available before death if the Insured becomes terminally ill and, depending on the group to which the Certificate is issued, may also pay part of the proceeds if the Insured is permanently confined to a nursing home.

EXCHANGE OPTION RIDER

    This rider allows you to use the Certificate to insure a different person, subject to Company guidelines.

EXCHANGE TO TERM INSURANCE RIDER

    This rider allows a Certificate Owner which is a corporation or corporate grantor trust to exchange the Certificate prior to the third Certificate anniversary for a five-year non-convertible term insurance policy. An exchange credit will be paid to the Certificate Owner.

                         APPENDIX B -- PAYMENT OPTIONS

PAYMENT OPTIONS

Upon written request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options then offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected.

If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Death Benefit.

The amounts payable under a payment option are paid from the General Account. These amounts are not based on the investment experience of the Group VEL Account.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to your and/or the Beneficiary's provision any option selection may be changed before the Death Proceeds becomes payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds becomes payable.

         APPENDIX C -- ILLUSTRATIONS OF SUM INSURED, CERTIFICATE VALUES
                            AND ACCUMULATED PREMIUMS

The tables illustrate the way in which a Certificate's Sum Insured and Certificate Value could vary over an extended period of time.

ASSUMPTIONS

The tables illustrate a Certificate issued to a person, Age 30, under a standard Premium Class and qualifying for the non-smoker discount and a Certificate issued to a person, Age 45, under a standard Premium Class and qualifying for the non-smoker discount. The tables illustrate the guaranteed cost of insurance rates the current cost of insurance rates as presently in effect.

The tables illustrate the Certificate Values that would result based upon the assumptions that no Certificate loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Certificate year (so that no transaction or transfer charges have been incurred).

The tables assume that all premiums are allocated to and remain in the Group VEL Account for the entire period shown and are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%. The second column of the tables show the amount which would accumulate if an amount equal to the Guideline Annual Premium were invested to earn interest, (after taxes) at 5% compounded annually.

The Certificate Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Certificate years. The values would also be different depending on the allocation of a Certificate's total Certificate Value among the Sub-Accounts of the Group VEL Account, if the actual rates of return averaged 0%, 6% or 12, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES

The amounts shown for the Death Proceeds and Certificate Values take into account the deduction from premium for the premium tax charge, the Monthly Deduction from Certificate Value, and the daily charge against the Group VEL Account for mortality and expense risks equivalent to an effective annual rate of 0.90%.

EXPENSES OF THE UNDERLYING FUNDS

The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the Underlying Fund. The actual fees and expenses of each Underlying Fund vary, and, in 1996, ranged from an annual rate of 0.34% to an annual rate of 1.23% of average daily net assets. The fees and expenses associated with the Policy may be more or less than 0.85% in the aggregate, depending upon how you make allocations of the Policy Value among the Sub-Accounts.

Under its Management Agreement with the Trust, Allmerica Investments has declared a voluntary expense limitation of 1.50% of average net average assets for the Select International Equity Fund, 1.20% for the Growth Fund, 1.00% for the Investment Grade Income Fund, 0.60% for the Money Market Fund, 0.60% for the Equity Index Fund, 1.00% for the Government Bond Fund, 1.35% for the Select Capital Appreciation Fund and the Select Aggressive Growth Fund, 1.20% for the Select Growth Fund, 1.10% for the Select Growth and Income Fund, and 1.25% for the Small Mid-Cap Value Fund. In 1996 the expenses of the Funds of the Trust did not exceed the expense limitations.

Delaware International has voluntarily agreed to waive its management fees and reimburse the International Equity Series to limit certain expenses to 8/10 of 1% of the average daily net assets. Without the expense limitation, in 1996 the total annual expenses of the International Equity Series would have been 1.04%.

For the Industrial Income Fund and Total Return Fund of INVESCO VIF, the ratio of total expenses, less expenses voluntarily absorbed by the investment adviser, were 0.95% and 0.94%, respectively. If such expenses had not been voluntarily absorbed, the total operating expenses would have been 1.19% and 1.30%, respectively.

NET ANNUAL RATES OF INVESTMENT

Taking into account the 0.90% charge to the Group VEL Account and the assumed 0.85% charge for Underlying Investment Company advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.75%, 4.25% and 10.25%, respectively.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Group VEL Account since no charges are currently made. However, if in the future such charges are made, in order to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                GROUP VARIABLE EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1

                       CURRENT COST OF INSURANCE CHARGES

              PREMIUMS              HYPOTHETICAL 0%                    HYPOTHETICAL 6%                   HYPOTHETICAL 12%
              PAID PLUS         GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
              INTEREST     ---------------------------------  ---------------------------------  ---------------------------------
CERTIFICATE     AT 5%      SURRENDER   CERTIFICATE    DEATH   SURRENDER   CERTIFICATE    DEATH   SURRENDER   CERTIFICATE    DEATH
   YEAR       PER YEAR       VALUE        VALUE      BENEFIT    VALUE        VALUE      BENEFIT    VALUE        VALUE      BENEFIT
-----------  -----------   ---------   -----------   -------  ---------   -----------   -------  ---------   -----------   -------
     1           4,410         153        3,502      250,000       382        3,731     250,000       611        3,960     250,000
     2           9,040       3,565        6,914      250,000     4,242        7,591     250,000     4,948        8,297     250,000
     3          13,903       6,887       10,236      250,000     8,236       11,585     250,000     9,699       13,048     250,000
     4          19,008      10,249       13,464      250,000    12,500       15,715     250,000    15,039       18,254     250,000
     5          24,368      13,787       16,601      250,000    17,174       19,987     250,000    21,150       23,963     250,000

     6          29,996      17,232       19,644      250,000    21,993       24,405     250,000    27,814       30,225     250,000
     7          35,906      20,577       22,587      250,000    26,958       28,967     250,000    35,083       37,093     250,000
     8          42,112      23,823       25,431      250,000    32,074       33,682     250,000    43,024       44,632     250,000
     9          48,627      26,969       28,174      250,000    37,348       38,554     250,000    51,708       52,913     250,000
    10          55,469      30,010       30,814      250,000    42,783       43,587     250,000    61,212       62,015     250,000

    11          62,652      33,346       33,346      250,000    48,784       48,784     250,000    72,025       72,025     250,000
    12          70,195      35,735       35,735      250,000    54,122       54,122     250,000    83,014       83,014     250,000
    13          78,114      37,977       37,977      250,000    59,604       59,604     250,000    95,092       95,092     250,000
    14          86,430      40,076       40,076      250,000    65,244       65,244     250,000   108,393      108,393     250,000
    15          95,161      42,023       42,023      250,000    71,043       71,043     250,000   123,055      123,055     250,000

    16         104,330      43,806       43,806      250,000    77,002       77,002     250,000   139,237      139,237     250,000
    17         113,956      45,448       45,448      250,000    83,155       83,155     250,000   157,141      157,141     250,000
    18         124,064      46,935       46,935      250,000    89,504       89,504     250,000   176,973      176,973     250,000
    19         134,677      48,253       48,253      250,000    96,054       96,054     250,000   198,972      198,972     250,000
    20         145,820      49,388       49,388      250,000   102,813      102,813     250,000   223,320      223,320     272,451

  Age 60        95,161      42,023       42,023      250,000    71,043       71,043     250,000   123,055      123,055     250,000
  Age 65       145,820      49,388       49,388      250,000   102,813      102,813     250,000   223,320      223,320     272,451
  Age 70       210,477      51,357       51,357      250,000   139,910      139,910     250,000   386,432      386,432     448,262
  Age 75       292,995      44,916       44,916      250,000   184,624      184,624     250,000   649,170      649,170     694,611

(1) Assumes a $4,200 premium is paid at the beginning of each Certificate Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                GROUP VARIABLE EXCEPTIONAL LIFE PLUS CERTIFICATE


                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1

                      GUARANTEED COST OF INSURANCE CHARGES

              PREMIUMS              HYPOTHETICAL 0%                    HYPOTHETICAL 6%                   HYPOTHETICAL 12%
              PAID PLUS         GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
              INTEREST     ---------------------------------  ---------------------------------  ---------------------------------
CERTIFICATE     AT 5%      SURRENDER   CERTIFICATE    DEATH   SURRENDER   CERTIFICATE    DEATH   SURRENDER   CERTIFICATE    DEATH
   YEAR       PER YEAR       VALUE        VALUE      BENEFIT    VALUE        VALUE      BENEFIT    VALUE        VALUE      BENEFIT
-----------  -----------   ---------   -----------   -------  ---------   -----------   -------  ---------   -----------   -------
     1           4,410           0        3,167      250,000        36        3,385     250,000       255        3,604     250,000
     2           9,040       2,879        6,228      250,000     3,514        6,863     250,000     4,177        7,526     250,000
     3          13,903       5,833        9,182      250,000     7,087       10,436     250,000     8,447       11,796     250,000
     4          19,008       8,807       12,022      250,000    10,884       14,099     250,000    13,231       16,446     250,000
     5          24,368      11,935       14,748      250,000    15,043       17,857     250,000    18,702       21,515     250,000

     6          29,996      14,947       17,358      250,000    19,298       21,709     250,000    24,635       27,046     250,000
     7          35,906      17,829       19,839      250,000    23,639       25,648     250,000    31,066       33,075     250,000
     8          42,112      20,574       22,182      250,000    28,061       29,669     250,000    38,044       39,651     250,000
     9          48,627      23,170       24,376      250,000    32,558       33,764     250,000    45,619       46,825     250,000
    10          55,469      25,603       26,407      250,000    37,119       37,923     250,000    53,849       54,652     250,000

    11          62,652      28,268       28,268      250,000    42,145       42,145     250,000    63,206       63,206     250,000
    12          70,195      29,950       29,950      250,000    46,426       46,426     250,000    72,568       72,568     250,000
    13          78,114      31,445       31,445      250,000    50,762       50,762     250,000    82,830       82,830     250,000
    14          86,430      32,744       32,744      250,000    55,154       55,154     250,000    94,103       94,103     250,000
    15          95,161      33,837       33,837      250,000    59,598       59,598     250,000   106,511      106,511     250,000

    16         104,330      34,697       34,697      250,000    64,077       64,077     250,000   120,186      120,186     250,000
    17         113,956      35,302       35,302      250,000    68,583       68,583     250,000   135,293      135,293     250,000
    18         124,064      35,617       35,617      250,000    73,094       73,094     250,000   152,015      152,015     250,000
    19         134,677      35,596       35,596      250,000    77,583       77,583     250,000   170,572      170,572     250,000
    20         145,820      35,194       35,194      250,000    82,028       82,028     250,000   191,230      191,230     250,000

  Age 60        95,161      33,837       33,837      250,000    59,598       59,598     250,000   106,511      106,511     250,000
  Age 65       145,820      35,194       35,194      250,000    82,028       82,028     250,000   191,230      191,230     250,000
  Age 70       210,477      26,069       26,069      250,000   103,101      103,101     250,000   331,550      331,550     384,598
  Age 75       292,995           0            0            0   119,588      119,588     250,000   555,584      555,584     594,475

(1) Assumes a $4,200 premium is paid at the beginning of each Certificate Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                GROUP VARIABLE EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2

                       CURRENT COST OF INSURANCE CHARGES

              PREMIUMS              HYPOTHETICAL 0%                    HYPOTHETICAL 6%                    HYPOTHETICAL 12%
              PAID PLUS         GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
              INTEREST     ---------------------------------  ---------------------------------  ----------------------------------
CERTIFICATE     AT 5%      SURRENDER   CERTIFICATE    DEATH   SURRENDER   CERTIFICATE    DEATH   SURRENDER  CERTIFICATE     DEATH
   YEAR       PER YEAR       VALUE        VALUE      BENEFIT    VALUE        VALUE      BENEFIT    VALUE       VALUE       BENEFIT
-----------  -----------   ---------   -----------   -------  ---------   -----------   -------  ---------  -----------   ---------
     1           1,470         393        1,221       76,221       471        1,299      76,299       549        1,377       76,377
     2           3,014       1,592        2,420       77,420     1,824        2,652      77,652     2,066        2,894       77,894
     3           4,634       2,768        3,596       78,596     3,234        4,062      79,062     3,738        4,566       79,566
     4           6,336       3,955        4,750       79,750     4,734        5,529      80,529     5,611        6,406       81,406
     5           8,123       5,185        5,881       80,881     6,360        7,055      82,055     7,736        8,432       83,432

     6           9,999       6,392        6,989       81,989     8,048        8,644      83,644    10,066       10,663       85,663
     7          11,969       7,576        8,073       83,073     9,799       10,296      85,296    12,621       13,118       88,118
     8          14,037       8,737        9,135       84,135    11,616       12,013      87,013    15,422       15,820       90,820
     9          16,209       9,874       10,172       85,172    13,500       13,798      88,798    18,495       18,793       93,793
    10          18,490      10,986       11,185       86,185    15,454       15,653      90,653    22,865       22,064       97,064

    11          20,884      12,174       12,174       87,174    17,579       17,579      92,579    25,664       25,664      100,664
    12          23,398      13,137       13,137       88,137    19,580       19,580      94,580    29,625       29,625      104,625
    13          26,038      14,077       14,077       89,077    21,657       21,657      96,657    33,983       33,983      108,983
    14          28,810      14,991       14,991       89,991    23,814       23,814      98,814    38,779       38,779      113,779
    15          31,720      15,880       15,880       90,880    26,054       26,054      01.054    44,057       44,057      119,057

    16          34,777      16,743       16,743       91,743    28,377       28,377     103,377    49,865       49,865      124,865
    17          37,985      17,580       17,580       92,580    30,788       30,788     105,788    56,256       56,256      131,256
    18          41,355      18,391       18,391       93,391    33,290       33,290     108,290    63,290       63,290      138,290
    19          44,892      19,174       19,174       94,174    35,884       35,884     110.884    71,031       71,031      146,031
    20          48,607      19,930       19,930       94,930    38,574       38,574     113,574    79,550       79,550      154,550

  Age 60        97,665      25,579       25,579      100,579    71,166       71,166     146,166   229,234      229,234      307,173
  Age 65       132,771      26,546       26,546      101,546    91,516       91,516     166,516   378,082      378,082      461,260
  Age 70       177,576      25,537       25,537      100,537   114,403      114,403     189,403   617,137      617,137      715,879
  Age 75       234,759      21,566       21,566       96,566   139,062      139,062     214,062  1,001,969   1,001,969    1,076,969

(1) Assumes a $1,400 premium is paid at the beginning of each Certificate Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                GROUP VARIABLE EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2

                      GUARANTEED COST OF INSURANCE CHARGES

              PREMIUMS              HYPOTHETICAL 0%                     HYPOTHETICAL 6%                   HYPOTHETICAL 12%
              PAID PLUS         GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
              INTEREST     ---------------------------------   ---------------------------------  ---------------------------------
CERTIFICATE     AT 5%      SURRENDER   CERTIFICATE    DEATH    SURRENDER   CERTIFICATE    DEATH   SURRENDER   CERTIFICATE    DEATH
   YEAR       PER YEAR       VALUE        VALUE      BENEFIT     VALUE        VALUE      BENEFIT    VALUE        VALUE      BENEFIT
-----------  -----------   ---------   -----------   -------   ---------   -----------   -------  ---------   -----------   -------
     1           1,470         349        1,178      76,178         426        1,254      76,254       503        1,331      76,331
     2           3,014       1,504        2,332      77,332       1,731        2,559      77,559     1,968        2,796      77,796
     3           4,634       2,637        3,465      78,465       3,090        3,918      78,918     3,580        4,408      79,408
     4           6,336       3,779        4,574      79,574       4,536        5,331      80,331     5,388        6,183      81,183
     5           8,123       4,963        5,658      80,658       6,102        6,798      81,798     7,438        8,133      83,133

     6           9,999       6,123        6,719      81,719       7,726        8,322      83,322     9,683       10,279      85,279
     7          11,969       7,258        7,755      82,755       9,408        9,905      84,905    12,140       12,637      87,637
     8          14,037       8,367        8,765      83,765      11,149       11,547      86,547    14,832       15,229      90,229
     9          16,209       9,449        9,747      84,747      12,951       13,249      88,249    17,779       18,077      93,077
    10          18,490      10,503       10,702      85,702      14,813       15,012      90,012    21,006       21,205      96,205

    11          20,884      11,629       11,629      86,629      16,839       16,839      91,839    24,642       24,642      99,642
    12          23,398      12,526       12,526      87,526      18,730       18,730      93,730    28,417       28,417     103,417
    13          26,038      13,396       13,396      88,396      20,688       20,688      95,688    32,565       32,565     107,565
    14          28,810      14,234       14,234      89,234      22,712       22,712      97,712    37,122       37,122     112,122
    15          31,720      15,042       15,042      90,042      24,808       24,808      99,808    42,131       42,131     117,131

    16          34,777      15,818       15,818      90,818      26,974       26,974     101,974    47,632       47,632     122,632
    17          37,985      16,562       16,562      91,562      29,212       29,212     104,212    53,678       53,678     128,678
    18          41,355      17,272       17,272      92,272      31,524       31,524     106,524    60,322       60,322     135,322
    19          44,892      17,947       17,947      92,947      33,911       33,911     108,911    67,623       67,623     142,623
    20          48,607      18,586       18,586      93,586      36,375       36,375     111,375    75,646       75,646     150,646

  Age 60        97,665      22,267       22,267      97,267      64,992       64,992     139,992   215,170      215,170     290,170
  Age 65       132,771      21,310       21,310      96,310      81,383       81,383     156,383   352,366      352,366     429,887
  Age 70       177,576      16,934       16,934      91,934      97,538       97,538     172,538   570,328      570,328     661,581
  Age 75       234,759       7,121        7,121      82,121     110,763      110,763     185,763   917,144      917,144     992,144

(1) Assumes a $1,400 premium is paid at the beginning of each Certificate Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
               GROUP VARIABLE EXCEPTIONAL LIFE PLUS CERTIFICATE*

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 3

                       CURRENT COST OF INSURANCE CHARGES

              PREMIUMS             HYPOTHETICAL 0%                  HYPOTHETICAL 6%                   HYPOTHETICAL 12%
              PAID PLUS        GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
              INTEREST     -------------------------------  -------------------------------  ----------------------------------
CERTIFICATE     AT 5%      SURRENDER  CERTIFICATE   DEATH   SURRENDER  CERTIFICATE   DEATH   SURRENDER  CERTIFICATE     DEATH
   YEAR       PER YEAR      VALUE       VALUE      BENEFIT   VALUE       VALUE      BENEFIT    VALUE       VALUE       BENEFIT
-----------  -----------   --------   ----------   -------  --------   ----------   -------  ---------  -----------   ---------
     1          13,818       8,752      12,101     250,000    9,506      12,855     250,000    10,261       13,610      250,000
     2          28,327      20,632      23,981     250,000   22,900      26,249     250,000    25,259       28,608      250,000
     3          43,561      32,294      35,643     250,000   36,857      40,206     250,000    41,795       45,144      250,000
     4          59,557      43,875      47,090     250,000   51,537      54,753     250,000    60,163       63,378      250,000
     5          76,353      55,515      58,328     250,000   67,105      69,918     250,000    80,683       83,496      250,000

     6          93,989      66,950      69,361     250,000   83,324      85,735     250,000   103,233      105,644      283,127
     7         112,506      78,181      80,190     250,000  100,190     102,199     265,718   127,918      129,927      337,811
     8         131,950      89,215      90,823     250,000  117,656     119,264     300,544   154,940      156,548      394,501
     9         152,365     100,055     101,260     250,000  135,742     136,947     334,151   184,522      185,728      453,176
    10         173,801     111,447     111,447     264,129  155,262     155,262     367,972   217,699      217,699      515,946

    11         196,309     121,382     121,382     279,179  174,227     174,227     400,722   252,719      252,719      581,254
    12         219,943     131,047     131,047     292,234  193,825     193,825     432,229   291,022      291,022      648,979
    13         244,758     140,442     140,442     303,355  214,070     214,070     462,390   332,901      332,901      719,067
    14         270,814     149,574     149,574     314,106  234,978     234,978     493,454   378,683      378,683      795,234
    15         298,173     158,441     158,441     323,220  256,560     256,560     523,382   428,707      428,707      874,562

    16         326,899     167,033     167,033     332,396  278,805     278,805     554,822   483,312      483,312      961,790
    17         357,062     175,391     175,391     338,505  301,791     301,791     582,457   543,016      543,016    1,048,020
    18         388,733     183,504     183,504     344,987  325,511     325,511     611,960   608,234      608,234    1,143,480
    19         421,988     191,372     191,372     350,211  349,977     349,977     640,458   679,453      679,453    1,243,398
    20         456,905     199,000     199,000     354,221  375,207     375,207     667,868   757,208      757,208    1,347,831

  Age 60       298,173     158,441     158,441     323,220  256,560     256,560     523,382   428,707      428,707      874,562
  Age 65       456,905     199,000     199,000     354,221  375,207     375,207     667,868   757,208      757,208    1,347,831
  Age 70       659,493     233,168     233,168     368,406  512,262     512,262     809,374  1,263,390   1,263,390    1,996,156
  Age 75       918,052     261,169     261,169     370,860  668,451     668,451     949,200  2,035,582   2,035,582    2,890,526

(1) Assumes a $13,160 premium is paid at the beginning of each Certificate Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
               GROUP VARIABLE EXCEPTIONAL LIFE PLUS CERTIFICATE*

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 3

                      GUARANTEED COST OF INSURANCE CHARGES

              PREMIUMS              HYPOTHETICAL 0%                    HYPOTHETICAL 6%                    HYPOTHETICAL 12%
              PAID PLUS         GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
              INTEREST     ---------------------------------  ---------------------------------  ----------------------------------
CERTIFICATE     AT 5%      SURRENDER   CERTIFICATE    DEATH   SURRENDER   CERTIFICATE    DEATH   SURRENDER  CERTIFICATE     DEATH
   YEAR       PER YEAR       VALUE        VALUE      BENEFIT    VALUE        VALUE      BENEFIT    VALUE       VALUE       BENEFIT
-----------  -----------   ---------   -----------   -------  ---------   -----------   -------  ---------  -----------   ---------
     1          13,818        8,429       11,778     250,000     9,173       12,522     250,000     9,918       13,267      250,000
     2          28,327       19,983       23,332     250,000    22,213       25,562     250,000    24,533       27,882      250,000
     3          43,561       31,317       34,666     250,000    35,795       39,144     250,000    40,643       43,992      250,000
     4          59,557       42,566       45,781     250,000    50,080       53,295     250,000    58,544       61,759      250,000
     5          76,353       53,872       56,685     250,000    65,235       68,048     250,000    78,555       81,368      250,000

     6          93,989       64,971       67,382     250,000    81,024       83,435     250,000   100,551      102,962      275,938
     7         112,506       75,862       77,871     250,000    97,456       99,465     258,608   124,533      126,542      329,009
     8         131,950       86,546       88,154     250,000   114,395      116,003     292,327   150,669      152,277      383,738
     9         152,365       97,028       98,234     250,000   131,846      133,052     324,646   179,141      180,347      440,048
    10         173,801      108,044      108,044     256,065   150,604      150,604     356,931   210,931      210,931      499,905

    11         196,309      117,547      117,547     270,357   168,663      168,663     387,926   244,236      244,236      561,744
    12         219,943      126,743      126,743     282,638   187,237      187,237     417,538   280,493      280,493      625,498
    13         244,758      135,641      135,641     292,984   206,332      206,332     445,676   319,950      319,950      691,092
    14         270,814      144,235      144,235     302,894   225,942      225,942     474,479   362,856      362,856      761,997
    15         298,173      152,532      152,532     311,165   246,075      246,075     501,993   409,498      409,498      835,375

    16         326,899      160,510      160,510     319,414   266,692      266,692     530,717   460,110      460,110      915,618
    17         357,062      168,192      168,192     324,611   287,824      287,824     555,501   515,061      515,061      994,067
    18         388,733      175,554      175,554     330,041   309,420      309,420     581,710   574,599      574,599    1,080,247
    19         421,988      182,586      182,586     334,133   331,452      331,452     606,557   639,032      639,032    1,169,429
    20         456,905      189,291      189,291     336,938   353,905      353,905     629,951   708,707      708,707    1,261,499

  Age 60       298,173      152,532      152,532     311,165   246,075      246,075     501,993   409,498      409,498      835,375
  Age 65       456,905      189,291      189,291     336,938   353,905      353,905     629,951   708,707      708,707    1,261,499
  Age 70       659,493      217,841      217,841     344,189   471,552      471,552     745,053  1,148,569   1,148,569    1,814,739
  Age 75       918,052      238,343      238,343     338,447   595,761      595,761     845,980  1,780,948   1,780,948    2,528,946

(1) Assumes a $13,160 premium is paid at the beginning of each Certificate Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge may be calculated upon issuance of the Certificate and upon each increase in Face Amount. The maximum surrender charge calculated upon issuance of the Certificate is equal to $8.50 per thousand dollars of the initial Face Amount plus up to 50% (less any premium expense charge not associated with state and local premium taxes) of the Guideline Annual Premium, depending on the group to which the Certificate is issued. The maximum surrender charge for an increase in Face Amount is $8.50 per thousand dollars of increase, plus up to 50% (less any premium expense charge not associated with state and local premium taxes) of the Guideline Annual Premium for the increase. The calculation may be summarized in the following formula:

                                     Face Amount
 Maximum Surrender Charge = (8.5 X   -----------   ) + (up to 50% X Guideline Annual Premium)
                                        1000

A further limitation is imposed based on the Standard Non-Forfeiture Law of each state. The maximum surrender charges upon issuance of the Certificate and upon each increase in Face Amount are shown in the table below. During the first two Certificate years following issue or an increase in Face Amount, the actual surrender charge may be less than the maximum. See "CHARGES AND DEDUCTIONS -- Surrender Charge."

The maximum surrender charge remains level for up to the first 24 Certificate months, reduces uniformly for the balance of the surrender charge period, and is zero thereafter. The actual surrender charge imposed may be less than the maximum.

The Factors used in calculating the maximum surrender charges vary with the issue Age and Underwriting Class as indicated in the table below.

                 MAXIMUM SURRENDER CHARGE PER $1000 FACE AMOUNT

  Age at                                                  Age at
 issue or       Unisex        Unisex        Unisex       issue or       Unisex        Unisex        Unisex
 increase      Nonsmoker      Smoker       Unismoker     increase      Nonsmoker      Smoker       Unismoker
-----------  -------------  -----------  -------------  -----------  -------------  -----------  -------------
     0                           14.89         14.37        41             27.74         32.73         29.39
     1                           14.84         14.31        42             28.55         33.79         30.27
     2                           15.00         14.44        43             29.41         34.91         31.19
     3                           15.17         14.58        44             30.31         36.08         32.17
     4                           15.35         14.73        45             31.26         37.31         33.19
     5                           15.53         14.88        46             32.27         38.60         34.27
     6                           15.73         15.05        47             33.33         39.95         35.40
     7                           15.94         15.23        48             34.46         41.38         36.59
     8                           16.16         15.41        49             35.64         42.89         37.86
     9                           16.39         15.61        50             36.90         44.48         39.19
    10                           16.64         15.82        51             38.24         46.17         40.60
    11                           16.91         16.05        52             39.66         47.95         42.10
    12                           17.18         16.28        53             41.17         49.84         43.68
    13                           17.47         16.52        54             42.76         51.82         45.36
    14                           17.77         16.77        55             44.46         53.91         47.12
    15                           18.08         17.02        56             46.25         56.11         48.98
    16                           18.38         17.28        57             48.16         56.87         50.95
    17                           18.67         17.54        58             50.18         56.76         53.03
    18             17.15         18.98         17.80        59             52.34         56.65         55.24
    19             17.40         19.29         18.07        60             54.64         56.54         56.71
    20             17.65         19.62         18.35        61             56.54         56.44         56.59
    21             17.92         19.95         18.64        62             56.41         56.34         56.47
    22             18.20         20.31         18.95        63             56.29         56.26         56.36
    23             18.49         20.68         19.27        64             56.16         56.18         56.25
    24             18.80         21.08         19.61        65             56.03         56.10         56.13
    25             19.13         21.49         19.97        66             55.90         56.01         56.00
    26             19.48         21.94         20.35        67             55.74         55.90         55.85
    27             19.85         22.42         20.75        68             55.58         55.76         55.70
    28             20.24         22.92         21.18        69             55.41         55.63         55.53
    29             20.65         23.45         21.63        70             55.27         55.49         55.37
    30             21.08         24.02         22.11        71             55.12         55.38         55.22
    31             21.54         24.62         22.61        72             54.96         55.29         55.10
    32             22.03         25.25         23.15        73             54.85         55.23         54.99
    33             22.54         25.92         23.71        74             54.75         55.19         54.89
    34             23.03         26.62         24.30        75             54.64         55.16         54.80
    35             23.64         27.36         24.92        76             54.52         55.10         54.69
    36             24.24         28.15         25.57        77             54.36         55.01         54.53
    37             24.87         28.97         26.26        78             54.18         54.86         54.35
    38             25.53         29.84         26.99        79             53.97         54.68         54.14
    39             26.23         30.76         27.75        80             53.75         54.49         53.91
    40             26.97         31.72         28.55

                                    EXAMPLES

For the purposes of these examples, assume that a unisex, Age 35, non-smoker purchases a $100,000 Certificate. In this example the Guideline Annual Premium ("GAP") equals $944.21. The maximum surrender charge is calculated as follows:

(1) Deferred Administrative Charge                             $  850.00
   ($8.50/$1,000 of Face Amount)

(2) Deferred Sales Charge                                      $  472.11
   (50% x GAP)
                                                               ---------
                                                               $1,322.11

   Maximum Surrender Charge per Table (23.64 x 100)            $2,364.00

During the first two Certificate years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

(1) Deferred Administrative Charge ($8.50/$1,000 of Face       $  850.00
    Amount)

(2) Deferred Sales Charge                                         Varies
   (not to exceed 30% of premiums received, up to one GAP,
plus 9% of premiums received in excess of one GAP)
                                                               ---------
                                                               Sum of (1) and (2)

The maximum surrender charge is $1,322.11. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

Example 1:

    Assume the Certificate Owner surrenders the Certificate in the 10th Certificate month, having paid total premiums of $900. The actual surrender charge would be $1,120.

Example 2:

    Assume the Certificate Owner surrenders the Certificate in the 120th month. Also assume that after the 24th Certificate month, the maximum surrender charge decreases by 1/156 per month thereby reaching zero at the end of the 15th Certificate year. In this example, the maximum surrender charge would be $508.50.

                                   PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

To the fullest extent permissible under Massachusetts General Laws, no director shall be personally liable to the Company or any policy holder for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provisions of law to the contrary; provided, however, that this provision shall not eliminate or limit the liability of a director;

1. for any breach of the director's duty of loyalty to the Company or its policy holders;

2. for acts or omissions not in good faith, or which involve intentional misconduct or a knowing violation of law;

3. for liability, if any, imposed on directors of mutual insurance companies pursuant to M.G.L.A. c. 156B Section 61 or M.G.L.A. c. 156B Section 62;

4. for any transactions from which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO SECTION 26(E) OF THE INVESTMENT COMPANY ACT OF 1940

The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                     CONTENTS OF THE REGISTRATION STATEMENT
                                FAFLIC GROUP VEL

This registration statement comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2.
The prospectus consists of ____ pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the Securities Act of 1933. Representations Pursuant to Section 26(e) of the Investment Company Act of 1940 The signatures.

Written consents of the following persons:

1.   Price Waterhouse LLP
2.   Actuarial Consent
3.   Consent of Counsel

1.   Exhibit 1

          (Exhibits required by paragraph A of the instructions to Form N-8B-2)

          (1) Certified copy of Resolutions of the Board of Directors of the Company of August 20, 1991 authorizing the VEL Account was previously filed on November 1, 1993 and is herein incorporated by reference.

          (2)  Not Applicable.

          (3) (a) Form of Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed on November 1, 1993 and is herein incorporated by reference.

               (b)  Sales Agreement  between Allmerica
                    Investments, Inc. and G.R. Phelps & Co.,
                    Inc. was previously filed on February
                    27, 1995 and is herein incorporated by
                    reference.

          (4)  Not Applicable.

          (5) Forms of Policy and Policy riders were previously filed on November 1, 1993 and is herein incorporated by reference.

          (6)  Company's Restated Articles or Organization and
               Bylaws were previously filed the Registrant's initial Registration Statement, and are incorporated herein by reference.

          (7)  Not Applicable.

          (8)  (a)  Form of Participation Agreement with
                    Allmerica Investment Trust was
                    previously filed by the Company on May
                    11, 1992 in Registration Statement No.
                    33-47858, and is incorporated herein by
                    reference.

               (b)  Form of Participation Agreement with
                    Variable Insurance Products Fund was
                    previously filed on June 3, 1987 in
                    Registration Statement No. 33-14672 and
                    is incorporated herein by reference.

               (c) Form of Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on June 3, 1987 in Registration Statement No. 33-14672 and is incorporated herein by reference.

               (d) Form of Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on May 1, 1995 and is incorporated herein by reference.

               (e) Fidelity Service Agreement as of November 1, 1995 was previously was filed on April 30, 1996 in Pre-Effective Amendment No. 1, and is incorporated herein by reference.
                    An Amendment to the Fidelity Service Agreement, effective as
                    of January 1, 1997, is filed herewith.   A Proposed Form of
                    Fidelity Service Contract was previously filed on May 1, 1997 in Post-effective Amendment No. 1 and is incorporated by reference herein.


               (f) Proposed Form of Service Agreement with Rowe Price-Fleming International, Inc. was previously filed on May 1, 1997 in Post-effective Amendment No. 1 and is incorporated by reference herein.

          (9)  Not Applicable.

          (10) Form of Application was previously filed on November 1, 1993 and is herein incorporated by reference.

     2. Form of Policy and Policy riders were previously filed in Registant's initial Registration Statement, and is incorporated by reference herein.

     3.   Opinion of Counsel is filed herewith.

     4.   Not Applicable.

     5.   Not Applicable.

     6.   Actuarial consent is filed herewith.

     7. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B) was previously filed in Registant's initial Registration Statement, and is incorporated by reference herein.

     8.   Consent of Independent Accountants is filed herewith.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 17th day of November, 1997.

GROUP VEL ACCOUNT OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

By:  /s/ Abigail M. Armstrong
   --------------------------
     Abigail M. Armstrong, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                               TITLE                    DATE

/s/ John F. O'Brien        Director, President and
-----------------------    Chief Executive Officer
John F. O'Brien

/s/ Bruce C. Anderson      Director and Vice President
-----------------------
Bruce C. Anderson

/s/ Robert E. Bruce        Director and Vice President
-----------------------
Robert E. Bruce

/s/ John P. Kavanaugh      Director, Vice President and
-----------------------    Chief Investment Officer
John P. Kavanaugh

/s/ John F. Kelly          Director, Senior Vice President
-----------------------    and General Counsel                November 17, 1997
John F. Kelly

/s/ J. Barry May           Director
-----------------------
J. Barry May

/s/ James R. McAuliffe     Director
-----------------------
James R. McAuliffe

/s/ Edward J. Parry III    Director,Vice President, Treasurer
-----------------------    and Chief Financial Officer
Edward J. Parry III

Richard M. Reilly          Director and Vice President
-----------------------
Richard M. Reilly

/s/ Eric A. Simonsen       Director andVice President
----------------------
Eric A. Simonsen

/s/ Phillip E. Soule       Director and Vice President
-----------------------
Phillip E. Soule

                         FORMS S-6 EXHIBIT TABLE



Exhibit 3           Opinion of Counsel
Exhibit 6           Actuarial Consent
Exhibit 8           Consent of Independent Accountants